As filed with the Securities and Exchange Commission on April 29, 2022
Registration Nos. 002-89550; 811-03972
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 63
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 73
FUTUREFUNDS SERIES ACCOUNT
(Exact Name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Office)
(303) 737-3000
(Depositor’s Telephone Number)
Edmund F. Murphy III
President & Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy to:
Ann B. Furman, Esq.
Carlton Fields, P.A.
1025 Thomas Jefferson Street, N.W., Suite 400 West
Washington, D.C. 20007-5208
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485
X	on April 29, 2022, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on , pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

FUTUREFUNDS SERIES ACCOUNT
of Great-West Life & Annuity Insurance Company
GROUP FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS
Distributed by
GWFS Equities, Inc.
8515 East Orchard Road, Greenwood Village, Colorado 80111
(800) 701-8255
This Prospectus describes a group flexible premium deferred fixed and variable annuity contract (“Group Contract”), offered by Great-West Life & Annuity Insurance Company (“we,” “us,” “the Company” or “Great-West”). The Group Contract is designed to provide a retirement program that qualifies for special federal income tax treatment under various sections of the Internal Revenue Code of 1986, as amended (the “Code”), as well as for certain non-qualified plans. The Group Contract provides a variable annuity insurance contract whose value is based on the investment performance of the Investment Divisions you select. Various Fixed Options have been made available under the Group Contract, but they are not securities and not subject to review by the Securities and Exchange Commission. Please contact the Group Contractowner for any information and/or disclosures regarding the specific Fixed Option available under your Group Contract. GWFS Equities, Inc. (“GWFS”) is the principal underwriter and distributor of the Group Contracts. Great-West issues the Group Contracts in connection with the following retirement plans (“Plans”):
•pension or profit-sharing plans described in Code Section 401(a) (“401(a) Plans”);
•cash or deferred profit sharing plans described in Code Section 401(k) (“401(k) Plans”);
•tax-sheltered or tax-deferred annuities described in Code Section 403(b) (“403(b) Plans”);
•deferred compensation plans described in Code Section 457(b) or (f) (“457(b) or (f) Plans”);
•qualified governmental excess benefit plans described in Code Section 415(m) (“415(m) Plans”); and
•non-qualified deferred compensation plans (“NQDC Plans”).
Participation in the Group Contracts
You may be eligible to participate in the Group Contract if you participate in one of the Plans listed above. The owner of a Group Contract will be an employer, plan trustee, certain employer associations, or certain employee associations, as applicable (“Group Contractowner”).
We will establish a Participant annuity account (“Participant Annuity Account”) in your name. This Participant Annuity Account will reflect the dollar value of the Contributions made on your behalf.
Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code governing the tax-qualified plan, so a Group Contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified plans, and not for the purpose of obtaining tax deferral.
YOU MAY CANCEL YOUR INTEREST IN THE GROUP CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES. In some states, this cancellation period may be longer. Upon cancellation, we will refund the greater of (1) Contributions, less partial withdrawals; or (2) your Participant Annuity Account Value. Some states may require a return of Contribution. You should review this Prospectus, or consult with your Group Contractowner for additional information about the specific cancellation terms that apply. (See “Free Look Period” later in this Prospectus.)
We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions. The Group Contract is not available in all states.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
The date of this Prospectus is April 29, 2022
i

ii

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Definitions
Accumulation Period: The period between the effective date of your participation in the Group Contract and the Annuity Commencement Date. During this period, you may make Contributions to the Group Contract.
Accumulation Unit: The accounting measure described in the Group Contract and we use to determine your Variable Account Value during the Accumulation Period.
Administrative Offices: The Administrative Offices of Great-West, located at 8515 E. Orchard Rd., Greenwood Village, Colorado 80111.
Amendment Rider: GAC Amend 07 Amendment Rider, which offers supplemental provisions on an as needed basis to the Group Contract between Great-West and the Group Contractowner at no additional charge.
Annuity Commencement Date: The date annuity payments begin under an annuity payment option.
Annuity Unit: An accounting measure we use to determine the dollar value of each variable annuity payment after the first payment.
Contribution(s): Purchase payments, eligible rollovers, Transfers, payroll deductions, and other amounts we receive under the Group Contract on your behalf and allocate to a Participant Annuity Account.
Eligible Fund: A mutual fund, unit investment trust, or other investment portfolio in which an Investment Division invests all of its assets.
Fixed Annuity: An annuity with payments that remain fixed throughout the payment period and which do not reflect the investment experience of an Investment Division.
Fixed Options: Investment options that provide a fixed rate of return, and to which you can allocate Contributions or make Transfers. Your interests in the Fixed Options are not securities, are not subject to review by the SEC, and are described in another disclosure document. Please consult with the Group Contractowner for more information about the Fixed Options. A Fixed Option may be referred to as “Fixed Account” in your Contract.
Group Contract: An agreement between Great-West and the Group Contractowner providing a group flexible premium deferred fixed and/or variable annuity issued in connection with certain retirement Plans.
Group Contractowner: Depending on the type of Plan and the employer’s involvement, the Group Contractowner will be an employer, Plan trustee, certain employer associations, or certain employee associations.
Guaranteed Account Value: The sum of the values of each of your Guaranteed Sub-Accounts.
Guaranteed Sub-Accounts: The subdivisions of your Participant Annuity Account reflecting the value credited to you from the Fixed Options.
Investment Division: The Series Account is divided into Investment Divisions, each of which contains shares of an Eligible Fund. There is an Investment Division for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Contributions. Your Variable Account Value will reflect the investment performance of the corresponding Eligible Funds. Investment Divisions may be also referred to as “sub-accounts” or “divisions” in the Prospectus, SAI, or Series Account financial statements.
Participant: The person who is eligible to and elects to participate in the Group Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.
Participant Annuity Account: A separate record we establish in your name that reflects all transactions you make under the Group Contract.
Participant Annuity Account Value: The total value of your interest under the Group Contract. It is the total of your Guaranteed and Variable Account Values.
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Premium Tax: The amount of tax, if any, charged by a state or other government authority in connection with the Group Contract.
Request: Any request, either written, by telephone, or computerized, which is in a form satisfactory to Great-West and received at our Administrative Offices.
Series Account: FutureFunds Series Account, a separate account established by Great-West to provide variable funding options for the Group Contracts. It is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and consists of the individual Investment Divisions.
Spouse: A person recognized as a “spouse” under federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: When you move your Participant Annuity Account Value between and among the Investment Divisions and Fixed Options.
Transfer to Other Companies: The Transfer of all or a portion of your Participant Annuity Account Value to another company.
Valuation Date: The date on which we calculate the Accumulation Unit value of each Investment Division. This calculation is made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. ET). It is also the date on which we will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your Participant Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between two successive Valuation Dates.
Variable Account Value: The total value of your Variable Sub-Accounts.
Variable Sub-Account: A subdivision of your Participant Annuity Account reflecting the value credited to you from an Investment Division.
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Key Information
Important Information You Should Consider About the Group Contract
FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
The amount of charges for early withdrawals depends on the type of Plan and the
Group Contract in which you participate. The contingent deferred sales charge (also known as a surrender charge) is a percentage of the amounts you withdraw. There are seven different levels of the contingent deferred sales charge and each level has different charge structure. For Level 3 Group Contracts, the contingent deferred sales charge may be assessed up to 14 years. Although each level charges different percentage, the contingent deferred sales charge will not exceed 8.5%.

For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,500 on a $100,000 withdrawal.
Charges and Deductions
Transaction Charges
In addition to surrender charges, you also may be charged for other transactions. You may have to pay a Contingent Deferred Sales Charge upon a partial withdrawal. State premium tax and early distribution penalty taxes may apply in certain circumstances.
Fee Table; Charges and Deductions; and Federal Tax Consequences
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Group Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect Plan or custodian fees that are paid from Participant Annuity Account Values. If such charges were reflected, the fees and expenses would be higher.
Fee Table; Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Group Contract)	1.00%[1]	1.25%[2]
	Investment options (Portfolio fees and expenses)[3]	0.49%	1.86%
	Optional Amendment Rider available for Level 6 and Level 7 Group Contracts[4]	N/A	N/A
1 As a percentage of Participant Annuity Account Value. Includes Mortality and
Expense Risk Charge.
2 As a deduction in the Net Investment Factor. Includes Mortality and Expense Risk
Charge.
3 As a percentage of Portfolio Assets. These expenses, which include management fees, distribution (12b-1) and/or service fees and other expenses, do not take into account any fee waiver or expense reimbursement arrangements that may apply. These expenses are for the year ended December 31, 2021, and will vary from year to year.
4 If Amendment Rider is selected, Level 6 or Level 7 may apply under which the contingent deferred sales charge will vary depending upon the Plan, but will not exceed 8.5% of Contributions made by the Participant under the Group Contract.

Because your Group Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Group Contract, the following tables shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the
Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $447	Highest Annual Cost: $2,559
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive combination of Contract Classes and Portfolio Company fees and expenses	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive combination of Contract Classes, optional benefits, and Portfolio Company fees and expenses
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	•No optional benefits •No sales charges or Plan or custodian fees •No additional purchase payments, transfers, or withdrawals	•No sales charges or Plan or custodian fees •No additional purchase payments, transfers, or withdrawals
Other Plan or Custodian Charges	Any Plan or custodian fees. These fees would be Plan-specific		Custodian and Other Plan Fees and Charges
RISKS			LOCATION IN PROSPECTUS
Risk of Loss
You can lose money by investing in the Group Contract. We do not guarantee the investment performance of the Investment Divisions. The portion of your Participant
Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible
Funds. Thus, you bear the full investment risk for all Contributions allocated to the
Investment Divisions.
Principal Risks of Investing in the Group Contract: “Investment Option Investment Risk”
Not a Short-Term Investment
The Group Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Group Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Group Contract as a short-term investment or savings vehicle. Because of the long-term nature of the
Group Contract, you should consider whether investing purchase payments in the
Group Contract is consistent with the purpose for which the investment is being considered.
Principal Risks of Investing in the Group Contract: “Short-Term Investment Risk”
Risks Associated with Investment Options
An investment in the Group Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Group Contract (e.g., Eligible Funds). Each investment option will have its own unique risks. You should review these investment options before making an investment decision.
Principal Risks of Investing in the Group Contract: “Investment Option Investment Risk”
Insurance Company Risks
An investment in the Group Contract is subject to the risks related to us, as the
Depositor. Any obligations (including under the Fixed Options), guarantees, and benefits of the Group Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Great-West Life & Annuity Insurance Company, including our financial strength ratings, is available by contacting us at 1-303-737-3000.
Principal Risks of Investment in the Group Contract; “Insurance Company Financial Strength Risk”
RESTRICTIONS			LOCATION IN PROSPECTUS
Investments
Some Eligible Funds may not be available under your Group Contract because the
Group Contractowner may decide to offer only a select number of Eligible Funds under its Plan.

We reserve the right to discontinue or substitute any Eligible Fund as an investment option that is available under the Group Contract.

We reserve the right to reject or restrict transfers if we determine that transfers reflect excessive frequent trading or a market timing strategy, or we are required to reject or restrict transfers by the applicable Eligible Fund.

Investments of
The Series
Account: “The
Eligible Funds”;
Rights Reserved
by Great-West:
“Addition,
Deletion or
Substitution of
Eligible Funds”;
The
Accumulation
Period: “Market
Timing &
Excessive
Trading”

Optional Benefits	Amendment Rider offers supplemental provisions on an as needed basis to the Group		Death Benefit;
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Contract between Great-West and the Group Contractowner at no additional charge. If the Amendment Rider is selected and the Participant dies prior to the Annuity
Commencement Date, the amount payable on death will be the Participant Annuity
Account Value (less any outstanding loan balance), less any Premium Taxes. Level 6 or Level 7 may apply under which the contingent deferred sales charge will vary depending upon the Plan, but will not exceed 8.5% of Contributions made by the
Participant under the Group Contract.

Loans are allowed under the Contract if permitted by the Plan. Consult your Plan sponsor. No interest is charged on loans.
Contingent Deferred Sales Charge Loans
TAXES	LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Group Contract.
•There is no additional tax benefit if you purchase the Group Contract through a tax-qualified plan or individual retirement account (IRA).
•Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1∕2.
Federal Tax Consequences
CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation for selling this Group
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Group Contract over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Group Contracts (Underwriters) (in the Statement of Additional Information (SAI))
Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
Purchasing Interest in the Group Contract
Overview of the Group Contract
Purpose of the Group Contract. The Group Contract provides a variable annuity insurance contract whose value is based on the investment performance of the Investment Divisions you select. It is designed to provide a retirement program that qualifies for special federal income tax treatment under various sections of the Code as well as for certain non-qualified plans. It is not intended for people who may need to make early or frequent withdrawals, and may not be appropriate for you if you do not have a long-term investment horizon.
Phases of the Contract. The Group Contract has two phases, the Accumulation Period and the annuity period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. Participant Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts. Your Guaranteed Accounts will be allocated to Fixed Options that provide a fixed rate of return. Your Variable Account Value is allocated to one or more Investment Divisions, each of which contains shares of an Eligible Fund, and will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds. A list of Eligible Funds in which you can invest is provided in Appendix A: Eligible Funds Under the Group Contract.
During the annuity period (after annuitization), there are six different payment options you can choose from which are: (1) Life Annuity, (2) Life Annuity with Payments Guaranteed for Designated Periods, (3) Joint and One-Half Survivor, (4) Income of Specified Amount, (5) Income for Specified Period, and (6) Systematic Withdrawal Payment Option. Description of each annuity payment option is provided in the “Annuity Period” section of this Prospectus. After annuitization, the Death Benefit in this Prospectus will no longer apply.
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Contract Features. Below is a brief summary of the Group Contract’s primary features and options.
Death Benefit. If you die before the Annuity Commencement Date, death benefit, which may vary depending on when you die, will be paid to your beneficiary.
Rebalancer Option. Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Division, your asset allocation plan percentages may become out of balance over time. You may select to reallocate your Variable Account Value to maintain your desired asset allocation. For more information on investment professional compensation, please refer to the “Rebalancer” section of this Prospectus.
Periodic Payment Options. You may Request that all or part of your Participant Annuity Account Value be applied to a periodic payment option, provided you are eligible to receive a distribution under the terms of the Plan and Code. You may choose to receive periodic payments from the following payment options: (1) Income for a specified period, (2) income of a specified amount, (3) interest only, (4) minimum distribution. Description of each periodic payment option is provided in “Period Payment Options” section of this Prospectus.
Tax Treatment. You can transfer money among Investment Divisions without tax implications, and earnings (if any) on your investments are generally tax-deferred. Before the annuity period, you can withdraw money from your contract at any time. Taxes may be due if you take a distribution. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1/2.
Withdrawals. During the Accumulation Phase, you may, under some Plans, withdraw all or part of your Participant Annuity Account Value. Amounts withdrawn may be subject to a contingent deferred sales charge, other deductions, tax withholding and taxation.
Loans. Loans. Loans are allowed under the Group Contract if permitted under the Plan and the Code. See more detail under the section “Loans” later in this Prospectus.
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Group Contract or making withdrawals from the Group Contract. Please refer to your Group Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as Plan or custodial fees that are Plan specific, and if such costs were reflected the fees would be higher. Depending on the type of charge, these may reduce your Participant Annuity Account Value and/or could have tax consequences. See the Section “Custodian and Other Plan Fees and Charges” under “Charges and Deductions” later in this Prospectus.
The first table describes the fees and expenses that you will pay at the time that you buy the Group Contract, surrender or make withdrawals from the Group Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Contingent Deferred Sales Charge (as a percentage of amount distributed)	Maximum 8.5%[1]
Transfer Fee	None[2]
Premium Tax Charge	Maximum 3.5%[3]

1
The contingent deferred sales charge will be based upon the level applicable to your Group Contract. Under the applicable level, the contingent deferred sales charge is generally based on the amount distributed. Under Level 1 - 5 Group Contracts, the contingent deferred sales charge will not exceed 6% of Contributions made by the Participant under the Group Contract. If the Amendment Rider is selected, Level 6 or Level 7 may apply under which the contingent deferred sales charge will vary depending upon the Plan, but will not exceed 8.5% of Contributions made by the Participant under the Group Contract. The 8.5% limit applies to all
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contingent deferred sales charges under the Group Contract for which the Amendment Rider is added. For more information about the various Group Contract levels for the contingent deferred sales charge and circumstances in which a contingent deferred sales charge “free amount” may apply, please see the discussion below.
2
Currently there is no limit on the number of Transfers you make among Investment Divisions each year, however, we reserve the right reserve the right to limit the number of Transfers you make.
3
Premium Tax charge, ranging from 0.00% to 3.50%, may apply upon full surrender or annuitization.
The next table describes the fees and expenses that you will pay each year during the time you own the Group Contract (not including Eligible Fund fees and expenses).
Annual Group Contract Expenses
Administrative Expenses	$30.00
Base Group Contract Expenses (as percentage of average account value)	1.00% or 1.25%[1]

1
We deduct a mortality and expense risk charge as either a (i) daily deduction from the assets of each Investment Division (the “Daily M&E Deduction”), or (ii) a periodic deduction from your Participant Annuity Account Value (the “Periodic M&E Deduction”). Please see your Group Contract to determine if the Daily M&E Deduction or the Periodic M&E Deduction applies. After the Annuity Commencement Date, all Participants under the Group Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. Please see “Charges and Deductions: Mortality and Expense Risk Deductions” below for more information.
The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you are a Participant under the Group Contract. A complete list of Eligible Funds available under the Group Contract, including their annual expenses, may be found at the back of this document in Appendix A.
Annual Portfolio Company Expenses	Minimum	Maximum
(Expenses that are deducted from Eligible Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.49%	1.86% [2]

1
Several of the Eligible Funds (the Great-West Profile Funds and the Great-West Lifetime Funds) are “funds of funds” that invest substantially all of their assets in shares of other Great-West Funds, Inc. funds, portfolios in the same group of investment companies as the Great-West Funds, and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Great-West Profile Funds and the Great-West Lifetime Funds also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of their investment in shares of one or more Underlying Portfolios.
2
The expenses shown do not reflect any fee waiver or expense reimbursement. Each fee waiver or expense reimbursement arrangement is described in the relevant Eligible Fund’s prospectus.
Example
This Example is intended to help you compare the cost of investing in the Group Contract with the cost of investing in other variable annuity contracts. These costs include a Participant’s administrative transaction expenses, contract fees, variable account annual expenses, and Eligible Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or other Plan fees and charges that are Plan- specific, and that if such fees and charges were reflected the cost would be higher. Depending on the type of charge, these may reduce your Participant Annuity Account Value and/or could have tax consequences. See the section “Custodian and Other Plan Fees and Charges” under “Charges and Deductions” later in this Prospectus.
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The Example assumes that you invest $100,000 under the Group Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. In addition, this Example assumes no Transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Group Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$9,138.00	$15,558.00	$22,228.00	$33,965.00
(2) If you annuitize your Contract or do not surrender your Group Contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$3,138.00	$9,558.00	$16,228.00	$33,965.00
The examples do not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted upon full surrender, death, or annuitization. The examples also do not include any of the taxes or penalties you may be required to pay if you withdraw all or part of your Participant Annuity Account Value.
The fee tables and examples should not be considered a representation of past or future expenses and charges of the Eligible Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.
Principal Risks of Investing in the Group Contract
Short-Term Investment Risk. The Group Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Group Contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.
Investment Option Investment Risk. You bear the risk of any decline in the Variable Account Value of your contract resulting from the performance of the Eligible Funds you have chosen. The Variable Account Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Eligible Fund. This risk could have a significant negative impact on certain benefits and guarantees under the Group Contract. The investment risks are described in the prospectuses for the Eligible Fund.
Insurance Company Financial Strength Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.
Withdrawal Risk. Penalty taxes may apply to certain distributions from 401(a), 401(k) and 403(b) Plans. Distributions made before the Participant attains age 59 1∕2 are premature distributions and are subject to an additional penalty tax equal to 10% of the amount of the distribution which is included in gross income in the tax year.
Business Continuity Risk. Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
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The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Cyber Security Risk. Because our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions), cyber-attacks and similar incidents or events. These risks include, among other things, the theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, unauthorized access to or release of confidential Group Contractowner or Participant information, and unintentional events and occurrences. Such system failures, cyber- attacks, and similar incidents or events affecting us, the Eligible Funds, intermediaries and other affiliated or third-party service providers or business partners may adversely affect us and your Participant Annuity Account Value. For instance, system failures, cyber- attacks, and similar incidents or events may interfere with our processing of Group Contract transactions, including the processing of Transfer Requests from our website or with the Eligible Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential Group Contractowner, Participant, or business information, impede order processing, subject us and/or our service providers, intermediaries, and business partners to regulatory inquiries and proceedings (possibly resulting in fines and/or penalties), litigation, financial losses and other costs, and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Eligible Funds invest, which may cause the Eligible Funds underlying your Group Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others continue to pose new and significant cybersecurity threats. While there can be no assurance that we or the Eligible Funds or our service providers or business partners will avoid these risks at all times or avoid losses affecting your Group Contract due to cyber-attacks, information security breaches, or similar incidents or events in the future, we take reasonable steps to mitigate these risks and secure our systems from such risks.
Cessation of Contributions and Contract Termination. Either the Group Contractowner or Great-West may determine that no more contributions or Transfers will be permitted upon notice to the other party. In addition, the Group Contractowner may terminate the Contract. Contract Termination may occur due to termination of the Plan or due to Contract Conversion, provided an Amendment Rider is attached to the Contract. For details see the sections “Cessation of Contributions,” “Contract Termination Due To Plan Termination” and “Contract Termination Due To Contract Conversion,” later in this Prospectus.
If the Group Contractowner terminates the Contract: all benefits, rights and privileges provided by the Contract shall terminate, unless the Group Contractowner elects the termination that provides for Great-West to maintain Participant Annuity Accounts.
Great-West Life & Annuity Insurance Company
Great-West Life & Annuity Insurance Company is a stock life insurance company authorized to engage in the sale of life insurance, accident and health insurance, and annuities. Great-West issues the Group Contracts described in this Prospectus has primary responsibility for administration of the Group Contracts and the Series Account. Its Administrative Offices are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.
We encourage both existing and prospective Contractowners and Participants to read and understand our financial statements.
FutureFunds Series Account
We originally established the Series Account under Kansas law on November 15, 1983. The Series Account now exists pursuant to Colorado law as a result of our redomestication. The Series Account consists of Investment Divisions and is registered with the SEC under the 1940 Act, as a unit investment trust. This registration does not involve supervision of the Series Account or Great-West by the SEC.
The Series Account and its Investment Divisions are administered and accounted for as part of our general business. However, the income, gains, or losses of each Investment Division are credited to or charged against the assets held in that Investment Division, without regard to other income, gains, or losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Group Contracts are generally corporate obligations of Great-West.
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The Series Account currently has several Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of an Eligible Fund each having a specific investment objective. We may or may not make additional Investment Divisions available to Group Contractowners in the future based on our assessment of marketing needs and investment conditions.
Investments of The Series Account
The Eligible Funds
Some Eligible Funds may not be available under your Group Contract because the Group Contractowner may decide to offer only a select number of Eligible Funds under its Plan. Please consult with your Group Contractowner or employer, as the case may be, or one of our authorized representatives for more information concerning the availability of Eligible Funds under your Group Contract.
Each Eligible Fund is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. The SEC does not supervise the management or the investment practices and policies of any of the Eligible Funds. Appendix A gives a complete list of all the Eligible Funds under the Group Contract.
Insurance-Dedicated Eligible Funds
Many of the Eligible Funds described in this Prospectus are available only to insurance companies for their variable contracts. Such Eligible Funds are often referred to as “Insurance Dedicated,” and are used for “mixed” and “shared” funding. “Mixed funding” occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are also bought for variable life insurance policies issued by us or other insurance companies. “Shared funding” occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are also bought by other insurance companies for their variable annuity contracts.
Some of the Insurance-Dedicated Eligible Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Insurance Dedicated Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Insurance Dedicated Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Insurance Dedicated Eligible Funds may differ substantially.
Public Eligible Funds
Some of the Eligible Funds, which the Investment Divisions buy for the Group Contract, are also available to the general public, and please view “Appendix B: Public Eligible Funds” for the list of the public Eligible Funds.
Payments We Receive
Some of the Eligible Funds’ investment advisers or administrators may compensate us for providing administrative services in connection with the Eligible Funds or cost savings experienced by the investment advisers or administrators of the Eligible Funds. Such compensation is typically based on an annual percentage of Series Account average net assets we hold in that Eligible Fund. The percentage paid may vary from one Eligible Fund company to another and generally may range up to 0.60% annually of net Series Account assets invested in the Eligible Fund. For certain Eligible Funds, other compensation may come from Rule 12b-1 fees (ranging up
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to 0.50% annually of net Series Account assets in the Eligible Fund) that are deducted from Eligible Fund assets for providing distribution services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. The combined compensation to GWFS (12b-1 fees) and us (administration related service fees) generally ranges up to 0.85% annually of Series Account assets invested in an Eligible Fund.
Reinvestment and Redemption
All dividend distributions and capital gains made by an Eligible Fund will be automatically reinvested in shares of that Eligible Fund on the date of distribution. We will redeem Eligible Fund shares to the extent necessary to make annuity or other payments under the Group Contracts.
Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated objectives.
The Group Contracts
Group Contract Availability
The Group Contract is generally purchased by employers or certain associations or organizations to fund their retirement Plans. We issue the Group Contract in connection with:
•401(a) Plans;
•401(k) Plans;
•403(b) Plans;
•457(b) or (f) Plans;
•415(m) Plans; and
•NQDC Plans.
The Group Contract is generally owned by the employer, association or organization. For Group Contracts issued in connection with certain 403(b) Plans, the Group Contractowner has no right, title or interest in the amounts held under the Group Contract and the Participants make all elections under the Group Contract. For all other Plans, Participants have only those rights that are specified in the Plan.
Purchasing an Interest in the Group Contract
Eligible organizations may acquire a Group Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Group Contract to the Group Contractowner. If you are eligible to participate in the Plan, you may purchase an interest in a Group Contract by completing an enrollment form and giving it to your employer or Group Contractowner, as applicable, or a GWFS representative. Your Participant enrollment form will be forwarded to us for processing. Please consult with your employer or the Group Contractowner, as the case may be, for information concerning your eligibility to participate in the Plan and the Group Contract.
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Other enrollment options, like online enrollment or automatic enrollment, may be available. Please check with the Group Contractowner for more information.
Contributions
Your employer will send us Contributions on your behalf. Except as limited by the Code or your Plan, there is no minimum amount or number of Contributions. You can make Contributions at any time before your Annuity Commencement Date. We will receive a report of the amount paid as Contributions and this report is conclusive and binding on the Group Contractowner and any person or entity claiming an interest under the Group Contract. If the Group Contractowner’s report does not match the Contributions received and the inconsistency is not resolved within a period of time required under the law, Great-West will return the Contribution to the payor.
Participant Annuity Account
When we approve your Participant enrollment form we will establish a Participant Annuity Account in your name to reflect all of your transactions under the Group Contract. You will receive a statement of your Participant Annuity Account Value no less frequently than annually. You may also review your Participant Annuity Account Value through our automated voice responses phone system, the Internet, customer service phone representative or other methods we make available from time to time.
Subject to the terms of your Group Contract, if the Group Contractowner has elected to be billed for fees and charges under the Group Contract and any of the fees or charges remain unpaid for a specified period after the date billed, the Group Contractowner, in accordance with terms of the Plan, may instruct Great-West to debit Participant Annuity Accounts in the amount of the invoice not paid. Great-West may continue to deduct charges and fees quarterly from Participant Annuity Accounts unless the Group Contractowner provides Great-West with written instructions to reinitiate billing.
Assignments and Transfers
In general, the interest of any Participant or Group Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated by any of them.
Accumulation Period
Participant Enrollment Form and Initial Contribution
If your Participant enrollment form is complete, within two business days of receipt at our Administrative Offices, we will allocate your initial Contributions to Investment Divisions pursuant to your instructions. If your Participant enrollment form is incomplete, we will contact you or the Group Contractowner to obtain the missing information and allocate the Contributions. Note, if your Participant enrollment form is incomplete solely because you have not provided complete allocation instructions, we will follow allocation direction provided by the Group Contractowner (if any). If the Group Contractowner does not provide direction or we do not obtain missing information from you or the Group Contractowner, we will return the Contributions to you or the Group Contractowner.
Free Look Period
Where required by law, you may have the ability to cancel your interest in the Group Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Great-West within 10 days after Great-West receives your completed application form (or longer where required by law). We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund the greater of (1) Contributions, less partial withdrawals; or, (2) your Participant Annuity Account Value, although some states may require that the full amount of your Contribution be returned.
Subsequent Contributions
We will allocate subsequent Contributions according to the allocation instructions you provided in the Participant enrollment form. We will allocate Contributions on the Valuation Date we receive them.
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You may change your allocation instructions at any time by Request. Such change will be effective the later of (1) the date you specify in your Request or (2) the Valuation Date on which we receive your Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Participant Annuity Account Value
Before the Annuity Commencement Date, your Participant Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.
Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or Transfer to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to an Investment Division, less any applicable Premium Tax, by that Investment Division’s Accumulation Unit value. The number of Accumulation Units for the Investment Division will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate each Investment Division’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Investment Division’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth in Appendix C: Calculation of Net Investment Factor. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.
The value of an Investment Division’s assets is determined at the end of each Valuation Date.
Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the Net Investment Factor referred to above.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your Participant Annuity Account Value among the Investment Divisions and the Fixed Options by Request, subject to the limitations of your Group Contract. Transfers into and out of certain of the Fixed Options may be subject to limitations. Please see your Group Contract for more information.
Your Request must specify:
•the amounts being Transferred;
•the Investment Division(s) or Fixed Options from which the Transfer is to be made; and
•the Investment Division(s) or Fixed Options that will receive the Transfer.
Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make.
You may make Transfers by telephone or through the Internet. We will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. We will not be liable for losses resulting from telephone or Internet Requests we reasonably believe to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Group Contracts, at our discretion.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by not more than 30 days. Additional Transfer conditions apply to Transfers to or from the Fixed Options. Please see your Group Contract for more information.
We reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time. Transfer restrictions may be necessary to protect investors from the effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund transaction costs which you must bear.
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Although you are permitted to make Transfers by telephone or through the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.
Market Timing & Excessive Trading
The Group Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Participants in the underlying Eligible Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund’s portfolio securities and the reflection of that change in the Eligible Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Participants. As part of those procedures, certain of the Eligible Funds have instructed us to perform standardized trade monitoring, while other Eligible Funds perform their own monitoring and request reports of the Participant’s trading activity if prohibited trading is suspected. If a Participant’s trading activity is determined to constitute prohibited trading, as defined by the applicable Eligible Fund, Great-West will notify the Participant that a trading restriction will be implemented if the Participant does not cease the prohibited trading. Some Eligible Funds may require that trading restrictions be implemented immediately without warning, in which case we will notify the Participant and the Plan of the restriction imposed by the Eligible Fund(s), as applicable.
If an Eligible Fund determines, or we determine based on the applicable Eligible Fund’s definition of prohibited trading, that the Participant continues to engage in prohibited trading, we will restrict the Participant from making Transfers into the identified Eligible Fund(s) for the period of time specified by the Eligible Fund(s). Restricted Participants will be permitted to make Transfers out of the identified Eligible Fund(s) to other available Eligible Fund(s). When the Eligible Fund’s restriction period has been met, the Participant will automatically be allowed to resume Transfers into the identified Eligible Fund(s).
Additionally, if prohibited trading persists, the Eligible Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Plan, including those trades of individuals who are not engaging in prohibited trading. Inherently subjective judgments will be involved if an Eligible Fund decides to reject all trades initiated by a Plan. The discretionary nature of our procedures creates a risk that we may treat some Plans or some Participants differently than others.
Please note that the Series Account’s market timing procedures are such that, for Eligible Funds that perform their own monitoring, the Series Account does not impose trading restrictions unless an Eligible Fund first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless a trading pattern is established. To the extent such Eligible Funds do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Eligible Funds may be disrupted and the Participants may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Participants, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Participants whereby we permit prohibited trading. A Plan sponsor may elect to implement Plan level restrictions to prevent or minimize prohibited trading by Participants.
The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, an Eligible Fund may impose a redemption fee. Participants should also be aware that we are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way of premium payments and Transfers under your Contract) or removed from the Eligible Fund (including by way of withdrawals and Transfers under your Contract). If an Eligible Fund identifies you as having violated the Eligible Fund’s frequent trading policies and procedures, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you with respect to that Eligible Fund.
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Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or Transfers by specific Participants who violate the frequent trading policies established by the Eligible Fund. Accordingly, if you do not comply with any Eligible Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Eligible Fund or directing any Transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s frequent trading policies and procedures, which are disclosed in each Eligible Fund’s current prospectus.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Participant’s Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.
Please note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Eligible Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from a Participant engaged in frequent Transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one Investment Division, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by an Eligible Fund.
Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Investment Division to any other Investment Division. Dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time.
You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Valuation Date you select one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using dollar cost averaging.
If there are insufficient funds in the applicable Variable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Variable Sub- Account. Dollar cost averaging will terminate automatically when you start taking payments from an annuity payment option.
Dollar cost averaging Transfers must meet the following conditions:
•The minimum amount that can be Transferred out of an Investment Division is $100 per month; and
•You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) designate the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.
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You may not participate in dollar cost averaging and Rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time at our discretion.
Rebalancer
There is no charge for participation in the Rebalancer option.
Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Division, your asset allocation plan percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in Rebalancer does not assure a greater profit, nor will it prevent or necessarily alleviate losses in a declining market.
You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Valuation Date specified in your Request.
If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the transaction date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using Rebalancer.
On a Rebalancing Valuation Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions or cancel the Rebalancer option at any time by Request. The Rebalancer option will terminate automatically when you start taking payments from an annuity payment option.
Rebalancer Transfers must meet the following conditions:
•Your entire Variable Account Value must be included;
•You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division; and
•You must specify the frequency of rebalancing.
You may not participate in dollar cost averaging and Rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time at our discretion.
Loans
Loans are not addressed in the Group Contract. However, loans are available if and to the extent permitted by the Plan. No interest is charged on loans.
•Loans are not available under 415(m), NQDC, non-governmental 457(b) or 457(f) Plans.
•Loans may be available under 401(a), 401(k), 403(b), or governmental 457(b) Plans.
•Consult your employer or Group Contractowner, as the case may be, for complete details.
Total and Partial Withdrawals
You may Request to make a total or partial withdrawal at any time before your Annuity Commencement Date, subject to any limitations or restrictions contained in the Code or your Plan.
Requests for a partial withdrawal within 30 days prior to the Annuity Commencement Date may delay the Annuity Commencement Date by up to 30 days. A Request for partial withdrawal must be in writing and must specify the Investment Division(s) or Fixed Option(s) from which the partial withdrawal is to be made. If your instructions are not clear, your Request will be denied and will not be processed.
The amount available for any withdrawal is your Participant Annuity Account Value as determined on the Valuation Date you Request the withdrawal to be made. We will process your withdrawal Request on the later of the date selected in the Request, or the Valuation Date on which we receive the Request at our Administrative Offices.
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We will process your withdrawal based on the Accumulation Unit values next determined after we receive your withdrawal Request. This means that if we receive your Request prior to 4:00 p.m. ET, we will process the withdrawal at the unit values calculated as of 4:00 p.m. ET that Business Day. If we receive your Request at or after 4:00 p.m. ET, we will process the withdrawal at the unit values calculated as of 4:00 p.m. ET on the following Business Day.
Generally, we will pay withdrawal proceeds attributable to the Investment Divisions within seven days of the Valuation Date on which we process your Request, although payment may be postponed for a period in excess of seven days as permitted by the 1940 Act. You may apply the amount payable upon a total withdrawal to an Annuity Payment Option instead of receiving a lump-sum payment.
After a total withdrawal of your Participant Annuity Account Value, or at any time such value is zero, all of your rights under the Group Contract will terminate.
Certain restrictions apply to partial or total withdrawals under a Group Contract. (See “Federal Tax Consequences” below.) There are additional conditions that apply to a partial or total withdrawal of your Guaranteed Account Value.
You may have to pay a Contingent Deferred Sales Charge upon a partial or total withdrawal. (See “Charges and Deductions” below.) In addition, there may be certain tax consequences to you when you make withdrawals. (See “Federal Tax Consequences” below.)
Cessation of Contributions
In the future, either Great-West or the Group Contractowner may determine that no further Contributions will be made under the Group Contract. Should this occur, then Great-West or the Group Contractowner, as applicable, will provide the other party written notice that no future Contributions or Transfers will be made (this is referred to as a Date of Cessation). After cessation of Contributions, Great- West will continue to administer all Participant Annuity Accounts in accordance with the provisions of the Group Contract until the Group Contract is terminated.
If a Date of Cessation is declared and the Group Contract is terminated, the Group Contractowner must Request one of the following Cessation Options:
•Cessation Option (1):
Great-West will maintain each Participant Annuity Account until it is applied to a payment option. A contingent deferred sales charge, if applicable, may apply.
•Cessation Option (2):
Great-West will pay, within seven (7) days of the Date of Cessation, the Variable Account Values of the Participant Annuity Accounts to either the Group Contractowner or a person designated in writing by the Group Contractowner as the successor provider of the Group Contractowner’s Plan. A contingent deferred sales charge, if applicable, may apply. Great-West will pay the sum of the Guaranteed Account Values of the Participant Annuity Accounts in accordance with the specific requirements of the Group Contract.
•Cessation Option (3):
Great-West and the Group Contractowner will mutually agree in writing and in accordance with applicable law on the specific terms of the cessation of Contributions. A contingent deferred sales charge, if applicable, may apply.
Cessation Options (2) and (3) May Not Be Available In All Group Contracts.
Death Benefit
We will pay a death benefit to your beneficiary if you die before the Annuity Commencement Date.
•If you die prior to age 70, the death benefit will be the greater of: (1) your Participant Annuity Account Value less any Premium Taxes, or (2) the sum of all Contributions paid less any withdrawals and any applicable Premium Tax; or
•If you die on or after your 70th birthday, the death benefit will be your Participant Annuity Account Value, less any Premium Taxes; or
•If you die prior to the Annuity Commencement Date under the elected Amendment Rider, the amount payable on death will be the Participant Annuity Account Value (less any outstanding loan balance), less any Premium Taxes.
You designate the beneficiary to whom the death benefit will be paid. Your beneficiary may elect to receive the death benefit:
•under any of the Annuity Payment Options;
•as a lump-sum payment; or
•as a partial lump-sum payment with the balance applied toward an Annuity Payment Option.
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Depending on the terms of your Group Contract, your beneficiary must make this election within 60 days after we receive adequate proof of your death. If no election is made within the 60 day period, we will make a lump-sum payment to your beneficiary. Your Participant Annuity Account Value, for purposes of determination of the death benefit, will be calculated at the end of the Valuation Period during which we receive both proof of death and an election by the person receiving payment at Great-West’s Administrative Offices. If no election is made, your Participant Annuity Account Value will be determined 60 days after the date on which proof of death is received.
Distribution of the Proceeds
•If the beneficiary Requests a lump-sum or partial lump-sum payment, the proceeds will be paid within seven (7) days of Great-West’s receipt of such election and adequate proof of death.
•If the beneficiary Requests any Annuity Payment Option, the annuity payment shall commence thirty (30) days after the receipt of both such election and adequate proof of death.
We will pay the death benefit in accordance with any applicable laws and regulations governing payment of death benefits, subject to postponement in certain circumstances as permitted by the 1940 Act.
You may designate or change a beneficiary by sending us a Request. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
•if there is more than one primary surviving beneficiary, the Participant Annuity Account Value will be shared equally among them;
•if any primary beneficiary dies before the Participant, that beneficiary’s interest will pass to any other named surviving primary beneficiary or beneficiaries, to be shared equally;
•if there is no surviving primary beneficiary, the Participant Annuity Account Value will pass to any surviving contingent beneficiary and, if more than one contingent beneficiary survives the Participant, it will be shared equally among them;
•if no beneficiary survives the Participant, or if the designation of beneficiary was not adequately made, the Participant Annuity Account Value will pass under the terms of the Plan document, and if none, to the Participant’s estate.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Group Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Amendment Rider	Offers supplemental provisions on an as needed basis to the Group Contract between Great-West and the Group Contractowner at no additional charge.	Optional	No additional charge; reflected in CDSC for Level 6 and Level 7 Group Contracts	Death Benefit, Contingent Deferred Sales Charge, and Contract Termination Charge may change under the Amendment Rider.
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	No charge	Withdrawals will proportionately reduce the benefit, and such reductions could be significant.
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Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Periodic Payment Options
You may Request that all or
part of her Participant
Annuity Account Value be
applied to one of periodic
payment options, which are
1) income for a specified
period, 2) income of a
specified amount, 3) interest
only, and 4) minimum
distribution.
		Standard	No charge
Periodic payments will
proportionately reduce
the Participant Annuity
Account Value.
Participant must be
eligible to receive a
distribution under the
terms of the Plan and
Code.
All outstanding loan
balances must be paid in
full or treated as a
distribution before you
are eligible for a periodic
payment option.

Dollar Cost Averaging	Allows you to systematically make transfers from any Investment Division to any other Investment Division.	Standard	No charge	The minimum amount that can be Transferred out of an Investment Division is $100 per month. You may not participate in dollar cost averaging and Rebalancer at the same time.
Rebalancer	Allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation.	Standard	No charge	You may not participate in dollar cost averaging and Rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time at our discretion.
Charges and Deductions
The charges and deductions we assess will vary by Group Contract. Please contact your employer or the Group Contractowner, as the case may be, or your GWFS representative to determine the actual charges and deductions which are applicable to your Group Contract.
Annual Contract Maintenance Charge
•We may deduct an annual Contract Maintenance Charge from your Participant Annuity Account of not more than $30 on the first Valuation Date of each calendar year.
•If your Participant Annuity Account is established after that date, the annual Contract Maintenance Charge will be deducted on the first day of the next quarter and will be prorated for the year remaining.
•The deduction will be prorated between your Variable and Guaranteed Accounts.
•This charge is non-refundable.
•The annual Contract Maintenance Charge on Section 403(b) Plan Group Contracts will be waived for an initial period of between 12 months and 15 months, depending on the date you began participating under the Group Contract.
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•This annual Contract Maintenance Charge is assessed to reimburse us for some of our administrative expenses relating to the establishment and maintenance of Participant Annuity Accounts.
Contingent Deferred Sales Charge
Withdrawals of all or a portion of your Participant Annuity Account Value, payments made under a periodic payment option that are not to be made for more than 36 months (“Certain Periodic Payments”), or Transfers to Other Companies may be subject to a Contingent Deferred Sales Charge (“CDSC”). The amount of the CDSC depends on the type of Plan, and the Group Contract in which you participate. The CDSC is a percentage of the amounts you withdraw or Transfer to Other Companies.
Depending upon the Group Contract in which you participate, the CDSC will be based on one of the levels described below. In addition, if your Group Contract was issued in exchange for a previously issued Great-West fixed annuity contract and you were a Participant under that contract, we will assess an additional CDSC on amounts withdrawn or Transferred to Other Companies as described below.
While the CDSC under any level will be a percentage of the amount withdrawn or Transferred to Other Companies, the amount of a CDSC will not exceed 8.5% of the Contributions made to your Participant Annuity Account. For the CDSC that applies under your Group Contract, please contact your employer or the Group Contractowner, as the case may be, or your GWFS representative.
Level 1: 6% Capped CDSC
The CDSC for Level 1 Group Contracts will be an amount equal to 6% of:
•the amount of the total or partial withdrawal;
•the amount Transferred to Other Companies; or
•the amount of Certain Periodic Payments.
The maximum contingent deferred sales charges you pay will not exceed 6% of all Contributions made within 72 months of the total or partial withdrawals, Transfer to Other Companies or Certain Periodic Payments.
Level 2: 5% Level Charge for 5 Years
The CDSC for Level 2 Group Contracts will be an amount equal to 5% of the total or partial withdrawal, amounts Transferred to Other Companies, or amount of Certain Periodic Payments, if such distribution occurs during the first five years of your participation in the Group Contract. If the distribution occurs in your sixth year of participation or later, you will incur no contingent deferred sales charge.
Level 3: 5% Decreasing Charge
The CDSC for Level 3 Group Contracts will be an amount equal to the percentage of the amount withdrawn, Transferred to Other Companies, or amount of Certain Periodic Payments based on the table below:
Years of participation in this Group Contract	The applicable percentage shall be
0-4 years	5%
5-9 years	4%
10-14 years	3%
15 or more years	0%
Level 4: 6% Contract Termination Decreasing Charge
The contingent deferred sales charge for Level 4 Group Contracts will be an amount equal to the percentage of the amount withdrawn or Transferred to Other Companies at the termination of the Group Contract, based on the table below:
Years since Issuance of Group Contract	The applicable percentage shall be
0-1 years	6%
2 years	5%
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Years since Issuance of Group Contract	The applicable percentage shall be
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 years	1%
More than 7 years	0%
There is no Contingent Deferred Sales Charge Free Amount for Level 4 Group Contracts.
Level 5: No Contingent Deferred Sales Charges
Under Level 5 Group Contracts we do not assess any contingent deferred sales charge.
Level 6: Contingent Deferred Sales Charge under the Amendment Rider
For Group Contracts that have elected the Amendment Rider, the CDSC amount assessed on your withdrawals, Transfers to Other Companies, or Certain Periodic Payments will depend on the terms of the Amendment Rider elected by the Group Contractowner. The CDSC will not exceed 8.5% of Contributions. For the CDSC that applies under your Group Contract as a result of the Amendment Rider, please contact your employer or the Group Contractowner, as the case may be, or your GWFS representative.
Level 7: Contract Termination Charge under the Amendment Rider
For Group Contracts that have elected the Amendment Rider and Great-West has agreed to restore under the Group Contract all or a portion of the CDSC charges, market value adjustments, or other investment charges from Plan assets under a prior investment option, and the Group Contract is terminated prior to Great-West’s recovery of any and all start-up costs, such amounts will be recouped through a start-up cost recovery schedule applied as a contingent deferred sales charge, which will not exceed 8.5% of Contributions.
Additional Contingent Deferred Sales Charges
If the Group Contract was issued in exchange for a previously issued Great-West fixed annuity contract, the charges applicable to your Group Contract (as described in Levels 1-5 above) will apply in addition to the following charges applicable to amounts attributable to your Fixed Annuity contract:
•an amount equal to a percentage of the amount of the total or partial withdrawal, Transferred to Other Companies, or the amount of Certain Periodic Payments, based on the number of years of participation in both the exchanged annuity contract and the Group Contract as illustrated below:
Number of Years of Participation in Both the Exchanged Annuity Contract and this Group Contract:	Applicable percentage
Less than 5 Years	6%
More than 5 Years but less than 10 Years	5%
More than 10 Years	4%
The additional CDSC applies only to amounts attributable to your Fixed Annuity contract on the date you exchanged that contract for an interest in the Group Contract (the “Exchanged Amount”). The additional CDSC does not apply to Contributions made under the Group Contract (other than the Exchanged Amount), earnings on those Contributions, or earnings on the Exchanged Amount. To determine whether this charge applies, we first consider amounts you withdraw to be withdrawn from Contributions (other than the Exchanged Amount), earnings on those Contributions, and earnings on the Exchanged Amount. The charge will not be assessed unless the foregoing have been depleted.
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The CDSC applicable to Participant Annuity Account Values derived from a previously exchanged Great-West annuity contract will not decrease below 4%.
Contingent Deferred Sales Charge Free Amount
You may be eligible for a CDSC “Free Amount.”
•The CDSC “Free Amount” is an amount against which the CDSC will not be assessed.
•The “Free Amount” will not exceed 10% of the Participant Annuity Account Value at December 31 of the previous calendar year, and will be applied on the first distribution, payment, or Transfer to Another Company made in that year.
All additional distributions, payments, or Transfers to Another Company during that calendar year will be subject to a Contingent Deferred Sales Charge without application of any “Free Amount.”
General Provisions Applicable to the CDSC
The CDSC is deducted from your payment. Thus, for example (assuming a 6% CDSC):
If you Request a withdrawal of $100, (and assuming that the entire withdrawal is subject to a 6% CDSC) you would receive a payment of $94.
The CDSC will not exceed 8.5% of Contributions made by the Participant under the Group Contract.
The CDSC is paid to Great-West to cover expenses relating to the sale and distribution of the Group Contracts, including commissions, the cost of preparing sales literature, and other promotional activities. In certain circumstances, sales expenses associated with the sale and distribution of a Group Contract may be reduced or eliminated and the CDSC applicable to that Group Contract may likewise be reduced. Great-West will determine whether such a reduction is available based upon consideration of the following factors:
•size of the prospective group;
•projected annual Contributions for all Participants in the group;
•frequency of projected withdrawals;
•type and frequency of administrative and sales services provided;
•level of contract maintenance charge, administrative charge, and mortality and expense risk charge;
•type and level of communication services provided; and
•number and type of Plans.
We will notify a prospective purchaser of its eligibility for a reduction of the CDSC prior to the acceptance of an application for coverage.
It is possible that the CDSC will not be sufficient to enable Great-West to recover all of its distribution expenses. In such case, the loss will be borne by Great-West out of its general account assets.
Situations under which the CDSC may not Apply
The CDSC may not apply in certain situations. Examples of such situation(s) include, but are not limited to, the following:
•the Participant dies; or
•the Participant severs employment; or
•the Participant is entitled to a Plan approved hardship or unforeseeable emergency; or
•the Participant elects an Annuity Payment Option with life contingency or an annuity payment period or periodic payment period of a minimum duration specified under the Group Contract; or
•Plan termination; or
•the Group Contractowner elects a Contract Termination Date due to Contract Conversion and assets are Transferred to another contract offered by Great-West; or
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•the Participant elects a total or partial surrender, total or partial distribution, withdrawal, in-service withdrawal, Transfer to Other Companies, single sum payment, or certain other payment options available under the Group Contract.
Mortality and Expense Risk Deductions
We deduct a mortality and expense risk charge to compensate us for bearing certain mortality and expense risks under the Group Contracts. The level of this charge is guaranteed and will not increase above 1.25%. However, the amount charged and the methodology we use to calculate that amount may vary by Contract.
Depending on the terms of your Group Contract, we may assess this charge as:
1)
 a daily deduction from the assets of each Investment Division (the “Daily M&E Deduction”); or
2)
 a periodic deduction from your Participant Annuity Account Value (the “Periodic M&E Deduction”).
You will never pay both a Daily M&E Deduction and a Periodic M&E Deduction. Please consult with your employer or Group Contractowner, as the case may be, or your GWFS representative for more information on how we calculate the mortality and expense risk charge under your Group Contract.
The Daily M&E Deduction
The Daily M&E Deduction is a charge we deduct from each Investment Division’s Accumulation Unit Value on each Valuation Date in accordance with the Net Investment Factor formula described in Appendix C. The amount of the Daily M&E Deduction that you will pay depends on the terms of your Group Contract. It will be assessed at a rate between 0% and 1.25%. Only one rate will apply to your Group Contract.
We determine the daily rate of this mortality and expense risk charge by dividing the applicable annual rate under your Group Contract by 365. You will continue to pay the Daily M&E Deduction after the Annuity Commencement Date if you have selected a variable annuity payment option.
Periodic M&E Deduction
Unlike the Daily M&E Deduction, which is deducted from each Investment Division’s Accumulation Unit Value on each Valuation Date, the Periodic M&E Deduction is assessed during the Accumulation Period as a percentage of your Participant Annuity Account Value as of the end of the period for which we are making the deduction. Therefore, the Periodic M&E Deduction is assessed against both your Guaranteed Account and Variable Account Values whereas the Daily M&E Deduction is assessed only against your Variable Account Value.
Depending on the terms of your Group Contract, we may assess this charge monthly, quarterly, semi-annually or annually. The level of this charge varies by Group Contract. It will be assessed at an annual rate ranging from 0% to 1.00% of Participant Annuity Account Value depending on your Group Contract.
For example, if the annual rate of the Periodic M&E Deduction under your Group Contract is 1.00% and the terms of your Group Contract require us to deduct the charge quarterly, we will deduct, at the end of each quarter, 0.25% of your Participant Annuity Account Value.
The Periodic M&E Deduction will appear on your Participant statements as a dollar amount charged against your Participant Annuity Account Value. We will deduct this charge on a pro rata basis from the value of your Variable and Guaranteed Sub-Accounts. However, we reserve the right to deduct this charge from your Variable Account Value only.
After the Annuity Commencement Date, however, all Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. (See the discussion on the Daily M&E Deduction above.)
Please note that the two methods of deducting the mortality and expense risk charge may give rise to different investment results even where the charge is assessed at identical rates.
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Participant Annuity Account Values and annuity payments are not affected by changes in actual mortality experience we incur. The mortality risks we assume arise from our contractual obligations to make annuity payments determined in accordance with the Group Contract. This means that neither the person receiving payment’s longevity, nor an unanticipated improvement in general life expectancy, will adversely affect your annuity payments under the Group Contract.
We bear substantial risk in connection with the death benefit before the Annuity Commencement Date since we may bear the risk of unfavorable experience in your Variable Sub-Accounts. (See “Death Benefit” for additional information.) The expense risk is the risk that our actual expenses in administering the Group Contracts and the Series Account will be greater than anticipated.
In certain circumstances, the risk of adverse mortality and expense experience associated with a Group Contract may be reduced. In such event, the mortality and expense risk charge applicable to that Group Contract may likewise be reduced. Great-West will determine whether such a reduction is available based upon consideration of the following factors:
•size of the prospective group;
•projected annual Contributions for all Participants in the group;
•frequency of projected distributions;
•type and frequency of administrative and sales services provided; and
•level of contract maintenance charge, administrative charge and CDSC.
Great-West will notify a prospective purchaser of its eligibility for a reduction of the mortality and expense risk charge prior to the acceptance of an application for coverage.
If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be a profit to us. Currently, we expect a profit from this charge.
Premium Tax Deductions
Great-West presently intends to pay Premium Taxes levied by a governmental entity on Participant Annuity Accounts or the Series Account. Great-West reserves the right to deduct the Premium Tax from Participant Annuity Account Values instead. We will give notice to all Participants prior to the imposition of any such deductions from the Participant Annuity Account Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a Participant, the insurance tax laws, and the status of Great-West in these states when the Premium Taxes are incurred.
Expenses of the Eligible Funds
The net asset value of each Eligible Fund reflects the deduction of that Eligible Fund’s fees and deductions, which are described in the prospectus for the respective Eligible Fund. You bear these costs indirectly when you allocate to an Investment Division. If provided for under the terms of your Group Contract, when an Eligible Fund imposes additional fees with respect to a particular Participant transaction, such as a redemption fee for frequent trading, these fees will be deducted from the Participant Annuity Account Value of the identified Participant.
Custodian and Other Plan Fees and Charges
You may incur custodian charges and/or other Plan-specific charges unrelated to the Contract in connection with your Plan that will be deducted from all Plan Participant Account Values on a pro-rata basis, and will decrease your Participant Annuity Account Value.
Restorations
Depending on the terms of your Group Contract, Great-West may agree to restore all or a portion of the CDSC charges, market value adjustments, or other investment charges from Plan assets under a prior investment option. The restoration amount will be based on the dollar amounts Transferred to the Group Contract from the prior investment option.
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Periodic Payment Options
You may Request that all or part of your Participant Annuity Account Value be applied to a periodic payment option, provided you are eligible to receive a distribution under the terms of the Plan and Code. The amount applied to a periodic payment option is your Participant Annuity Account Value, less Premium Tax, if any. All outstanding loan balances must be paid in full or treated as a distribution before you are eligible for a periodic payment option.
In Requesting periodic payments, you must elect:
•the payment frequency of either 12-, 6-, 3- or 1-month intervals;
•a payment amount — a minimum of $50 is required;
•the calendar day of the month on which payments will be made;
•one payment option; and
•to allocate your payments from your Variable and/or Guaranteed Sub-Account(s) as follows:
•prorate the amount to be paid in proportion to the assets in each sub-account; or
•select the Variable and/or Guaranteed Sub-Account(s) from which payments will be made.
Once the Variable and/or Guaranteed Sub-Accounts have been depleted, we will automatically prorate the remaining payments against all remaining available Variable and/or Guaranteed Sub-Accounts unless you Request the selection of another Variable and/or Guaranteed Sub-Account.
You may change the withdrawal option and/or the frequency once each calendar year unless you are a participant in a non-governmental 457(b), 457(f), 415(m) or NQDC Plan, in which case you may not elect to change the withdrawal option and/or the frequency of payments.
While receiving periodic withdrawals:
•You may continue to exercise all contractual rights that are available prior to electing an annuity payment option, except that no Contributions may be made.
•You may keep the same investment options as before periodic payments began.
•Charges and fees under the Group Contract, if applicable, continue to apply, except as noted below:
•We will not deduct a Contingent Deferred Sales Charge to periodic payments lasting a minimum of 36 months.
•We will deduct a Contingent Deferred Sales Charge and/or a loss of interest charge on amounts partially withdrawn from a Guaranteed Sub-Account. Please refer to your Contract for more information about the Guaranteed Sub- Accounts.
Periodic payments will cease on the earlier of the date:
•the amount to be paid under the option selected has been reduced to zero;
•the Participant Annuity Account Value is zero;
•you Request that withdrawals stop (non-governmental 457(b), 457(f), 415(m) or NQDC Plan Participants may not elect to cease withdrawals); or
•you die.
You may choose to receive periodic payments from the following payment options.
Option 1 - Income for a specified period
You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose. The Group Contract will provide the available lengths of time from which you may elect. Certain Group Contracts may require that you elect a specified period of at least 36 months.
Option 2 - Income of a specified amount
You elect the dollar amount of the payments. Based on the amount elected, the duration may vary. The Group Contract will provide the available dollar amounts from which you may select.
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Option 3 - Interest Only
Your payments will be based on the amount of interest credited to your Guaranteed Sub-Account(s) between each period. This payment option is only available if 100% of your Participant Annuity Account is invested in the Guaranteed Sub-Account and you are less than 70 1∕2 years of age. This option is not available to non-governmental 457(b), 457(f), 415(m) and NQDC Plan Participants.
Option 4 - Minimum Distribution
Minimum distributions are not available for 457(f) and NQDC Plan Participants. For all other Plans, you may Request to receive your minimum distribution from the Group Contract as specified under Code Section 401(a)(9).
If you die while receiving periodic payments, your beneficiary must elect a payment option which complies with the distribution requirements of Code Section 401(a)(9).
If periodic payments stop, you may resume making Contributions. However, the selection of another periodic payment may not commence again for at least 36 months. We may limit the number of times you may restart a periodic payment program.
Periodic payments may be taxable, subject to withholding and the 10% penalty tax on early withdrawals. Retirement Plans are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. Please consult a competent tax adviser before requesting a periodic payment option.
Annuity Payment Options
Subject to the terms of your Plan and whether you have a distributable event, you may elect an Annuity Commencement Date and the form of annuity payments at any time during the Accumulation Period.
To avoid the imposition of an excise tax under 403(b), 401(a), 401(k) and 457(b) Plans, the Annuity Commencement Date elected generally must not be later than April 1 of the calendar year following the later of either:
•the calendar year in which the Participant attains age 72 (if the individual was born on or after July 1, 1949) or 70 1∕2 (if the individual was born before July 1, 1949); or
•the calendar year in which the Participant retires.
Under all of the above-noted retirement programs, it is your responsibility to file the necessary Request with Great-West.
Under 457(f), 415(m) and NQDC Plans, there is no required Annuity Commencement Date.
The Annuity Commencement Date may be postponed or accelerated, or the election of any of the Annuity Payment Options may be changed, upon Request received by Great-West at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, Great-West may delay the date elected by not more than 30 days.
You can choose from the Annuity Payment Options described below, as well as any other Annuity Payment Options which Great-West may choose to make available in the future. Except as otherwise noted, the Annuity Payment Options are payable on a variable, fixed, or combination basis. More than one Annuity Payment Option may be elected. If no Annuity Payment Option is elected, some Group Contracts automatically provide for a variable life annuity (with respect to the variable portion of your Participant Annuity Account) and/or a fixed life annuity (with respect to the guaranteed portion of your Participant Annuity Account) with 120 monthly payments guaranteed.
The level of annuity payments under the following options is based upon the option selected and such factors as the age at which payments begin and the frequency and duration of payments.
Option 1 - Life Annuity
This option provides an annuity payable monthly during the lifetime of the payee. It would be possible under this option for the payee to receive no annuity payment if he/she died prior to the date of the first annuity payment, one annuity payment if the payee died before the second annuity payment, etc.
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Option 2 - Life Annuity with Payments Guaranteed for Designated Periods
This option provides an annuity payable monthly throughout the lifetime of the payee with the guarantee that if, at the death of the payee, payments have been made for less than the designated period, the beneficiary will receive payments for the remainder of the period. The designated period may be 5, 10, 15, or 20 years. The period generally referred to as “Installment Refund” is available only on a fixed-dollar payment basis.
Option 3 - Joint and One-Half Survivor
This option provides an annuity payable during the joint lifetime of the payee and a designated second person, and thereafter during the lifetime of the survivor. After the death of the payee, and while only the designated second person is alive, the amount payable will be one-half the amount paid while both were living. It would be possible under this option for the payee and the beneficiary to receive no annuity payment if both persons died prior to the date of the first annuity payment, one annuity payment if both persons died before the second annuity payment, etc.
Option 4 - Income of Specified Amount (available only as fixed-dollar payments)
Under this option, the amount of the periodic benefit is selected. This amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments as elected, provided that the annuity payment period is not less than 36 months.
Option 5 - Income for Specified Period (available only as fixed-dollar payments)
Under this option, the duration of the periodic benefit is selected (which may not be less than 36 months), and a resulting annuity payment amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments, as elected.
Option 6 - Systematic Withdrawal Payment Option (available only as fixed-dollar payments)
Under this payment option, the amount, timing and method of payment will be as elected by the payee and agreed to by Great-West. Payments may be elected on a monthly, quarterly, semi-annual or annual basis. The minimum amount initially applied to this option must be $20,000. Charges and restrictions will apply. (See the “Systematic Withdrawal Payment Option Rider” to the Group Contract for more information.)
Variable Annuity Payments
Variable annuity payments will be determined on the basis of: (i) the Variable Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; (iii) the type of annuity option(s) selected; and (iv) the investment performance of the underlying Eligible Fund. The Participant receives the value of a fixed number of Annuity Units each month.
Annuity Units
We determine the number of Annuity Units to be credited by dividing the amount of the first monthly payment by its Accumulation Unit value as of the fifth Valuation Period prior to the Annuity Commencement Date in each Variable Sub-Account selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying Eligible Fund.
Amount of First Variable Payment
The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub- Account on the fifth Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed investment return (“AIR”) of 5%.
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For annuity options involving life income, the actual age and sex of the annuitant will affect the amount of each payment. We reserve the right to ask for proof of the annuitant’s age, and we may delay annuity payments until we receive satisfactory proof. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older annuitants than for younger annuitants.
Amount of Variable Payment after the First Payment
Payments after the first will vary depending upon the investment experience of the Investment Divisions. Your payments will increase in amount over time if the Investment Division(s) you select earn more than the 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than the 5% AIR. The subsequent amount paid from each sub- account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the fifth Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.
Fixed Annuity Payments
The guaranteed level of Fixed Annuity payments will be determined on the basis of: (i) the Guaranteed Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; and (iii) the type of annuity option(s) elected. The payment amount may be greater if we are using a more favorable table as of a Participant’s Annuity Commencement Date.
Combination Variable and Fixed Annuity Payments
If an election is made to receive annuity payments on a combination variable and fixed basis, the Variable Account Value of a Participant Annuity Account will be applied to the variable annuity option elected and the Guaranteed Account Value to the Fixed Annuity option.
Transfer to Effect Annuity Option Elected
If you wish to apply all or part of the Guaranteed Account Value of your Participant Annuity Account to a variable annuity option, or all or a part of the Variable Account Value to a Fixed Annuity option, we must receive your Request to Transfer prior to your Annuity Commencement Date. If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by not more than 30 days. This also applies to a beneficiary or payee who elects to receive a death benefit under any of the annuity options, and the beneficiary or payee may submit the Request to Transfer after the death of the Participant.
Transfer After the Annuity Commencement Date
Once annuity payments have begun, no Transfers may be made from a Fixed Annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may be made among Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of
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Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.
Proof of Age and Survival
Great-West may require proof of age or survival of any payee upon whose age or survival payments depend. If the age of the Participant or beneficiary has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate which will not be less than the interest rate guaranteed by the Group Contract.
Frequency and Amount of Annuity Payments
Unless otherwise permitted and elected, variable annuity payments will be paid as monthly installments. Fixed Annuity payments will be paid annually, semiannually, quarterly or monthly, as Requested. However, if any payment to be made under any Annuity Payment Option will be less than $50, Great-West may make the payments in the most frequent interval which produces a payment of at least $50. If the net amount available to apply under any Annuity Payment Option is less than $2,000, Great-West may pay it in one lump sum. The maximum amount that may be applied under any Annuity Payment Option without our prior written consent is $1,000,000.
Other Restrictions
Once payments start under the annuity form you select:
•no changes can be made in the annuity form;
•no additional Contributions will be accepted under the Group Contract; and
•no further withdrawals will be allowed, other than withdrawals made to provide annuity benefits.
Contract Termination Due To Plan Termination
If provided for under the terms of the Amendment Rider and it is attached to the Group Contract and the Group Contractowner terminates its Plan (“Plan Termination”) with assets invested in the Group Contract, the Group Contractowner will provide Great-West written notice of Plan Termination, and confirm that all final Contributions have been remitted to Great-West. In addition, the Group Contractowner must provide any information or instructions Great-West may reasonably require.
Unless the Group Contractowner instructs Great-West that its Plan is subject to joint and survivor or other distribution rules, or that the Plan is an eligible governmental Plan and the Group Contractowner instructs Great-West to make a Plan-to-Plan Transfer of all of the Plan assets to another eligible governmental Plan within the same state, Great-West will make a lump sum distribution to each person with assets invested in the Group Contract (“Payee”). Depending on the Plan, Great-West will send distribution election forms to each Payee’s last known mailing address or will send distribution election forms to the Group Contractowner for delivery to each Payee. Upon receipt of a distribution election form from a Payee, Great-West will send a lump sum distribution to either the Payee or directly to an eligible retirement Plan as elected by the Payee. In the absence of a Payee election, Great-West will automatically send Payee lump sum distributions to the IRA provider designated by the Group Contractowner. In the alternative, the Group Contractowner may instruct Great-West to pay the lump sum distributions for non-responsive Payees pursuant to any other applicable regulatory guidance in effect on the date of distribution.
The Group Contractowner acknowledges that the amount distributed from the Group Contract upon Plan Termination will be equal to the balance of each Participant Annuity Account as reflected in Great-West’s records on the date of distribution, less any outstanding charges or fees, CDSC's, income tax withholding, Premium Taxes, or other fees applicable under the terms of the Group Contract.
The Group Contract will terminate once all Plan assets have been distributed.
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Contract Termination Due To Contract Conversion
If provided for under the terms of the Amendment Rider and it is attached to the Group Contract, the Group Contractowner may declare a Contract Termination due to Contract Conversion, to occur at a specified future date (the “Contract Termination Date”). Upon the Contract Termination Date, the current Group Contract (“Old Group Contract”) will terminate and the Group Contractowner and Great-West will enter into a new Group Contract (“New Group Contract”), to be effective on the Contract Termination Date. Any Contributions received by Great-West after the Contract Termination Date will be deposited into the New Group Contract. Unless otherwise agreed by the Group Contractowner and Great-West, all assets previously held under the Old Group Contract will be governed by the terms of the New Group Contract. Furthermore, any fees or charges imposed by the Old Group Contract will become payable under the terms of the New Group Contract, unless the Group Contractowner and Great-West otherwise agree.
Federal Tax Consequences
Introduction
The following discussion is a general description of the federal income tax considerations relating to the Group Contracts and is not intended as tax advice to any individual. This discussion assumes that the Group Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Group Contract. If you are concerned about these tax implications you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.
The Group Contracts are designed for use by groups under retirement programs which may qualify for special tax treatment under Sections 401(a), 401(k), 403(b), 457(b), 457(f) or 415(m) of the Code, or as a NQDC Plan.
Taxation of Annuities in General
Section 72 of the Code governs the taxation of annuities in general and distributions from qualified Plans. Tax deferral under annuity contracts purchased in connection with tax-qualified Plans arises under specific provisions of the Code governing the tax-qualified Plan, so a Contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified Plans, and not for the purpose of obtaining tax deferral.
A Participant in a qualified Plan is not generally taxed on increases (if any) in the value of a Participant Annuity Account until a distribution occurs. A distribution is taxable as ordinary income, except to the extent a participant has basis in the Group Contract. Amounts contributed to the Group Contract on an after-tax basis generally constitute cost basis at time of distribution.
If a Group Contract will be held by a taxable employer, the investment gain on the Group Contract is included in the entity’s income each year. This rule does not apply where the Group Contract is held under a 401(a), 401(k), or 403(b) Plan. If the employer maintaining a 457(b), 457(f), or 415(m) Plan is either a state or local government or a tax-exempt organization, the employer may not be subject to tax on the gain in the Group Contract. Taxable employers should discuss these matters with a competent tax adviser.
401(a) Plans
Section 401(a) of the Code provides special tax treatment for pension, profit-sharing, and stock bonus plans established by employers or employee organizations for their employees. Many types of employers, including for-profit organizations, tax-exempt organizations and state and local governments, are allowed to establish and maintain 401(a) Plans. Employer Contributions and any earnings thereon are currently excluded from the Participant’s gross income. Currently, the total amount of employer and employee Contributions which can be contributed to all of an employer’s defined contribution qualified Plans is limited to the lesser of $61,000 for 2022 or 100% of a
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Participant’s compensation as defined in Section 415 of the Code, as indexed from time to time for inflation. Distributions from the Plan are subject to the restrictions contained in the Plan document and the Code. Participants should consult with their employer or employee organization as to the limitations and restrictions applicable to their Plan.
401(k) Plans
Section 401(k) of the Code allows non-governmental employers or employee organizations, rural cooperatives, Indian tribal governments and rural irrigation and water conservation entities to offer a cash or deferred arrangement to employees under a profit- sharing or stock bonus plan. Generally, state and local governments are not permitted to establish 401(k) Plans. However, under a grandfather rule, certain Plans adopted before certain dates in 1986 may continue to be offered by governmental entities. Pre-tax salary reduction Contributions and any income thereon are currently excluded from the Participant’s gross income until distribution from the 401(k) Plan.
A 401(k) Plan can also allow Participants to make after-tax “Roth” contributions. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings. The maximum elective deferral amount that an individual may contribute to one or more 401(k) Plans is limited to an applicable dollar amount, as indexed from time to time for inflation. Elective deferrals to a 401(k) Plan must also be aggregated with elective deferrals made by a Participant to a 403(b) Plan, to a simplified employee pension plan, to a SIMPLE retirement account, and with after-tax Roth contributions. The total amount of elective deferrals that can be contributed to all such Plans is $20,500 for 2022, and may be adjusted yearly for cost-of-living increases.
The contribution limits in Section 415 of the Code also apply. The amount a highly compensated employee may contribute may be further reduced to enable the Plan to meet certain non-discrimination testing requirements. Amounts contributed to a 401(k) Plan are subject to FICA and FUTA tax when contributed.
If allowed by the Plan, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code.
Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan and may result in additional taxes to the Participant.
Pre-tax amounts deferred into the Plan within the applicable limits, and the net investment gain, if any, reflected in the Participant Annuity Account Value are included in a Participant’s gross income only for the taxable year when such amounts are paid to the Participant under the terms of the Plan. Elective deferrals and earnings thereon may not be distributed prior to age 59 1∕2, unless the Participant dies, becomes disabled, or separates from service after attainment of age 55.
Roth contributions deferred into the 401(k) Plan within the applicable limits are made with after-tax dollars. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings.
Participants should consult with their employer as to the availability of benefits under the Plan.
403(b) Plans
Tax-exempt organizations described in Section 501(c)(3) of the Code and public educational organizations are permitted to purchase 403(b) Annuities for employees. Pre-tax deferrals contributed toward the purchase of such annuities are excluded from the gross income of the Participant in the year contributed to the extent that the Contributions do not exceed:
•the contribution limit in Section 415 of the Code; and
•the elective deferral limit in Section 402(g) of the Code.
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A 403(b) Plan may also permit after-tax Roth deferrals. Roth contributions deferred into the 403(b) Plan within the applicable limits are included in a Participant’s income in the taxable year when the Roth contribution is made. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings.
Elective deferrals to a 403(b) Plan must also be aggregated with elective deferrals made by the Participant to a 401(k) Plan, a simplified employee pension, a SIMPLE retirement account, and with after-tax Roth contributions. The total amount of elective deferrals that can be contributed to all such Plans is $20,500 for 2022, and may be adjusted yearly for cost-of- living increases.
Amounts contributed to a 403(b) Plan are subject to FICA and FUTA tax when contributed.
The net investment gain, if any, on pre-tax deferrals reflected in a Participant Annuity Account Value is not taxable until paid to the Participant or his beneficiary. Roth contributions and earnings are taxed as described above.
If allowed by the Plan, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code.
If eligible and as allowed by the Code, a 403(b) Participant who has completed fifteen (15) years of service with the same employer may elect to contribute an additional $3,000 per year for no more than five (5) years, for a lifetime maximum of $15,000.
Amounts contributed in excess of the above described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income in accordance with IRS rules and regulations. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan, and may result in additional taxes to the Participant.
Distribution Restrictions apply:
Pre-1989 salary reduction Contributions to a 403(b) Plan may be distributed to an employee at any time, subject to a 10% penalty on withdrawals prior to age 59 1∕2, unless an exception applies under Section 72(t) of the Code.
Post-1988 Salary Reduction Contributions and earnings, and the earnings on the December 31, 1988 account balance as well as all amounts Transferred from a 403(b)(7) custodial account, may not be distributed prior to age 59 1∕2, unless the Participant:
•dies;
•becomes disabled;
•severs employment; or
•suffers a genuine financial hardship meeting the requirements of the Code. Restrictions apply to the amount that may be distributed for financial hardship.
If allowed by the Plan, the Participant may make an in-service transfer of an amount to a defined benefit governmental Plan for purchase of permissible service credits.
Subject to the terms of the Group Contract, all or a portion of the Participant’s Annuity Account Value, less any applicable CDSC and loss of interest charges (which may be applied when amounts deposited into a Fixed Option are transferred prior to the maturity date), may be exchanged for another 403(b) contract offered under the Group Contractowner’s 403(b) Plan, provided that all of the conditions and requirements of the Section 403(b) regulations and any other applicable law, as amended from time to time, are met.
457(b) Plans
Section 457(b) of the Code allows state and local governmental employers and certain tax-exempt organizations to establish and maintain an eligible deferred compensation Plan for its employees and independent contractors.
Pre-tax salary reduction Contributions and any income thereon are generally excluded from the Participant’s gross income until a distribution occurs from the 457(b) Plan. A governmental 457(b) Plan can also allow participants to make after-tax “Roth” contributions. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings.
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Generally, the maximum elective deferral amount that an individual may contribute to a 457(b) Plan is limited to an applicable dollar amount, as indexed from time to time for inflation. The total amount of elective deferrals that can be contributed to a 457(b) Plan is $20,500 for 2022. Elective deferrals to a 457(b) Plan must also be aggregated with elective deferrals made by a Participant to a 401(k) Plan, a 403(b) Plan, to a simplified employee pension plan, to a SIMPLE retirement account, and with after-tax Roth contributions.
Contributions and earnings may not be distributed prior to the calendar year in which the Participant severs employment with the employer, attains age 70 1∕2 or incurs an approved unforeseeable emergency. A Participant may transfer an amount to a defined benefit governmental Plan for the purchase of permissible service credits. Restrictions apply to the amount that may be distributed for an unforeseen emergency.
For governmental 457(b) Plans only, and if the Plan document so allows, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code. Additionally, a Participant may be eligible to defer up to twice the applicable dollar amount (but only to the extent of under-utilized amounts in prior years) during the three (3) years prior to the Participant’s attainment of normal retirement age under the Plan’s standard or special catch-up provision.
Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan and may result in additional taxes to the Participant.
457(f) Plans
Section 457(f) of the Code allows state and local governmental employers and non-governmental tax-exempt employers to establish and maintain a non-qualified deferred compensation Plan.
A Participant in a 457(f) Plan is not subject to federal income tax on Contributions to the non-qualified Plan and the earnings thereon until the tax year in which the Contributions and earnings are no longer subject to a substantial risk of forfeiture, as provided in the underlying Plan document.
Distributions from a 457(f) Plan are subject to the provisions of the underlying Plan.
Section 457(f) plans are also subject to Section 409A of the Code and the regulations thereunder.
415(m) Plans
Section 415(m) of the Code allows state and local governmental employers to establish and maintain an excess benefit Plan for employees whose benefits are limited by the qualified Plan contribution and benefit limits under Section 415 of the Code.
A Participant in a 415(m) Plan is not subject to federal income tax on Contributions to the excess benefit Plan and the earnings thereon until the tax year in which the Contributions and earnings are no longer subject to substantial risk of forfeiture, as provided in the underlying excess benefit Plan document.
Distributions from a 415(m) Plan are subject to the provisions of the underlying Plan.
NQDC Plans
Any employer other than a governmental or tax-exempt employer may establish and maintain a NQDC Plan. A Participant in a NQDC Plan that satisfies the requirements of Section 409A of the Code is not subject to federal income tax on Contributions to the NQDC Plan and earnings thereon until the tax year in which the Contributions are no longer subject to a substantial risk of forfeiture, as provided in the underlying Plan document. Distributions from the Plan are subject to the restrictions contained in the Plan document and the Code. Participants should consult with their employer or employee organization as to the limitations and restrictions applicable to their Plan.
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An employer may not take a deduction for a Contribution to a NQDC Plan until the year in which the Contribution is included in the gross income of the employee.
Portability
When a Participant is eligible to take a distribution from a 401(a), 401(k), 403(b) or governmental 457(b) Plan, eligible rollover distributions may be rolled over to any eligible retirement Plan, as provided in the Code. Amounts properly rolled over will not be included in gross income until a subsequent distribution is made. However, an eligible rollover distribution that is not directly rolled over is subject to mandatory income tax withholding at a 20% rate. (See the discussion under “Federal Income Tax Withholding” later in this Prospectus.)
If allowed by the employer’s Plan document or the annuity contract or custodial account agreement, Participants and beneficiaries in a 403(b) Plan may directly transfer funds from one 403(b) annuity or custodial account to another 403(b) annuity contract or custodial account with the same or more stringent restrictions without incurring current taxation provided that all of the conditions and requirements of the Section 403(b) regulations and any other applicable law are met.
Amounts distributed from a NQDC Plan, a non-governmental 457(b) Plan, a 457 (f) Plan or a 415(m) Plan cannot be rolled over to an eligible retirement Plan.
Establishment of an Alternate Payee Account
A Request submitted to Great-West in connection with a Qualified Domestic Relations Order must be approved by the Group Contractowner, except as otherwise agreed. Upon receipt of an approved Request, Great-West will make payment to the Alternate Payee and/or establish a Participant Annuity Account on behalf of the Alternate Payee named in such Qualified Domestic Relations Order. The Alternate Payee may be treated as a surviving Spouse for purposes of Code Section 401(a)(9) and be responsible for submitting a Request to begin Distributions in accordance with the Code.
Required Beginning Date/Required Minimum Distributions
Required Beginning Date - Distributions from a 401(a), 401(k), 403(b) and 457(b) Plan must begin no later than April 1 of the calendar year following the later of:
•the calendar year in which the Participant attains age 72 (if the Participant was born on or after July 1, 1949) or age 70 1∕2 (if the Participant was born before July 1, 1949); or
•the calendar year in which the Participant retires.
Required Minimum Distributions - All amounts in a 401(a), 401(k), 403(b) and 457(b) Plan must be distributed in compliance with the minimum distribution requirements of Code Section 401(a)(9) and the regulations promulgated thereunder. Generally, the minimum distribution amount is determined by using the account balance at the end of the prior calendar year, the Participant’s age in the current year, and the applicable distribution period as set forth in the Federal Treasury regulations. Participants whose sole beneficiary is their surviving Spouse who is more than 10 years younger may elect a joint and survivor life expectancy calculation.
If the amount distributed does not meet the minimum requirements, a 50% excise penalty tax on the amount which was required to be, but was not, distributed may be imposed upon the employee by the IRS under Section 4974 of the Code. These rules are extremely complex; you should seek the advice of a competent tax advisor.
Federal Taxation of Distributions
All payments received from a 401(a), 401(k), 403(b) or 457(b) Plan are generally taxable in full as ordinary income to the Participant. Since Contributions received from salary reduction have not been previously taxed to the Participant, they are not treated as a cost basis for the Group Contract. The Participant will have a cost basis for the Group Contract only if after-tax Contributions have been made. Earnings on Roth Contributions may also be distributed income-tax free if certain requirements are met.
If the Participant takes the entire value in his Participant Annuity Account in a single lump sum cash payment, the full amount received will be ordinary income in the year of receipt unless after-tax Contributions were made. If the distribution includes after-tax Contributions, the amount in excess of the cost basis will be ordinary income. Earnings on Roth Contributions may also be distributed income-tax free if certain requirements are met.
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A “10-year averaging” procedure may also be available for lump sum distributions from a 401(a) or 401(k) Plan to individuals who attained age 50 before January 1, 1986.
For further information regarding lump sum distributions, please consult a competent tax advisor.
Partial distributions received before the payment starting date by a Participant who has made after-tax Contributions are taxed under a rule that provides for pro rata recovery of cost, under Section 72(e)(8) of the Code. If an employee who has a cost basis under the Group Contract receives life annuity or other types of annuity payments, the cost basis will be recovered from the payments under the annuity rules of Section 72 of the Code. Typically, however, there is no cost basis and the full amount received is taxed as ordinary income in the year distributed.
Amounts received from a non-governmental 457(b) Plan, a 457(f) Plan, a 415(m) Plan or a NQDC Plan, whether in the form of total or partial withdrawals or annuity payments, are taxed in full as wages to the Participant at the time determined under the Plan.
Early Distribution Penalty Taxes
Penalty taxes may apply to certain distributions from 401(a), 401(k) and 403(b) Plans. Distributions made before the Participant attains age 59 1∕2 are premature distributions and are subject to an additional penalty tax equal to 10% of the amount of the distribution which is included in gross income in the tax year. However, under Code Section 72(t), the penalty tax will not apply to distributions:
(1)
 made to a beneficiary on or after the death of the Participant;
(2)
 attributable to the Participant’s being disabled within the meaning of Code Section 72(m)(7);
(3)
 made as a part of a series of substantially equal periodic payments (at least annually) for the life or life expectancy of the Participant or the joint lives or joint life expectancies of the Participant and his or her eligible designated beneficiary;
(4)
 made to a Participant on account of separation from service after attaining age 55;
(5)
 properly made to an alternate Payee under a qualified domestic relations order;
(6)
 made to a Participant for medical care, but not in excess of the amount allowable as a medical expense deduction to the Participant for amounts paid during the taxable year for medical care; or
(7)
 made subject to an Internal Revenue Service levy imposed on the Plan
There are other circumstances under which the penalty tax may not apply, including distributions relating to COVID-19. For further information regarding the premature distribution penalty, please consult a competent tax advisor.
Exception (3) above (substantially equal payments) applies to distributions from 401(a) and 401(k) Plans and 403(b) annuities only if the series of payments begins after the Participant separates from service. If exception (3) above (substantially equal payments) was selected at the time of the distribution but the series of payments is later modified or discontinued (other than because of death or disability) before the later of:
•the Participant reaching age 59 1∕2; or
•within five years of the date of the first payment;
then the Participant is liable for the 10% penalty plus interest on all payments received before age 59 1∕2. This penalty is imposed in the year the modification or discontinuance occurs. The premature distribution penalty tax does not generally apply to distributions from a 457(b), 457(f), 415(m) or NQDC Plan.
Distributions on Death of Participant
Distributions made to a beneficiary from a 401(a), 401(k), 457(b) or 403(b) Plan upon the Participant’s death must be made pursuant to the rules contained in Section 401(a)(9) in effect at the time of distribution.
Distributions for deaths occurring before December 31, 2019 where distributions have begun before death. If the Participant dies after distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.
Distributions for deaths occurring before December 31, 2019 where distributions have not begun. If the Participant died before distributions had begun, distribution of the individual’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with (1) or (2) below:
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1. If the Participant’s interest is payable to a designated beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;
2. If the designated beneficiary is the Participant’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70 1/2;
3. If the designated beneficiary is the Participant’s surviving Spouse, the Spouse may treat the contract as his or her own qualified annuity contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the contract, makes a rollover to or from such contract, or fails to elect any of the above provisions.
Distributions for deaths occurring after December 31, 2019. If the Participant died after December 31, 2019, distribution of the individual’s entire interest, regardless of whether distributions had begun, must be completed by December 31 of the calendar year containing the tenth anniversary of the individual’s death unless the beneficiary qualifies as an eligible designated beneficiary and makes an election to receive distribution in accordance with (1) or (2) below:
1. If the Participant’s interest is payable to an eligible designated beneficiary, then. subject to the requirements set forth in Code Section 401(a)(9)(E)(ii), the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the eligible designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;
2. If the eligible designated beneficiary is the Participant’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 72;
3. If the eligible designated beneficiary is the Participant’s surviving Spouse, the Spouse may treat the Contract as his or her own qualified annuity contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the contract, makes a rollover to or from such contract, or fails to elect any of the above provisions.
Federal Income Tax Withholding
Certain distributions from 401(a), 401(k), 403(b) and governmental 457(b) Plans are defined as “eligible rollover distributions.”
Generally, any eligible rollover distribution is subject to mandatory income tax withholding at the rate of 20% unless the employee elects to have the distribution paid as a direct rollover to an IRA or to another eligible retirement Plan as defined in the Code.
With respect to distributions other than eligible rollover distributions, amounts will be withheld from annuity (periodic) payments at the rates applicable to wage payments and from other distributions at a flat 10% rate, unless the Participant elects not to have federal income tax withheld.
Currently, all amounts distributed are tax reported on IRS Form 1099-R.
Distributions to a Participant from a non-governmental 457(b), a 457(f), a 415(m) or NQDC Plan retain their character as wages and are tax reported on IRS Form W-2. Federal income taxes must be withheld under the wage withholding rules, and Participants may not elect otherwise. Payments to beneficiaries are not treated as wages and are reported on IRS Form 1099-R. Federal income tax on payments to beneficiaries will be withheld from annuity (periodic) payments at the rates applicable to wage withholding, and from other distributions at a flat 10% rate, unless the beneficiary elects not to have federal income tax withheld.
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We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
Taxation of Great-West
We are taxed as a life insurance company under the Code. The Series Account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of Great-West.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received, deductions, and foreign tax credits, which can be material. We do not pass these benefits through to the Series Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Group Contractowners (and Participants) are not the owners of the assets generating the benefits.
Domestic Partnerships, Civil Unions and Same-Sex Marriages
Following the U.S. Supreme Court’s decision in United States v. Windsor, which invalidated the limitation of marriage to opposite sex couples in the federal Defense of Marriage Act, the Internal Revenue Service issued Revenue Ruling 2013-17 which provides guidance on the federal taxation of same-sex couples. Revenue Ruling 2013-17 holds that for all federal tax purposes, including income, gift, and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple currently resides would recognize the marriage. The Supreme Court’s decision in Obergefell v. Hodges requires all states to recognize same sex marriages.
For federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages. The IRS has issued Notice 2014-9: (1) clarifying the application of the Windsor decision to qualified plans, (2) clarifying whether a plan needs to be amended to comply with the Windsor decision and subsequent IRS guidance; and (3) if so, the time when such plan needs to be amended.
Seek Tax Advice
The above discussion of the federal income tax consequences is only a brief summary and does not represent tax advice. The federal income tax consequences discussed here reflect our understanding of current law, which may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Group Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. Please consult a competent tax advisor for further information.
Voting Rights
To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.
The Participant under a 403(b) Plan or the Group Contractowner under all other Plans has the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest.
37

The number of votes which are available will be calculated separately for each Investment Division. That number will be determined by applying the Participant’s percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. The Participant or Group Contractowner, as applicable, holds a voting interest in each Investment Division to which a Participant’s Variable Account Value is allocated. If a Participant selects a variable annuity payment option, the votes attributable to the Participant will decrease as annuity payments are made.
Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds.
Shares for which we do not receive timely instructions and shares we hold as to which Participants and Group Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Group Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
State Variations
Group Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and general availability of riders. This Prospectus describes the material rights and obligations of a Group Contractowner, and the maximum fees and charges for all Group Contract features and benefits are set forth in the fee table of this Prospectus. State specific variations will be included in your Group Contract or in a rider or endorsements attached to your Group Contract. Material state variations are set forth in Appendix D to this Prospectus. See your agent or contact us for information that is specific to your state.
State Regulation
As a life insurance company organized and operated under Colorado law, Great-West is subject to Colorado law and to regulation by the Colorado Insurance Commissioner. Great-West’s books and accounts are subject to review and examination by the Colorado Division of Insurance at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners (“NAIC”) at least once every three years.
Restrictions Under The Texas Optional Retirement Program
Section 830.105 of the Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program (“ORP”) to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement, or death. Accordingly, if you are a Participant in the ORP you will be required to obtain a certificate of termination from your employer before you can redeem your Participant Annuity Account.
Reports
We will send all Participants, at least semi-annually, reports concerning the operations of the Series Account. In addition, we will send all Participants at least annually a statement of his or her Participant Annuity Account Value.
Rights Reserved By Great-West
We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Group Contractowners or Participants, or would be appropriate in carrying out the purposes of the Group Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, we will obtain the applicable Participant’s or Group Contractowner’s approval of the changes, as well as approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:
•to operate the Series Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•to deregister the Series Account under the 1940 Act;
•to Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to a Guaranteed Sub-Account; or to add, combine or remove Investment Divisions of the Series Account;
•to substitute, for the Eligible Fund shares underlying any Investment Division, the shares of another Eligible Fund or shares of another investment company or any other investment permitted by law;
38

•to make any changes required by the Code or by any other applicable law in order to continue treatment of the Group Contract as an annuity;
•to change the time or time of day at which a Valuation Date is deemed to have ended;
•to make any other necessary technical changes in the Group Contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then-outstanding Group Contract the aggregate amount of the types of charges we have guaranteed; and
•to reject any application or Participant enrollment form at our discretion.
Great-West will provide notice of these changes to the Group Contractowner at the Group Contractowner’s last known address on file with Great-West.
Because some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, we and other affected insurance companies are required to take any necessary steps to resolve the matter, including stopping our respective separate accounts from investing in the Eligible Funds.
Addition, Deletion or Substitution of Eligible Funds
Great-West may select the Eligible Funds offered though the Group Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the Eligible Fund or an affiliate of the Eligible Funds will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Eligible Fund, its investment adviser, or its distributor. For more information on such compensation, see “Payments We Receive,” above. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include Eligible Funds based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected Eligible Funds of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
Great-West does not control the Eligible Funds and cannot guarantee that any of the Eligible Funds will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new sub-accounts or to eliminate existing sub-accounts.
Great-West reserves the right to discontinue the offering of any Eligible Funds if we determine the Eligible Funds no longer meets one or more of the criteria, or if the Eligible Funds has not attracted significant allocations. If an Eligible Funds is discontinued, we may substitute shares of another Eligible Funds or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to an Investment Division corresponding to an Eligible Fund that is being discontinued, you will be given notice prior to the Eligible Fund’s elimination. Before an Investment Division is eliminated, we will notify you and request that you reallocate the amounts invested in the Investment Division to be eliminated.
Legal Proceedings
There are no pending legal proceedings that would have an adverse material effect on the Series Account or GWFS, the principal underwriter and distributor of the Group Contract. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.
Financial Statements
Financial statements of Great-West and the Series Account can be found in the Statement of Additional Information (SAI). To request a free SAI, please contact the Great-West by calling (800) 537-2033 (U.S.).
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Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for owners, annuitants, beneficiaries, and other payees.
40

Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Series Account. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus, which means it is legally part of this Prospectus. The SAI is available without charge, upon request.
To request the SAI, information incorporated by reference into this Prospectus, or other information about the about the Group Contract, or to update your information or make inquiries about the Group Contract, contact Great-West toll-free at (800) 537-2033 or via email at webmaster@gwrs.com. Please include the following in your email: (i) your name; (ii) address; and (iii) employer’s name or Plan number.
We have filed a registration statement with the SEC under the 1933 Act relating to the Group Contracts offered by this Prospectus. Please consult the registration statement and exhibits for further information relating to us and the Group Contracts. Statements contained in this Prospectus, regarding the content of the Group Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, please consult the instruments filed as exhibits to the registration statement.
The SEC maintains a website (www.sec.gov) that contains the registration statement, including the SAI, and other information filed electronically by Great-West concerning the Group Contract and the Series Account. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec .gov.
C000031732
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Appendix A – Eligible Funds Available Under the Group Contract
The following is a list of Eligible Funds under the Group Contract. More information about the Eligible Funds is available in the prospectuses for the Eligible Funds, which may be amended from time to time and can be found by logging into your plan’s website or online at https://plan.empower-retirement.com/planweb/fundprospectuses.html.
You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participant_services@empower-retirement.com.
The current expenses and performance information below reflects fees and expenses of the Eligible Funds, but do not reflect the other fees and expenses that your Group Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Eligible Fund’s past performance is not necessarily an indication of future performance.
TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Seeks current income and long-term capital appreciation	Alger Balanced Portfolio Fund[1] Adviser: Fred Alger Management, LLC; Subadviser: N/A	1.09%	19.12%	11.86%	9.96%
Seeks long-term capital appreciation	Alger Mid Cap Growth Portfolio Fund Adviser: Fred Alger Management, LLC; Subadviser: N/A	0.92%[2]	4.20%	21.83%	16.36%
Seeks long-term capital growth; income is a secondary consideration	American Century Disciplined Core Value Fund Adviser: American Century Investment Management Inc.; Subadviser: N/A	0.66%	23.70%	14.03%	13.70%
Seeks current income; capital appreciation is a secondary objective	American Century Equity Income Fund Adviser: American Century Investment Management Inc.; Subadviser: N/A	0.92%	16.78%	9.68%	11.08%
Seeks growth of capital	American Funds The Growth Fund of America® Adviser: Capital Research and Management Company; Subadviser: N/A	0.94%	18.93%	20.48%	17.54%
Seeks maximum long- term capital growth	Artisan International Value Fund Adviser: Artisan Partners Limited Partnership; Subadviser: N/A	1.11%	20.91%	9.84%	10.10%
Seeks long-term growth of capital	ClearBridge International Small Cap Fund Adviser: Legg Mason Partners Fund Advisor, LLC; Subadviser: ClearBridge Investments, LLC	1.44%[2]	13.99%	7.26%	8.76%
Seeks long-term growth of capital	ClearBridge Value Trust Adviser: ClearBridge Investments, LLC; Subadviser: N/A	1.03%[2]	27.93%	12.46%	13.48%
Seeks total return, consisting of long- term capital appreciation and current income	Columbia Contrarian Core Fund Adviser: Columbia Mgmt Investment Advisers, LLC; Subadviser: N/A	1.00%	24.02%	17.21%	16.09%
Seeks long-term capital appreciation	Columbia Select Mid Cap Value Fund Adviser: Columbia Mgmt Investment Advisers, LLC; Subadviser: N/A	1.38%[2]	31.52%	12.31%	12.09%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital	Davis New York Venture Fund Adviser: Davis Selected Advisers LP; Subadviser: Davis Selected Advisers (New York) Inc.	1.19%	12.21%	11.44%	12.20%
Seeks above average income and capital appreciation	Federated Hermes Equity Income Fund Adviser: Federated Equity Mgmt Co. Of Penn; Subadviser: N/A	1.11%	20.91%	9.84%	10.10%
Seeks long-term capital appreciation	Fidelity® VIP Contrafund Portfolio Adviser: Fidelity Management & Research Company LLC; Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.61%	27.83%	20.17%	16.64%
Seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio Adviser: Fidelity Management & Research Company LLC; Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.62%	23.21%	26.29%	19.70%
Seeks long-term capital growth	Franklin Small-Mid Cap Growth Fund Adviser: Franklin Advisers, Inc.; Subadviser: N/A	0.86%[2]	9.91%	21.24%	16.03%
Seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments	Great-West Aggressive Profile Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	1.15%	19.49%	12.77%	12.62%
Seeks long-term capital appreciation	Great-West Ariel Mid Cap Value Fund Adviser: Great-West Capital Management LLC; Subadviser: Ariel Investments, LLC	1.05%[2]	26.13%	10.98%	13.08%
Seeks investment results that track the total return of the debt securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark index”)	Great-West Bond Index Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.50%[2]	-2.39%	3.02%	2.42%
Seeks capital preservation primarily through investments in funds that emphasize fixed income investments	Great-West Conservative Profile Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.78%[2]	6.35%	5.95%	5.66%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Seeks as high a level of current income as is consistent with the preservation of capital and liquidity	Great-West Government Money Market Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.46%[2]	0.00%	0.77%	0.38%
Seeks long-term capital growth	Great-West International Value Fund Adviser: Great-West Capital Management LLC; Subadviser: LSV Asset Management; Massachusetts Financial Services Company	1.07%	10.83%	9.65%	10.26%
Seeks capital growth and current income	Great-West Large Cap Value Fund[1] Adviser: Great-West Capital Management LLC; Subadviser: T. Rowe Price Associates, Inc.; Putnam Investment Management, LLC	0.81%[2]	26.15%	11.76%	12.18%
Seeks income and secondarily, capital growth	Great-West Lifetime 2015 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.80%[2]	8.48%	8.05%	7.69%
Seeks income and secondarily, capital growth	Great-West Lifetime 2020 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.82%[2]	9.17%	8.62%	8.62%
Seeks capital appreciation and income consistent with its current asset allocation; after 2025, it seeks income and secondarily capital growth	Great-West Lifetime 2025 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.84%[2]	10.16%	9.44%	9.32%
Seeks capital appreciation and income consistent with its current asset allocation; after 2030, it seeks income and secondarily, capital growth	Great-West Lifetime 2030 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.87%[2]	11.60%	10.32%	10.32%
Seeks capital appreciation and income consistent with its current asset allocation; after 2035, it seeks income and secondarily capital growth	Great-West Lifetime 2035 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.89%[2]	13.46%	11.36%	10.89%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation and income consistent with its current asset allocation; after 2040, it seeks income and secondarily, capital growth	Great-West Lifetime 2040 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.91%	15.11%	12.04%	12.04%
Seeks capital appreciation and income consistent with its current asset allocation; after 2045, it seeks income and secondarily capital growth	Great-West Lifetime 2045 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.92%	16.02%	12.43%	11.40%
Seeks capital appreciation and income consistent with its current asset allocation; after 2050, it seeks income and secondarily, capital growth	Great-West Lifetime 2050 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.92%	16.15%	12.50%	12.50%
Seeks capital appreciation and income consistent with its current asset allocation; after 2055, it seeks income and secondarily capital growth	Great-West Lifetime 2055 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.93%	16.10%	12.46%	11.31%
Seeks capital appreciation and income consistent with its current asset allocation; after 2060, it seeks income and secondarily capital growth	Great-West Lifetime 2060 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.93%	15.89%	14.91%	14.91%
Seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments	Great-West Moderate Profile Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.92%[2]	11.98%	9.15%	8.79%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital appreciation primarily through investments in funds that emphasize equity investments and, to a lesser degree, in funds that emphasize fixed income investments	Great-West Moderately Aggressive Profile Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	1.01%[2]	14.25%	10.38%	10.09%
Seeks income and capital appreciation primarily through investments in funds that emphasize fixed income investments and, to a lesser degree, in funds that emphasize equity investments	Great-West Moderately Conservative Profile Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.83%[2]	9.13%	7.49%	7.22%
Seeks high total investment return through a combination of current income and capital appreciation	Great-West Multi-Sector Bond Fund Adviser: Great-West Capital Management LLC; Subadviser: Loomis, Sayles & Company LP; Newfleet Asset Management, LLC	0.90%[2]	0.89%	4.84%	5.51%
Seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) 500® Index (the “benchmark index”)	Great-West S&P 500® Index Fund Adviser: Great-West Capital Management LLC; Subadviser: Irish Life Inv. Managers Ltd	0.52%	28.20%	17.88%	15.92%
Seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) SmallCap 600® Index (the “benchmark index”)	Great-West S&P Small Cap 600® Index Fund Adviser: Great-West Capital Management LLC; Subadviser: Irish Life Inv. Managers Ltd	0.56%	25.95%	11.88%	13.92%
Seeks long-term capital appreciation	Great-West Small Cap Growth Fund Adviser: Great-West Capital Management LLC; Subadviser: Lord, Abbett & Co LLC; Peregrine Capital Management	1.19%[2]	13.76%	18.50%	16.45%
Seeks long-term capital growth	Great-West Small Cap Value Fund Adviser: Great-West Capital Management LLC; Subadviser: Loomis, Sayles & Company LP; Hotchkis & Wiley Capital Management LLC	1.09%[2]	30.67%	9.10%	11.90%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital appreciation	Great-West T. Rowe Price Mid Cap Growth Fund Adviser: Great-West Capital Management LLC; Subadviser: T. Rowe Price Associates, Inc.	1.02%	14.83%	17.86%	16.22%
Seeks the highest level of return consistent with preservation of capital and substantial credit protection	Great-West U.S. Government Securities Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.60%[2]	-2.15%	2.45%	2.08%
Seeks long-term capital appreciation	Invesco American Franchise Fund[1] Adviser: Invesco Advisers, Inc.; Subadviser: N/A	0.97%	5.69%	20.20%	16.49%
Seeks long-term capital appreciation	Invesco American Value Fund Adviser: Invesco Advisers, Inc.; Subadviser: N/A	1.43%	27.17%	8.67%	10.47%
Seeks capital appreciation	Invesco Capital Appreciation Fund Adviser: Invesco Advisers, Inc.; Subadviser: N/A	0.95%	15.62%	21.97%	15.83%
Seeks total return through growth of capital and current income	Invesco Comstock Fund Adviser: Invesco Advisers, Inc.; Subadviser: N/A	1.07%	33.02%	11.10%	12.50%
Seeks capital appreciation	Invesco Discovery Mid Cap Growth Fund[1] Adviser: Invesco Advisers, Inc.; Subadviser: N/A	1.03%	12.33%	21.24%	16.63%
The investment seeks capital appreciation	Invesco Global Fund Adviser: Invesco Advisers, Inc.; Subadviser: N/A	1.03%	9.02%	16.61%	13.36%
Seeks long-term growth of capital	Invesco Small Cap Growth Fund[1] Adviser: Invesco Advisers, Inc.; Subadviser: N/A	1.14%	1.43%	17.60%	15.92%
Seeks long-term growth of capital	Janus Henderson Forty Fund[1] Adviser: Janus Capital Management LLC; Subadviser: N/A	0.95%	22.78%	25.04%	20.07%
Seeks long-term growth of capital	Janus Henderson Global Research Fund[1] Adviser: Janus Capital Management LLC; Subadviser: N/A	0.97%	17.86%	16.53%	12.77%
Seeks long-term growth of capital	Janus Henderson Global Research Portfolio Adviser: Janus Capital Management LLC; Subadviser: N/A	0.84%	18.07%	16.74%	12.96%
Seeks long-term growth of capital	Janus Henderson Research Fund Adviser: Janus Capital Management LLC; Subadviser: N/A	0.79%	20.27%	21.46%	17.63%
Seeks long-term capital appreciation	Jensen Quality Growth Fund Adviser: Jensen Investment Management Inc.; Subadviser: N/A	1.26%	29.49%	19.63%	16.49%
The investment seeks long-term capital appreciation	Lord Abbett Value Opportunities Fund Adviser: Lord, Abbett & Co LLC; Subadviser: N/A	1.15%	15.19%	11.81%	9.31%

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Seeks long term growth of capital	MainStay WMC Small Companies Fund[1] Adviser: New York Life Investment Management LLC; Subadviser: Wellington Management Company LLP	1.22%	16.54%	7.64%	10.14%
Seeks capital appreciation	MFS Growth Fund[1] Adviser: Massachusetts Financial Services Company; Subadviser: N/A	0.84%[2]	23.34%	24.34%	18.87%
Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Total Return Fund Adviser: Pacific Investment Management Company, LLC; Subadviser: N/A	0.72%	-1.09%	3.89%	3.42%
Seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. Corporations	Pioneer Equity Income VCT Portfolio Adviser: Amundi Asset Management US, Inc.; Subadviser: N/A	1.05%	25.33%	10.47%	12.15%
Seeks high current income, and capital growth is a secondary goal when consistent with achieving high current income	Putnam High Yield Fund Adviser: Putnam Investment Management, LLC; Subadviser: Putnam Investments Limited	1.26%	4.50%	5.06%	5.62%
Seeks high current income consistent with prudent risk	Putnam Income Fund Adviser: Putnam Investment Management, LLC; Subadviser: Putnam Investments Limited	0.73%[2]	-3.93%	3.99%	3.76%
Seeks long-term capital appreciation	Putnam International Capital Opportunities Fund Adviser: Putnam Investment Management, LLC; Subadviser: Putnam Advisory Company, LLC; Putnam Investments Limited;	1.73%	13.16%	11.92%	8.48%
Seeks long-term growth of capital and current income	Royce Total Return Fund Adviser: Royce & Associates, LP; Subadviser: N/A	1.54%[2]	25.54%	9.59%	10.86%
Seeks to provide long- term capital growth	Victory RS Select Growth Fund Adviser: Victory Capital Management Inc.; Subadviser: N/A	1.40%	6.89%	15.40%	13.67%
Seeks to provide long- term capital growth	Victory RS Small Cap Growth Fund[1] Adviser: Victory Capital Management Inc.; Subadviser: N/A	1.40%[2]	-11.06%	16.07%	14.82%
Seeks to provide long- term capital appreciation	Virtus Silvant Small-Cap Growth Stock Fund Adviser: Virtus Fund Advisers, LLC; Subadviser: Silvant Capital Management LLC	1.15%[2]	-4.14%	14.16%	12.55%

1 This Portfolio Company is closed to incoming Transfers and new Contributions.
2 This Portfolio Company’s Current Expense reflects a temporary fee reduction.

Appendix B – Public Eligible Funds
Investment Divisions investing in the following Public Eligible Funds are not available for non-qualified Plans sponsored by a taxable employer:
•American Century Investments Disciplined Core Value Fund (formerly American Century Investments
•Income & Growth Fund) (Investor Class Shares)
•American Century Investments® Equity Income Fund (Investor Class Shares)
•American Funds The Growth Fund of America® (Class R3 Shares)
•Artisan International Fund (Investor Shares)
•ClearBridge International Small Cap Fund (Class A Shares)
•ClearBridge Value Trust (Financial Intermediary Class Shares)
•Columbia Contrarian Core Fund (Class A Shares)
•Columbia Select Mid Cap Value Fund (Class R Shares)
•Davis New York Venture Fund (Class R Shares)
•Federated Hermes Equity Income Fund, Inc. (Class A Shares)
•Franklin Small-Mid Cap Growth Fund (Class A Shares)
•Invesco American Franchise Fund (Class A Shares)
•Invesco American Value Fund (Class R Shares)
•Invesco Capital Appreciation Fund (formerly Invesco Oppenheimer Capital Appreciation Fund) (Class A
•Shares)
•Invesco Comstock Fund (Class R Shares)
•Invesco Discovery Mid Cap Growth Fund (formerly Invesco Oppenheimer Discovery Mid Cap Growth Fund)
•(Class A Shares)
•Invesco Global Fund (formerly Invesco Oppenheimer Global Fund) (Class A Shares)
•Invesco Small Cap Growth Fund (Class A Shares)
•Janus Henderson Forty Fund (Class T Shares)
•Janus Henderson Global Research Fund (Class T Shares)
•Janus Henderson Research Fund (Class T Shares)
•Jensen Quality Growth Fund (Class R Shares)
•Lord Abbett Value Opportunities Fund (Class R4 Shares)
•MainStay WMC Small Companies Fund (formerly MainStay MacKay Small Cap Core Fund) (Class A
•Shares)
•MFS ® Growth Fund (Class A Shares)
•PIMCO Total Return Fund (Administrative Class Shares)
•Putnam High Yield Fund (Class R Shares)
•Putnam Income Fund (Class A Shares)
•Putnam International Capital Opportunities Fund (Class R Shares)
•Royce Total Return Fund (Service Class Shares)
•Victory RS Select Growth Fund (Class A Shares)
•Victory RS Small Cap Growth Fund (Class A Shares)
•Virtus Silvant Small-Cap Growth Stock Fund (I Shares)
B-1

Appendix C – Calculation of Net Investment Factor
The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:
(a) is the net result of:
(i) the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period; plus
(ii) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the “ex-dividend” date occurs during the current Valuation Period; minus
(iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Variable Sub-Account; and
(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period; and
(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to a percentage that ranges from 0.00% to 1.25% depending upon the Group Contractowner’s Letter Agreement or other fee disclosure document.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflects the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.
C-1

Appendix D – State Variations
STATE	CONTRACT
AL
AK	Application Include: Any information provided herewith shall be considered to be representations and not warranties.
AZ
AR
CA	Contract Request and Notices provisions cannot contain the wording “in a form satisfactory to Great-West.”
CO
CT
Application
Fraud language shall be removed, including any statements “in the absence of fraud.”
Contract:
SECTION 5. CONTRIBUTIONS AND DEPOSITS TO PARTICIPANT ACCOUNT
5.1 Contributions
Prior to the termination of the contract and unless otherwise described in a Fixed or Separate Account riser(s) if any
Contributions may be made at any time pursuant to the terms of the Plan.
Great-West shall not be responsible for determining the amount of Contributions to be made for any Participant. The
Contribution amounts will be allocated to Participant Accounts pursuant to the Accompanying Contribution report. The
Contribution report must be submitted in a manner acceptable to Great-West and shall be conclusive on the Plan and on any person or entity claiming an interest under the Contract. When the contribution report does not coincide with the
Contribution received and the inconsistency is not resolved within a period of time required under the law, Great-West will return the Contribution.
Great-West’s prior approval may be required before a Contribution may be made that causes a Participant Account Value to exceed $1,000,000.
SECTION 11. GENERAL PROVISIONS
Section 11.2 Entire Contract
This Contract, including the Application, amendments, endorsements, letter agreements, specification page, if any, and
Fixed and Separate Account or other riders, if any, constitute the entire contract between Employer and Great-West.
All statements in the Application have been accepted as representations and not warranties. Only the President, Vice
President or the Secretary of Great-West or their authorized designees can agree on behalf of Great-West to modify any provisions of this Contract
One or more provisions of this Contract may be clarified by letter agreement, amendment or other writing executed by both Great-West and Employer.
Section 11.11 Representations
Great-Wet shall be entitled to rely and act solely on the reports, directions, proofs, notices, elections, and other information furnished to it by Contractholder, Employer Participant, Alternate Payee, Beneficiaries or their respective agent, and such acts shall be conclusive as to all person or corporations claiming an interest hereunder.
SECTION 8. PAYMENT OPTIONS
8.7 Misstatement of Age or Death
Great-West may require adequate proof of the age and death of any Payee before processing a Request for or making any payment. If the age of the Payee has been misstated, the payments established for him/her under the applicable payment option will be made on the basis of his/her correct age. If payments made pursuant to an annuity payment option were too large because of a misstatement of age, Great-West may deduct the difference from the net payment or payments If payments were too small, Great-West may add the difference to the net payment.

DC
DE
FL	Application REPLACEMENT INFORMATION: By Employer:

STATE	CONTRACT

Will this group annuity contract replace any existing contract? Yes ___ No ___
By Agent:
To the best of your knowledge, will this group annuity contract replace any existing contract? Yes ___ No ___
FLORIDA license agent:
Licensed Agent Signature __________________ Agent Name _______________
Agent’s Florida License identification number ______________ Date__________
FRAUD NOTICE: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.
TERMINATION DISCLOSURE: Termination of this contract will not change any terms of the Plan document. Participant eligibility and vested benefits remain subject to Plan requirements.
Contract
SECTION 5. CONTRIBUTIONS AND DEPOSITS TO PARTICIPANT ACCOUNTS
Section 5.3 Fees Imposed by Investment Option Provider
Any and all fees imposed by the provider of any investment option offered by the Plan and invested in by the Participant,
Alternate Payee and Beneficiary, including but not limited to redemption fees, shall be deducted from the Participant
Account Value.
SECTION 8. PAYMENT OPTIONS
Section 8.6 Election of Annuity Options
In order to elect, or change the election of, an annuity payment option, Great-West must receive the Annuitant’s Request at least 30 calendar days before the Annuity Commencement Date.
To the extent available under the Plan, the available annuity payment options are:
- Income for Single Life Only
- Income for Single Life with Guaranteed Period
- Income for Joint Life Only
- Income for Joint Life with Guaranteed Period
- Income for a Specific Period
- Any other form of annuity payment permitted under the Plan, if acceptable to Great-West.
Annuities will be purchased using Great-West’s current purchase rates for contracts of this class at the time the annuity is purchased. These rates will be at least as favorable to the Annuitant as an annuity purchased with rates based on the following actuarial assumptions:
- Interest Rate Assumption: [1.00%]
Mortality Assumption: 2012 IAM Basic Female mortality table with Projection Scale G2 improvement factors applied;
Static improvement from year of table (2012) to year of the fixed paid-up annuity certificate issue, generational improvement thereafter
Loading: [5.00%]
Great-West will review this guaranteed actuarial basis annually and may change it by providing at least 90 calendar days’
advance written notice to the Plan Sponsor. However unless Great-West and Plan Sponsor otherwise agree in writing,
Great-West will only change the guaranteed actuarial basis once in any sixty 60 month period, in which case the actuarial basis will be at least as favorable as the actuarial basis Great-West offers to any other contractholder in the same class as this Contract at the time of such change.

GA
HI
ID
IL	Application Fixed Annuity ___ Fixed-Variable Annuity ___ Variable Annuity ___ Cover Page Group Fixed and Variable Deferred Annuity Contract with a Market Value Adjustment No 20-day Free-Look Period
IN

STATE	CONTRACT
IA
KS
KY
LA
ME	Contract No premium/applicable tax
MD	Contract Variable Asset Charge cannot exceed 1.5%.
MA
MI	Contract Any language indicating “in Great-West’s sole discretion” shall be removed.
MN
MS
MO
MT	Contract Any language indicating “in Great-West’s sole discretion” shall be removed. No Premium/applicable tax
NE
NV
Application
Section E. Agreements and Signatures:
Plan Sponsor/Contractholder acknowledges that Nevada prohibits a group annuity contract from being delivered or issued to a group which was principally formed for the purpose of purchasing one or more group annuities.By signing this Application, Plan Sponsor and Contractholder, if different than Plan Sponsor, understand, accept, and otherwise agree to the provisions of the attached Group Annuity Contract, represent that the information contained on this application is true and correct to the best of their knowledge, understand that Great-West will rely on such information, and agree to notify Great-West of any changes to the information provided above. Any information provided herewith shall be considered to be representations and not warranties.
Signature of Plan Sponsor_____________________ Date __________
Print Name _______________________
Title ____________________________
Signature of Contractholder (Trustee) if different than Plan Sponsor if different than Plan Sponsor
___________________________ Date __________Print Name _______________________
Title ____________________________

NH
NJ
NM
NY	NOT AVAILABLE
NC	Contract No Premium/applicable tax
ND
OH
OK

STATE	CONTRACT
OR
Cover
GROUP FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT.
Contract
SECTION 4. PARTICIPANT ACCOUNT VALUE
4.1 Fixed Account Value
The Fixed Account Value in the Participant Account is calculated as follows:
(a) all Contributions and Deposits to a Fixed Account option made by or on behalf of the Participant, alternate Payee and
Beneficiary; plus
(b) all interest credited to the contractholder’s assets in the Fixed Account on an annual effective basis pursuant to the
Guaranteed Interest Rate applicable to the Fixed Account; less
(c) any amounts transferred or distributed from the fixed Account; less
(d) any applicable charges, and fees, if any.
4.2 Variable Account Value
The value of the Variable Accounts held in the Participant Account will be determined by multiplying the number of
Accumulation Units for that Variable Account held in the participant Account by the Accumulation Unit value for that
Variable Account Charges and fees, if any, may affect the Variable Account Value.
SECTION 5. CONTRIBUTIONS AND OTHER DEPOSITS
Section 5.4 Allocation of Contributions and Deposits
Contributions and Deposits will be allocated in the Participant Account when received by Great-West at its
Administrative Offices, subject to Section 4.7 of this Contract.
SECTION 9. PAYMENT OPTIONS
Section 9.3 Total or Partial Lump Sum Payment Option
If based upon information provided by Employer, the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan, all or a portion of a Participant Account may be applied to a lump sum payment option selected by the Payee.
Subject to the provisions of any attached Fixed Account and/or Separate Account rider(s), if any, the amount to be distributed is any restrictions in the Fixed and Separate Account rider(s), if any. The amount to be distributed is: (i) the amount requested as a lump sum; less (ii) any applicable fees and charges.
Section 9.4 Periodic Payment Options
If based upon information provided by Employer, the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan, all or a portion of a Participant Account may be applied to a periodic payment option selected by the Payee, subject to any restrictions in the Fixed and Separate Account riders, if any. Charges and fees will continue to apply. Periodic payment elections are subject to the administrative procedures of
Great-West in effect at the time of the election and the periodic payment options Great-West makes available at the time of Distribution.
If a Participant is receiving periodic payments, such payments will cease as of receipt by Great-West of notice of the
Participant’s death. The deceased Participant’s Beneficiary may then elect a payment option under this Section 9 meeting all the requirements of Code section 401(a)(9).
Section 9.5 Annuity Payment Options
If based upon information provided by Employer, the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan, all or a portion of a Participant Account may be applied to an annuity payment option selected by the Payee so long as the requirements of Code section 401(a)(9) are met.
Thereafter, this Contract shall no longer be applicable with respect to amounts in the annuity payment option.
The amount to be applied to an annuity payment option is: (i) the portion of the Participant Annuity Account Value elected by Payee subject to any restrictions in the Fixed or Separate Account rider(s), if any less (ii) any fees and charges described under the Contract.
The minimum amount that may be applied under the elected annuity option is [$5,000]. If any payments to be made under the elected annuity payment option will be less than $[50], Great-West may make the payments in the most frequent interval that produced as payment of at least $[50].
Great-West will issue a certificate to each Annuitant describing the benefits payable under the elected annuity payment option.
SECTION 11. GENERAL PROVISIONS
Section 11.2 Entire Contract
This Contract, including the Application, amendments, endorsements, specification page, if any and Fixed and Separate
Account or other riders, if any, constitute the entire contract between Employer and Great-West.

STATE	CONTRACT

All statements in the Application in the absence of fraud have been accepted as representations and not warranties. Only the President, Vice-President or the Secretary of Great-West or their authorized designees can agree on behalf of Great-
West to modify any provision of this Contract.
One or more provisions of this Contract may be clarified by amendment, or other writing executed by both Great-West and Employer.
No “Premium Tax/Applicable Tax” in Sections 4.1, 4.2, 5.4, 9.3, 9.4. and 9.5.
No letter agreement provision

PA
Puerto Rico
RI
SC
SD
TN
TX
Application
Section I. Agreement and Signatures
Agreement: THE GROUP FIXED AND VARIABLE ANNUITY CONTRACT MAY PROVIDE PAYMENTS OR
VALUES WHICH ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT BUT MAY INCREASE OR
DECREASE ACCORDING TO THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT OR SEPARATE
ACCOUNT.
By signing this Application, Employer and Contractholder, if other than Employer, understand, accept, and otherwise agree to the provisions of the attached Group Annuity Contract, certify and otherwise represent that the information contained on this application is true and correct to the best of their knowledge, and agree to notify Great-West of any changes to the information provided above.
Signature of Employer ______________________ Date ____________
Title________________
Signature of Contractholder if different that the Employer ____________
Date _________________
Title _________________
Contract
COVER PAGE
The separate account is not covered by an insurance guaranty fund or other solvency protection arrangement because the risk is borne by Employer.
SECTION 9. PAYMENT OPTIONS
Section 9.7 Misstatement of Age or Death
Great-West may require adequate proof of the age and death of any Payee before processing a Request for or making any payment. If the age of the Payee has been misstated, the payments established for him/her under the applicable payment option will be made on the basis or his/her correct age.
If payments made pursuant to an annuity payment option were too large because of a misstatement of age, Great-West may deduct the difference from the next payment or payments with interest. If payments were too small, Great-West may add the difference to the next payment with interest. Any interest payable will be made at the amount of 1%.
SECTION 11. GENERAL PROVISIONS
Section 11.2 Entire Contract
This Contract, including the Application, amendments, endorsements, letter agreements, certificates, specification page, if any, and Fixed and Separate Account or other riders, if any, constitute the entire contract between Employer and Great-
West.
All statements in the Application, in the absence of fraud, have been accepted as representations and not warranties. Only the President, Vice-President, or the Secretary of Great-West, or their authorized designees, can agree on behalf of Great-
West to modify any provisions of this Contract.
One or more provisions of this Contract may be clarified by letter agreement, amendment, or other writing executed by both Great-West and Employer.

STATE	CONTRACT
No Premium/applicable tax
UT
VT
VA
Contract
DEFINITIONS:
ERISA – Employee Retirement Income Security Act.
Request – an inquiry or instruction to Great-West. A valid Request must be: (1) received by Great-West at its
Administrative Offices in good order; and (2) submitted in accordance with the provisions of this Contract, or as required by Great-West. The Request is subject to any action taken by Great-West before the Request was processed.
SECTION 11. GENERAL PROVISIONS
Section 11.9 Notices
Any notice or demand by Great-West to or upon Employer or any Payee may be given by mailing it to that person’s last known address as stated in Great-West’s file via the United States Postal Service or last known email address or facsimile number on file.
An application, report, Request, election, direction, notice or demand by Employer or a Payee will be made to Great-
West. When Great-West requires it, Employer will obtain the signature of the Payee on forms provided by Great-West.
Great-West must first approve any written materials developed by any other person describing this Contract.

WA	Contract The type of contract must be stated: GROUP VARIABLE DEFERRED ANNUITY CONTRACT.
WV	Any certificates must include: “This Certificate shall be governed by the laws of the State of Colorado” on the cover page. Applicable to any annuity certificate issued upon annuitization.
WI
WY

FUTUREFUNDS SERIES ACCOUNT
Group Flexible Premium Variable Annuity Contracts
issued by
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (800) 537-2033 (U.S.)
(303) 737-4538 (Greenwood Village)
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus but contains additional information to the Prospectus, dated April 29, 2022, which is available without charge by contacting Great-West Life & Annuity Insurance Company at the above address or at the above telephone number.
April 29, 2022
i

ii

General Information and History
Great-West Life & Annuity Insurance Company
Great-West Life & Annuity Insurance Company is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in 1982. In September of 1990, we re-domesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Great-West is authorized to engage in the sale of life insurance, accident and health insurance, and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, the U.S. Virgin Islands, Guam, and in all states in the United States, except New York.
Great-West, the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. Great-West is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is a wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a holding company, which in turn is a wholly-owned subsidiary of Great-West Financial (Nova Scotia) Co., also a holding company. Great-West Financial (Nova Scotia) Co. is a wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
Great-West has primary responsibility for administration of the Group Contracts and the Series Account. Its Administrative Offices are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.
FutureFunds Series Account
We originally established the Series Account under Kansas law on November 15, 1983. The Series Account now exists pursuant to Colorado law as a result of our redomestication. The Series Account consists of Investment Divisions and is registered with the SEC under the Investment Company Act of 1940, as a separate account and a unit investment trust. This registration does not involve supervision of the Series Account or Great-West by the SEC.
We do not guarantee the investment performance of the Investment Divisions. The portion of your Participant Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, you bear the full investment risk for all Contributions allocated to the Investment Divisions.
The Series Account and its Investment Divisions are administered and accounted for as part of our general business. However, the income, gains, or losses of each Investment Division are credited to or charged against the assets held in that Investment Division, without regard to other income, gains, or losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Group Contracts are generally corporate obligations of Great-West.

The Series Account currently has several Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of an Eligible Fund each having a specific investment objective. We may or may not make additional Investment Divisions available to Group Contractowner in the future based on our assessment of marketing needs and investment conditions.
Services
Safekeeping of Series Account Assets
The assets of the Series Account are held by Great-West. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of Great-West. Great-West maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by a financial institution bond issued to Great-West Lifeco Inc. in the amount of $50 million (Canadian) per occurrence, which covers all officers and employees of Great-West.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the FutureFunds Series Account's independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the FutureFunds Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company, included in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Legal Matters
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Group Contract has been provided by Carlton Fields, P.A.
Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
Purchase of Securities Being Offered
The Group Contract is generally purchased by employers or certain associations or organizations to fund their retirement Plans. We issue the Group Contract in connection with: 401(a) Plans; 401(k) Plans; 403(b) Plans; 457(b) or (f) Plans; 415(m) Plans; and NQDC Plans.
The Group Contract is generally owned by the employer, association or organization. For Group Contracts issued in connection with certain 403(b) Plans, the Group Contractowner has no right, title or interest in the amounts held under the Group Contract and the Participants make all elections under the Group Contract. For all other Plans, Participants have only those rights that are specified in the Plan.
Eligible organizations may acquire a Group Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Group Contract to the Group Contractowner. If you are eligible to participate in the Plan, you may purchase an interest in a Group Contract by completing an enrollment form and giving it to your employer or Group Contractowner, as applicable, or a GWFS representative. Your Participant enrollment form will be forwarded to us for processing. Please consult with your employer or the Group Contractowner, as the case may be, for information concerning your eligibility to participate in the Plan and the Group Contract.
2

Other enrollment options, like online enrollment or automatic enrollment, may be available. Please check with the Group Contractowner for more information.
Distribution of The Group Contracts (Underwriters)
GWFS is the principal underwriter and the distributor of the Group Contracts, and is a wholly-owned subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.
The maximum commission as a percentage of the Contributions made under a Group Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. An expense allowance that will not exceed 40% of the maximum commission paid may also be paid to GWFS agents, independent registered insurance brokers, and other registered broker- dealers. Additionally, a maximum of 1% of Contributions may also be paid as a persistency bonus to qualifying brokers.
Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Group Contractowners or the Series Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Group Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Eligible Funds. (See “Payments We Receive” section of the Prospectus.) Great-West and its affiliates pay a portion of the compensation received from Eligible Funds to GWFS agents, independent registered insurance brokers and other broker-dealers for distribution services.
In addition to the direct cash compensation described above for sales of the Group Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Group Contract and other products distributed by GWFS, including Portfolios of Great-West Funds, which are Eligible Funds under the Group Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Eligible Funds through the Group Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Group Contract instead of other products, or recommend certain Eligible Funds under the Group Contract over other Eligible Funds, which may not necessarily be to your benefit.
You should ask your GWFS agent, independent registered insurance broker, or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Group Contract.
Annuity Payment Options
The Group Contract offers you a variety of annuity payment options. You can select from options that provide for fixed or variable payments, or a combination of both. If you select a variable payment option, your payments will reflect the investment experience of the Investment Division(s) you select. Income can be guaranteed for your lifetime and/or your Spouse’s lifetime, or for a specified period of time, depending on (1) the options made available under the terms of your Plan and the Group Contract, and (2) your needs and circumstances.
FINANCIAL STATEMENTS
The statutory statements of admitted assets, liabilities, capital and surplus of Great-West Life & Annuity Insurance Company (the “Depositor”) as of December 31, 2021 and 2020, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2021, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith.
3

AUDITED FINANCIAL REPORT

Great-West Life & Annuity Insurance Company Audited Annual Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2021 and 2020 and

Related Statutory Statements of Operations,

Changes in Capital and Surplus and Cash Flows and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2021 and Independent Auditor’s Report

Item 8.	Financial Statements and Supplementary Data

Deloitte & Touche LLP 1601 Wewatta Street, Suite 400 Denver, CO,80202 USA Tel: +1 303-292-5400 Fax: 303 312 4000 www.Deloitte.com
INDEPENDENT AUDITOR’S REPORT To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company Greenwood Village, Colorado

Opinions

We have audited the statutory-basis financial statements of Great-West Life & Annuity Insurance Company (the “Company”) (a wholly-owned subsidiary of GWL&A Financial Inc.), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, the supplemental schedule of selected financial data, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2021, are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

April 15, 2022

Denver, CO

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020

Admitted assets:

Cash and invested assets:

Bonds	$26,797,337	$25,712,083

Preferred stock	116,878	119,687

Common stock	220,224	223,883

Mortgage loans (net of allowances of $745 and $745)	4,304,031	4,123,666

Real estate occupied by the company	38,451	41,951

Real estate held for the production of income	1,741	1,825

Contract loans	3,795,766	3,874,206

Cash, cash equivalents and short-term investments	2,448,555	3,470,914

Securities lending collateral assets	126,254	206,811

Other invested assets	1,009,718	750,477

Total cash and invested assets	38,858,955	38,525,503

Investment income due and accrued	272,051	267,276

Premiums deferred and uncollected	16,102	16,256

Reinsurance recoverable	211,857	80,249

Funds held or deposited with reinsured companies	6,581,244	6,760,741

Current federal income taxes recoverable	33,715	70,655

Deferred income taxes	22,464	125,959

Due from parent, subsidiaries and affiliates	91,587	94,584

Other assets	530,688	669,038

Assets from separate accounts	29,244,525	28,455,204

Total admitted assets	$75,863,188	$75,065,465

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020

Liabilities, capital and surplus:

Liabilities:

Reserves for life insurance and annuities and accident and health policies	$33,909,465	$36,152,903

Liability for deposit-type contracts	7,212,008	5,215,962

Provision for policyholders’ dividends	10,042	18,324

Liability for premiums received in advance	2	2

Unearned investment income	5,031	121

Asset valuation reserve	236,291	202,003

Interest maintenance reserve	479,748	678,773

Due to parent, subsidiaries and affiliates	2,616	16,578

Commercial paper	95,988	98,983

Payable under securities lending agreements	126,254	206,811

Other liabilities	1,621,862	1,858,504

Liabilities from separate accounts	29,244,515	28,455,194

Total liabilities	72,943,822	72,904,158

Commitments and contingencies (see Note 19)

Capital and surplus:

Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $1 par value; 50,000,000 shares authorized; 16,862,210 and 16,859,018 shares issued and outstanding in 2021 and 2020, respectively	16,862	16,859

Surplus notes	2,112,656	921,980

Gross paid in and contributed surplus	3,786,229	3,782,019

Unassigned deficit	(2,996,381)	(2,559,551)

Total capital and surplus	2,919,366	2,161,307

Total liabilities, capital and surplus	$75,863,188	$75,065,465

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Operations

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Income:

Premium income and annuity consideration	$6,326,927	$12,831,872	$(5,366,421)

Net investment income	1,262,737	948,344	1,099,451

Amortization of interest maintenance reserve	68,148	39,141	8,280

Commission and expense allowances on reinsurance ceded	195,658	172,698	265,105

Fee income from separate accounts	212,049	62,302	101,629

Reserve adjustment on reinsurance ceded	(1,518,822)	7,157,573	(592,883)

Miscellaneous income	307,833	41,467	267,637

Total income	6,854,530	21,253,397	(4,217,202)

Expenses:

Death benefits	74,119	92,253	204,509

Annuity benefits	202,893	95,252	155,286

Disability benefits and benefits under accident and health policies	68	76	17,762

Surrender benefits	14,800,797	3,842,313	4,403,521

(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(1,038,595)	16,448,620	(8,139,385)

Other benefits	125,116	8,722	6,208

Total benefits	14,164,398	20,487,236	(3,352,099)

Commissions	38,460	2,222,528	162,942

Other insurance expenses	543,438	371,028	496,310

Net transfers from separate accounts	(8,135,847)	(809,028)	(1,328,143)

Interest maintenance reserve reinsurance activity	(83,737)	661,450	(512,033)

Total benefit and expenses	6,526,712	22,933,214	(4,533,023)

Net gain (loss) from operations before dividends to policyholders, federal income taxes and realized capital gains (losses)	327,818	(1,679,817)	315,821

Dividends to policyholders	9,847	18,497	23,461

Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	317,971	(1,698,314)	292,360

Federal income tax expense (benefit)	22,402	(20,260)	(98,467)

Net gain (loss) from operations before net realized capital gains (losses)	295,569	(1,678,054)	390,827

Net realized capital gains (losses) less capital gains tax and transfers to interest maintenance reserve	3,399	(16,958)	(8,022)

Net income (loss)	$298,968	$(1,695,012)	$382,805

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019
Capital and surplus, beginning of year	$2,161,307	$1,441,755	$1,326,919

Net income (loss)	298,968	(1,695,012)	382,805

Dividends to stockholder	(506,000)	(357,752)	(639,801)

Change in net unrealized capital (losses) gains, net of income taxes	(57,312)	(288,936)	57,398

Change in minimum pension liability, net of income taxes	1,054	(1,589)	(4,209)

Change in asset valuation reserve	(34,288)	(7,971)	10,360

Change in non-admitted assets	(26,148)	(708,501)	92,424

Change in net deferred income taxes	(23,502)	256,714	(129,400)

Capital paid-in	3	9,539	—

Surplus paid-in	4,210	3,067,719	4,029

Change in surplus as a result of reinsurance	(83,840)	(83,521)	537,566

Change in capital and surplus as a result of separate accounts	—	—	(428)

Change in unrealized foreign exchange capital (losses) gains	(5,762)	2,693	(20)

Change in surplus notes	1,190,676	526,169	(195,888)

Net change in capital and surplus for the year	758,059	719,552	114,836

Capital and surplus, end of year	$2,919,366	$2,161,307	$1,441,755

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Operating activities:

Premium income, net of reinsurance	$6,111,400	$6,588,902	$3,654,066

Investment income received, net of investment expenses paid	1,268,121	809,931	962,732

Other miscellaneous income received	676,928	59,348	577,059

Benefit and loss related payments, net of reinsurance	(17,574,577)	(3,803,044)	(4,542,350)

Net transfers from separate accounts	8,135,856	816,837	1,375,094

Commissions, other expenses and taxes paid	(516,711)	(2,758,668)	(526,161)

Dividends paid to policyholders	(18,101)	(24,228)	(30,537)

Federal income taxes received (paid), net	120,217	(18,530)	5,267

Net cash (used in) provided by operating activities	(1,796,867)	1,670,548	1,475,170

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	5,229,242	2,794,468	2,430,562

Stocks	11,589	53	19,187

Mortgage loans	452,409	295,116	343,441

Other invested assets	14,017	38,065	19,597

Net (losses) gains on cash, cash equivalents and short-term investments	(1,134)	83	5

Miscellaneous proceeds	58,571	544,448	24,100

Cost of investments acquired:

Bonds	(6,607,132)	(6,396,829)	(2,770,357)

Stocks	(4,554)	(221,630)	(3,585)

Mortgage loans	(655,511)	(89,330)	(114,542)

Real estate	—	(2,724)	(9,052)

Other invested assets	(351,303)	(905,616)	(46,617)

Miscellaneous applications	(220,740)	(274,834)	—

Net change in contract loans and premium notes	170,563	127,912	(3,120)

Net cash used in investing activities	(1,903,983)	(4,090,818)	(110,381)

Financing and miscellaneous activities:

Surplus notes	1,192,007	527,500	(195,000)

Capital and paid in surplus	3,756	3,076,665	3,130

Deposit-type contracts, net	1,865,132	1,963,991	(5,399)

Dividends to stockholder	(506,000)	(357,752)	(639,801)

Funds (repaid) borrowed, net	(2,995)	(916)	1,041

Other	126,580	(136,621)	60,135

Net cash provided by (used in) financing and miscellaneous activities	2,678,480	5,072,867	(775,894)

Net (decrease) increase in cash, cash equivalents and short-term investments and restricted cash	(1,022,370)	2,652,597	588,895

Cash, cash equivalents and short-term investments and restricted cash:

Beginning of year	3,470,926	818,329	229,434

End of year	$2,448,556	$3,470,926	$818,329

The cash, cash equivalents and short-term investments and restricted cash balance includes $1 and $12 of restricted cash as of December 31, 2021 and 2020, respectively, which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Non-cash investing and financing transactions during the year:

Share-based compensation expense	$457	$593	$899

In 2020, non-cash transfers of $9,848 million of assets and liabilities occurred as a part of the MassMutual transaction. In 2019, non-cash transfers of $8,938 million of assets and liabilities occurred as a part of the Protective transaction. Refer to Note 9 for further information on the MassMutual transaction.

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company (the “Company” or “GWL&A”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance (“Division”).

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance (“the MassMutual transaction”), of the retirement services business of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company has now assumed the economics and risks associated with the reinsurance business. Per the transaction agreement, the Company acquired statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 9 for further discussion of the MassMutual transaction.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the “Protective transaction”), of substantially all of its individual life insurance and annuity business to Protective Life Insurance Company (“Protective”) who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company retained a block of life insurance, predominantly participating policies which are now administered by Protective, as well as a closed reinsurance acquired block. Post-transaction, the Company focuses on the defined contribution retirement and asset management markets. See Note 9 for further discussion of the Protective transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•

Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•

As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•

As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is generally designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•

As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses and OTTI” in the notes to the statutory financial statements.

•

Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•

Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•

Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•

Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•

For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

•

For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•

Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•	Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

•

The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•

Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•

Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•

The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•

For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transaction are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

During the year ended December 31, 2021, additional information became available related to the acquisition of MassMutual on December 31, 2020. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 3, Accounting Changes and Corrections of Errors the Company has recorded a change in estimate to reclassify $1,145.1 million of acquired contracts from Reserve for life insurance and annuities to Liability for deposit-type contracts during 2021. This change in estimate had no impact on total admitted assets, total liabilities, capital and surplus, or net income.

Impact of COVID-19 on significant judgments, estimates and assumptions

The COVID-19 pandemic continues to cause material disruption to businesses globally, resulting in continued economic pressures. While rising vaccination rates have led governments in different regions to ease restrictions put in place, many factors continue to extend economic uncertainty, including but not limited to: the availability, adoption and uncertainty around the effectiveness of vaccines; the emergence of COVID-19 variants; and the extent and timing of related government and central bank actions. The Company has developed flexible strategies to manage the current environment and leverage opportunities for the future. The duration and impact of the COVID-19 pandemic continues to be unknown at this time. The results of the Company reflect management’s judgments regarding the impact of prevailing market conditions.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess or no longer possess an effective call option, is carried at fair value regardless of NAIC designation. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•

Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

Additionally, the Company considers the temporary relief granted by the Statutory Accounting Principles Working Group (“SAPWG”) in response to the Coronavirus, Aid, Relief, and Economic Security Act (the “CARES Act”). The relief gives temporary statutory exception for impairment assessment on bank loans, mortgage loans and investment products with underlying mortgage loans due to situations as a result of COVID-19 including the forbearance or modification of mortgage loan payments. SAPWG also granted practical expedients in determining whether a modification is a concession (insignificant) or if it is a TDR. The provisions of these guidance are applicable through the earlier of January 1, 2022, or 60 days after the date on which the national emergency concerning COVID–19 terminates.

•

Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•

Real estate properties occupied by the Company are carried at depreciated cost unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•

Limited partnership interests are included in other invested assets and are accounted for using net asset value per share (“NAV”) as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minor equity interest and no significant influence over the entity’s operations.

•

Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value.

•

Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•

Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value with unrealized changes in value recorded directly in surplus. Investments in majority owned subsidiaries are generally carried at their Statutory or US GAAP equity with dividends received being recorded in investment income.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•

The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short-term investments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company’s behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or repledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is designated a NAIC three to six, in which case it is reported at the lower of amortized cost or fair value.

•

The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a bond investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

○	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

○

Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of miscellaneous income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2021, 2020 and 2019.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2021, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 25% equity, 41% fixed income, 27% cash and short terms, and 7% other. At December 31, 2020, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 23% equity, 42% fixed income, and 32% cash and short terms, and 3% other.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (“PBR”) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

2. Recently Adopted Accounting Pronouncements

In 2020, SAPWG adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021 with early adoption permitted. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2021, the Statutory Accounting Principles Working Group adopted as final revisions to SSAP No. 26R, Bonds. The SSAP revisions clarify that perpetual bonds are within scope of SSAP No. 26R. Those with an effective call option shall be amortized under the yield-to-worst concept, and those that do not possess, or no longer possess, a call feature shall be reported at fair value. Additional revisions expand current called bond disclosures to include bonds terminated through a tender offer. The revisions were adopted with an effective date of January 1, 2021 with early adopted permitted. The adoption of these revisions did not have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from insurance and non-insurance related parties for services provided and/or received pursuant to the service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, certificates in-force, administered assets or other similar drivers.

On January 1, 2020, the Company and its subsidiaries implemented an organizational change to simplify its corporate structure and affiliated transactions. The transaction included the following changes impacting the Company:

•	Substantially all employees of GWL&A and its other subsidiaries were transferred to the Empower Retirement, LLC (“Empower”).

•	Empower assumed all recordkeeping related revenues either by direct assignment of contracts or through a transition services agreement between Empower, GWL&A, and GWL&A’s subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	Substantially all vendor contracts were assigned to Empower.

•	Empower entered into an administrative services agreement whereby it provides corporate and other shared services to GWL&A and its affiliates and is reimbursed for expenses incurred.

•

Empower acquired assets and assumed liabilities from GWL&A and GWL&A’s subsidiaries including furniture, equipment, and software, deferred contract costs, certain other current assets including prepaid assets, and certain other liabilities including employee-related benefit and payroll liabilities and GWL&A’s post-retirement medical plan. The assets acquired and liabilities assumed by Empower were settled in cash based on their value under International Financial Reporting Standards (“IFRS”). Any differences between the value of the assets and liabilities on an IFRS basis and a Statutory basis were settled by dividends or capital contributions between entities.

On December 31, 2020, GWL&A completed the acquisition, via indemnity reinsurance, of the retirement services business of MassMutual. After the close of this acquisition, GWL&A made the following changes:

•	All employees of MassMutual acquired by GWL&A were transferred to the Empower.

•	Empower assumed all recordkeeping related revenues from GWL&A

•	Substantially all vendor contracts were assigned to Empower.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

		Year Ended December 31,			Financial
Description	Related party	2021	2020	2019	statement line

Provides corporate support service	Insurance affiliates: Great-West Life & Annuity Insurance Company of New York (“GWL&A NY”)(1),The Canada Life Assurance Company (“CLAC”)(2) and Great-West Life Assurance Company (“Great-West Life”)(2) Non-insurance affiliates: Empower(1), Advised Assets Group, LLC (“AAG”)(1), Great-West Capital Management, LLC (“GWCM”)(1), Great-West Trust Company, LLC (“GWTC”)(1), GWFS Equities, Inc. (“GWFS”)(1),Great-West Financial Retirement Plan Services (“Great-West RPS”)(1) and MAM Holding Inc. (2)	$(28,405)	$(14,626)	$(175,137)	Other insurance benefits and expenses

Receives corporate support services	Non-insurance affiliate: Empower(1)	525,624	332,652	—	Other insurance benefits and expenses

Provides recordkeeping fees under temporary service agreement for recordkeeping agreements not yet transferred to Empower	Non-insurance affiliate: Empower(1)	(146,021)	(194,795)	—	Fee income

Receives commissions reimbursement	Non-insurance affiliate: Empower(1)	(223,148)	(77,139)	—	Commissions

Provides commissions reimbursement	Insurance affiliate: GWL&A NY(1)	19,147	—	—	Commissions

Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds	Non-insurance affiliate: GWFS(1)	—	7,101	172,702	Other income

Provides record-keeping services	Non-insurance affiliates: GWTC(1) Non-insurance related party: Great-West Funds(4)	—	20,506	106,295	Other income

Receives record-keeping services	Insurance affiliate: GWL&A NY(1) Non-insurance affiliates: Empower(1)and GWTC(1)	—	(16,799)	(390,630)	Other income

Receives custodial services	Non-insurance affiliate: GWTC(1)	—	—	(13,526)	Other income

Receives reimbursement from tax sharing indemnification related to state and local tax liabilities	Non-insurance affiliate: Putnam Investments LLC (“Putnam”) (3)	—	16,282	9,733	Other income

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

(4) An open-end management investment company, a related party of GWL&A

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2021, 2020 and 2019, these purchases totaled $232,833, $330,974 and

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

$224,708 respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $262,018 and $249,802 at December 31, 2021 and 2020, respectively, which is also included in the assets and liabilities of the general account at those dates.

During June of 2018, the Company invested $35,000 to fund the initial creation of five mutual funds offered by its subsidiary, GWCM. When the funds met certain targets for customer investment, the Company began redeeming its interests. The remaining investments were $10,295 and $17,679 at December 31, 2021 and 2020, respectively.

During the years ended December 31, 2021 and 2020, the Company contributed $197,499 and $71,506 to partnership funds controlled by Great-West Lifeco, Inc., respectively. The total invested amount in these partnerships as of December 31, 2021 was $329,118. The remaining Company commitments for these partnership funds through subsequent years total $1,172,481 (Refer to Note 19 for additional details).

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2021	2020

Empower(1)	On account	On demand	$47,178	$46,104

GWFS(1)	On account	On demand	21,381	34,743

AAG(1)	On account	On demand	15,000	—

GWTC(1)	On account	On demand	3,785	290

CLAC(2)	On account	On demand	3,058	—

Personal Capital Corporation(1)	On account	On demand	514	—

Great-West South Carolina (“GWSC”)(1)	On account	On demand	347	7,351

Other related party receivables	On account	On demand	268	928

GWL&A NY(1)	On account	On demand	32	214

Great-West RPS(1)	On account	On demand	24	3

Putnam(3)	On account	On demand	—	4,951

Total			$91,587	$94,584

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2021	2020

GWCM(1)	On account	On demand	$2,120	$—

Other related party payables	On account	On demand	496	422

CLAC(2)	On account	On demand	—	683

Personal Capital Corporation(1)	On account	On demand	—	15,473

Total			$2,616	$16,578

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

Included in current federal income taxes recoverable at December 31, 2021 and 2020 is $34,164 and $73,029, respectively, of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

The Company received cash payments of $13,470, $12,506 and $2,727 from its subsidiary, GWSC, in 2021, 2020 and 2019 respectively, under the terms of its tax sharing agreement. During the years ended December 31, 2021, 2020 and 2019, the Company received interest income of $1,326, $1,661 and $2,085 respectively, from GWSC relating to the tax sharing agreement.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

During the year ended December 31, 2021, the Company received dividends of $151,075 from its subsidiaries, the largest being $96,675 from Empower. During the year ended December 31, 2020, the Company received dividends and return of capital of $142,500 and $7,000, respectively, from its subsidiaries, the largest being $61,000 from AAG. During the year ended December 31, 2019, the Company received dividends and return of capital of $108,803 and $12,497, respectively, from its subsidiaries, the largest being $40,000 from Empower.

During the years ended December 31, 2021 and 2020, the Company paid cash dividends to GWL&A Financial in the amounts of $506,000 and $357,752 respectively.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide GWL&A NY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2021
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$9,071	$1,159	$3	$10,227

All other governments	58,111	112	851	57,372

U.S. states, territories and possessions	615,832	72,341	2,980	685,193

Political subdivisions of states and territories	311,839	18,038	2,416	327,461

Special revenue and special assessments	5,643	574	—	6,217

Industrial and miscellaneous	18,776,906	555,385	293,923	19,038,368

Parent, subsidiaries and affiliates	3,582	—	—	3,582

Hybrid securities	131,663	131	5,416	126,378

Loan-backed and structured securities	6,884,690	94,098	41,982	6,936,806

Total bonds	$26,797,337	$741,838	$347,571	$27,191,604

	December 31, 2020
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$159,577	$1,744	$226	$161,095

All other governments	11,113	—	—	11,113

U.S. states, territories and possessions	654,122	97,055	—	751,177

Political subdivisions of states and territories	378,996	23,006	—	402,002

Industrial and miscellaneous	18,019,556	916,950	13,489	18,923,017

Parent, subsidiaries and affiliates	6,433	—	—	6,433

Hybrid securities	151,305	1,800	9,372	143,733

Loan-backed and structured securities	6,330,981	156,801	12,050	6,475,732

Total bonds	$25,712,083	$1,197,356	$35,137	$26,874,302

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2021
	Book/adjusted carrying value	Fair value

Due in one year or less	$2,199,933	$2,211,815

Due after one year through five years	5,920,582	6,125,393

Due after five years through ten years	9,152,768	9,244,125

Due after ten years	4,190,194	4,224,288

Loan-backed and structured securities	6,884,691	6,936,806

Total bonds	$28,348,168	$28,742,427

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2021	2020	2019

Consideration from sales	$16,279,609	$15,627,075	$18,741,779

Gross realized gains from sales	67,784	81,504	511,103

Gross realized losses from sales	128,841	7,045	46,129

At December 31, 2019, consideration from sales include securities transferred to Protective as part of the Protective transaction.

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

	December 31, 2021
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

U.S. government	$275	$3	$—	$—	$275	$3

All other governments	47,744	851	—	—	47,744	851

U.S. states, territories and possessions	102,521	2,980	—	—	102,521	2,980

Political subdivisions of states and territories	112,703	2,328	3,226	88	115,929	2,416

Industrial and miscellaneous	8,615,011	306,061	1,291,359	67,357	9,906,370	373,418

Hybrid securities	30,016	253	83,548	6,038	113,564	6,291

Loan-backed and structured securities	2,558,371	32,835	345,939	11,061	2,904,310	43,896

Total bonds	$11,466,641	$345,311	$1,724,072	$84,544	$13,190,713	$429,855

Preferred stock	$61,437	$631	$—	$—	$61,437	$631

Total number of securities in an unrealized loss position		2,517		278		2,795

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

U.S. government	$149,402	$226	$—	$—	$149,402	$226

Industrial and miscellaneous	1,216,567	13,291	246,659	12,808	1,463,226	26,099

Hybrid securities	23,981	1,199	77,882	8,173	101,863	9,372

Loan-backed and structured securities	672,983	7,412	314,125	6,800	987,108	14,212

Total bonds	$2,062,933	$22,128	$638,666	$27,781	$2,701,599	$49,909

Total number of securities in an unrealized loss position		168		47		215

Bonds - Total unrealized losses and OTTI increased by $379,946, or 761%, from December 31, 2020 to December 31, 2021. The increase in unrealized losses was across all asset classes and was primarily driven by lower valuations as a result of higher rates at December 31, 2021 compared to December 31, 2020. The acquisition of Statutory assets under the terms of the MassMutual transaction increased overall bond investments as well as the unrealized losses. See Note 1 and Note 9 for further discussion of the transaction.

Total unrealized losses greater than twelve months increased by $56,763 from December 31, 2020 to December 31, 2021. Industrial and miscellaneous account for 80%, or $67,357 of the unrealized losses and OTTI greater than twelve months at December 31, 2021. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 13%, or $11,061, of the unrealized losses and OTTI greater than twelve months at December 31, 2021. Of the $11,061 of unrealized losses and OTTI over twelve months on loan-backed and structured securities, 95% or $10,503 are on securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 18% and 16% of total invested assets at December 31, 2021 and 2020, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $64,926 and $128,238 as of December 31, 2021 and 2020, respectively. The Company had pledged collateral related to these derivatives of $10,309 and $7,181 as of December 31, 2021 and 2020, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2021 the fair value of assets that could be required to settle the derivatives in a net liability position was $54,617.

At December 31, 2021 and 2020, the Company had pledged $10,309 and $7,181, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $188,754 and $54,302 unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2021 and 2020, the Company had pledged U.S. Treasury bills in the amount of $2,660 and $5,334, respectively, with a broker as collateral for futures contracts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

	December 31, 2021
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$18,300	$—	$6,519

Cross-currency swaps	2,184,169	72,279	128,206

Total cash flow hedges	2,202,469	72,279	134,725

Derivatives not designated as hedges:

Interest rate swaps	891,019	1,766	1,759

Futures on equity indices	14,421	2,394	27

Interest rate futures	1,600	266	(2)

Interest rate swaptions	9,000	—	—

Cross-currency swaps	559,991	44,314	42,621

Foreign currency forwards	57,985	26	26

Total derivatives not designated as hedges	1,534,016	48,766	44,431

Total cash flow hedges, and derivatives not designated as hedges	$3,736,485	$121,045	$179,156

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2) The fair value includes accrued income and expense.

	December 31, 2020
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$22,300	$—	$10,705

Cross-currency swaps	875,569	(4,071)	9,352

Total cash flow hedges	897,869	(4,071)	20,057

Derivatives not designated as hedges:

Interest rate swaps	1,040,944	11,326	11,449

Futures on equity indices	2,957	1,172	1

Interest rate futures	10,500	4,162	—

Interest rate swaptions	174,000	34	34

Cross-currency swaps	541,142	23,084	21,234

Foreign currency forwards	1,510,024	(26)	(26)

Total derivatives not designated as hedges	3,279,567	39,752	32,692

Total cash flow hedges and derivatives not designated as hedges	$4,177,436	$35,681	$52,749

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2) The fair value includes accrued income and expense.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents net unrealized gains/(losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized gain (loss) on derivatives recognized in surplus
	Year Ended December 31,
	2021	2020	2019

Derivatives not designated as hedging instruments:

Interest rate swaps	$(7,646)	$7,306	13,954

Interest rate swaptions	403	180	123

Futures on equity indices	(306)	94	(241)

Interest rate futures	(21)	6	(132)

Cross-currency swaps	11,669	(3,975)	(8,396)

Foreign currency forwards	20	(20)	—

Total	$4,119	$3,591	$5,308

Securities lending

Securities with a cost or amortized cost of $121,754 and $199,546, and estimated fair values of $122,164 and $201,848 were on loan under the program at December 31, 2021 and 2020, respectively.

The following table summarizes securities on loan by category:

	December 31,		December 31,
	2021		2020
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value

Industrial and miscellaneous	$101,779	$102,189	$78,553	$80,855

U.S. government	19,975	19,975	120,993	120,993

	$121,754	$122,164	$199,546	$201,848

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $126,254 and $206,811 as collateral at December 31, 2021 and 2020, respectively. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

Reverse repurchase agreements

The Company had short-term reverse repurchase agreements with book/adjusted carrying values of $0 and $2,900 at December 31, 2021 and December 31, 2020, respectively, with maturities of 2 days to 1 week. The fair value of securities acquired under the tri-party agreement and held on the Company’s behalf was $0 and $2,958 at December 31, 2021 and December 31, 2020, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2021
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non- admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$126,254	$—	$—	$—	$126,254	$206,811	$(80,557)	$—	$126,254	0.16%	0.17%

Subject to reverse repurchase agreements	—	—	—	—	—	2,900	(2,900)	—	—	0.00%	0.00%

FHLB capital stock	501	—	—	—	501	500	1	—	501	0.00%	0.00%

On deposit with states	4,246	—	—	—	4,246	4,264	(18)	—	4,246	0.01%	0.01%

On deposit with other regulatory bodies	529	—	—	—	529	554	(25)	—	529	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	2,660	—	817	—	3,477	6,745	(3,268)	—	3,477	0.01%	0.01%

Derivative cash collateral	10,309	—	724	—	11,033	7,452	3,581	—	11,033	0.01%	0.01%

Other restricted assets	1,132	—	—	—	1,132	1,175	(43)	—	1,132	0.00%	0.00%

Total Restricted Assets	$145,631	$—	$1,541	$—	$147,172	$230,401	$(83,229)	$—	$147,172	0.19%	0.20%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non- admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$206,811	$—	$—	$—	$206,811	$303,282	$(96,471)	$—	$206,811	0.27%	0.28%

Subject to reverse repurchase agreements	2,900	—	—	—	2,900	3,300	(400)	—	2,900	0.00%	0.00%

FHLB Capital Stock	500	—	—	—	500	—	500	—	500	0.00%	0.00%

On deposit with states	4,264	—	—	—	4,264	4,294	(30)	—	4,264	0.01%	0.01%

On deposit with other regulatory bodies	554	—	—	—	554	579	(25)	—	554	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	5,334	—	1,411	—	6,745	2,330	4,415	—	6,745	0.01%	0.01%

Derivative cash collateral	7,181	—	271	—	7,452	5,022	2,430	—	7,452	0.01%	0.01%

Other restricted assets	1,175	—	—	—	1,175	1,218	(43)	—	1,175	0.00%	0.00%

Total Restricted Assets	$228,719	$—	$1,682	$—	$230,401	$320,025	$(89,624)	$—	$230,401	0.30%	0.31%

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2021	2020	2019

Bonds	$747,549	$474,967	$621,993

Preferred stock	4,249	3	—

Common stock	964	151	455

Mortgage loans	141,323	107,249	158,678

Real estate	31,241	28,964	27,577

Contract loans	186,842	197,843	200,298

Cash, cash equivalents and short-term investments	6,249	5,862	16,409

Derivative instruments	31,105	18,840	16,915

Other invested assets	181,987	155,506	121,675

Miscellaneous	8,619	5,303	4,462

Gross investment income	1,340,128	994,688	1,168,462

Expenses	(77,391)	(46,344)	(69,011)

Net investment income	$1,262,737	$948,344	$1,099,451

The amount of interest incurred and charged to investment expense during the years ended December 31, 2021, 2020 and 2019 was $40,395, $17,078 and $33,188, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2021	2020		2019

Net realized capital (losses) gains, before federal income tax	$(55,369)	$59,961		$574,372

Less: Federal income tax (benefit) expense	(11,628)	12,592		120,618

Net realized capital (losses) gains, before IMR transfer	(43,741)	47,369		453,754

Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) expense of ($12,531), $17,100 and $122,750, respectively	(47,140)	64,327		461,776

Net realized capital gains (losses), net of federal income tax (benefit) expense of $904, ($4,508) and ($2,133), respectively, and IMR transfer	$3,399		$(16,958)		$(8,022)

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year Ended December 31,
2021

Reserve as of December 31, 2020	$678,773

Transferred into IMR, net of taxes	(47,140)

IMR reinsurance activity	(83,737)

Balance before amortization	547,896

Amortization released to Statement of Operations	(68,148)

Reserve as of December 31, 2021	$479,748

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2021	2020

Industrial and miscellaneous	62%	58%

	Concentration by industry
	December 31,
	2021	2020

Financial services	15%	14%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $4,304,776 and $4,124,412, of which $1,526,655 and $1,634,389 were loan participation agreements as of December 31, 2021 and 2020, respectively. These mortgages were current as of December 31, 2021 and 2020.

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2021 and 2020 were 3.70% and 3.50%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2021 and 2020 were 2.35% and 2.45%, respectively.

During 2021 and 2020, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 66% and 59%, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The balance in the commercial mortgage provision allowance was $745 as of December 31, 2021 and 2020. There was no provision activity for the years ended December 31, 2021 and 2020.

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type

	December 31,

	2021	2020

Multi-family	44%	49%

Industrial	28%	15%

Office	12%	13%

Retail	8%	13%

Other	8%	10%

	100%	100%

	Concentration by geographic area

	December 31,

	2021	2020

Pacific	33%	36%

East North Central	17%	17%

Other	14%	10%

South Atlantic	13%	13%

Middle Atlantic	9%	11%

West South Central	8%	7%

Mountain	6%	6%

	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date

Type of financial instrument			December 31, 2021
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$27,191,604	$26,797,337	$—	$27,187,217	$4,387	$—	$27,191,604

Preferred stock	118,140	116,878	—	118,140	—	—	118,140

Common stock	13,371	13,371	12,870	501	—	—	13,371

Mortgage loans	4,361,643	4,304,031	—	4,361,643	—	—	4,361,643

Real estate	227,899	40,192	—	—	227,899	—	227,899

Cash, cash equivalents and short-term investments	2,448,547	2,448,555	897,724	1,550,823	—	—	2,448,547

Contract loans	3,795,766	3,795,766	—	3,795,766	—	—	3,795,766

Other long-term invested assets	471,300	464,657	—	87,268	—	384,032	471,300

Securities lending reinvested collateral assets	126,254	126,254	60,128	66,126	—	—	126,254

Collateral under derivative counterparty collateral agreements	175,589	175,589	175,589	—	—	—	175,589

Other collateral	879	879	879	—	—	—	879

Receivable for securities	69,349	47,465	—	69,349	—	—	69,349

Derivative instruments	244,679	189,286	28	244,651	—	—	244,679

Separate account assets	29,319,856	29,244,525	15,180,322	13,825,444	—	314,090	29,319,856

Total assets	$68,564,876	$67,764,785	$16,327,540	$51,306,928	$232,286	$698,122	$68,564,876

Liabilities:

Deposit-type contracts	$6,466,358	$7,212,008	$—	$6,466,358	$—	$—	$6,466,358

Commercial paper	95,988	95,988	—	95,988	—	—	95,988

Payable under securities lending agreements	126,254	126,254	60,128	66,126	—	—	126,254

Collateral under derivative counterparty collateral agreements	165,280	165,280	165,280	—	—	—	165,280

Other collateral	879	879	879	—	—	—	879

Payable for securities	1,056,857	1,056,857	—	1,056,857	—	—	1,056,857

Derivative instruments	65,523	70,901	3	65,520	—	—	65,523

Separate account liabilities	2,238,160	2,238,160	41	2,238,119	—	—	2,238,160

Total liabilities	$10,215,299	$10,966,327	$226,331	$9,988,968	$—	$—	$10,215,299

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date

Type of financial instrument			December 31, 2020
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$26,874,302	$25,712,083	$—	$26,865,559	$8,743	$—	$26,874,302

Preferred Stock	119,684	119,687	—	119,684	—	—	119,684

Common Stock	20,240	20,240	19,740	500	—	—	20,240

Mortgage loans	4,263,386	4,123,666	—	4,263,386	—	—	4,263,386

Real estate	227,336	43,776	—	227,336	—	—	227,336

Cash, cash equivalents and short-term investments	3,470,912	3,470,914	2,612,741	858,171	—	—	3,470,912

Contract loans	3,874,206	3,874,206	—	3,874,206	—	—	3,874,206

Other long-term invested assets	244,393	235,484	—	93,637	—	150,756	244,393

Securities lending reinvested collateral assets	206,811	206,811	62,050	144,761	—	—	206,811

Collateral under derivative counterparty collateral agreements	43,689	43,689	43,689	—	—	—	43,689

Other collateral	1,130	1,130	1,130	—	—	—	1,130

Receivable for securities	87,076	84,973	—	87,076	—	—	87,076

Derivative instruments	180,996	160,628	10	180,986	—	—	180,996
Separate account assets	28,571,811	28,455,204	14,406,648	13,741,300	—	423,863	28,571,811

Total assets	$68,185,972	$66,552,491	$17,146,008	$50,456,602	$8,743	$574,619	$68,185,972

Liabilities:

Deposit-type contracts	$4,562,617	$5,215,962	$—	$4,562,617	$—	$—	$4,562,617

Commercial paper	98,983	98,983	—	98,983	—	—	98,983

Payable under securities lending agreements	206,811	206,811	62,050	144,761	—	—	206,811

Collateral under derivative counterparty collateral agreements	36,450	36,450	36,450	—	—	—	36,450

Other collateral	1,130	1,130	1,130	—	—	—	1,130

Payable for securities	1,277,598	1,277,598	—	1,277,598	—	—	1,277,598

Derivative instruments	128,246	130,281	8	128,238	—	—	128,246

Separate account liabilities	853,042	853,042	70	852,972	—	—	853,042

Total liabilities	$7,164,877	$7,820,257	$99,708	$7,065,169	$—	$—	$7,164,877

Bonds, preferred and common stock

The fair values for bonds, preferred and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Policy loans are an integral part of the life insurance policies that the company has in force and cannot be valued separately. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, which are estimated to be liquidated over the next one to 10 years. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements and other collateral

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps and interest rate swaptions, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2021
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Bonds

Hybrid securities	$—	$19,158	$—	$—	$19,158

Common stock

Mutual funds	10,295	—	—	—	10,295

Industrial and miscellaneous	2,575	—	—	—	2,575

Other invested assets

Limited partnerships	—	—	—	384,032	384,032

Industrial and miscellaneous	—	5,186	—	—	5,186

Derivatives

Interest rate swaps	—	47,520	—	—	47,520

Cross-currency swaps	—	48,855	—	—	48,855

Foreign currency forwards	—	620	—	—	620

Separate account assets (1)	15,151,260	12,562,894	—	314,090	28,028,244

Total assets at fair value/NAV	$15,164,130	$12,684,233	$—	$698,122	$28,546,485

Liabilities:

Derivatives

Interest rate swaps	$—	$45,761	$—	$—	$45,761

Cross-currency swaps	—	6,234	—	—	6,234

Foreign currency forwards	—	594	—	—	594

Separate account liabilities (1)	41	2,238,119	—	—	2,238,160

Total liabilities	$41	$2,290,708	$—	$—	$2,290,749

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date

	December 31, 2020
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Common stock

Mutual funds	$17,679	$—	$—	$—	$17,679

Industrial and miscellaneous	2,061	—	—	—	2,061

Other invested assets

Limited partnerships	—	—	—	150,756	150,756

Derivatives

Interest rate swaps	—	86,984	—	—	86,984

Cross-currency swaps	—	37,028	—	—	37,028

Interest rate swaptions	—	34	—	—	34

Foreign Currency forwards	—	2,670	—	—	2,670
Separate account assets (1)	14,351,361	12,467,593	—	423,863	27,242,817

Total assets	$14,371,101	$12,594,309	$—	$574,619	$27,540,029

Liabilities:

Derivatives

Interest rate swaps	$—	$75,535	$—	$—	$75,535

Cross-currency swaps	—	15,794	—	—	15,794

Foreign currency forwards	—	2,695	—	—	2,695
Separate account liabilities (1)	70	852,972	—	—	853,042

Total liabilities	$70	$946,996	$—	$—	$947,066

(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

6.   Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2021			December 31, 2020
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Other invested assets	1,477,277	467,559	1,009,718	1,294,506	544,029	750,477

Deferred income taxes	425,707	403,243	22,464	457,205	331,246	125,959

Due from parent, subsidiaries and affiliate	158,986	67,398	91,588	155,676	61,092	94,584

Other assets	553,709	23,021	530,688	671,151	2,113	669,038

Furniture, fixtures and equipment	6,743	6,743	—	5,914	5,914	—

Reinsurance recoverable	214,843	2,986	211,857	80,435	186	80,249

Other prepaid assets	1,987	1,987	—	2,206	2,206	—

Premiums deferred and uncollected	16,191	89	16,102	16,338	82	16,256

Cash, cash equivalents and short-term investments	2,448,556	1	2,448,555	3,470,926	12	3,470,914

The following table summarizes the Company’s aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities (“SCA”), except insurance SCA entities as follows:

	December 31, 2021			December 31, 2020
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Common stock	$13,600	$—	$13,600	$13,662	$—	$13,662

Other invested assets	776,585	467,559	309,026	813,421	544,029	269,392

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

7.   Premiums Deferred and Uncollected

The following table summarizes the Company’s ordinary and group life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2021		December 31, 2020
Type	Gross	Net of loading	Gross	Net of loading

Ordinary renewal business	$17,891	$16,102	$18,063	$16,256

Total	$17,891	$16,102	$18,063	$16,256

8.   Business Combination and Goodwill

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services (“RPS”) large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which is being amortized over 10 years. At December 2021 and 2020, the Company has $0 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2021, 2020 and 2019, the Company recorded $5,110, $5,110 and $5,109, respectively, of goodwill amortization related to this acquisition.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in the Personal Capital Corporation, an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819,403 was recorded in other invested assets, which is being amortized over 10 years. At December 2021 and 2020, the Company has $266,751 and $277,474, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2021, 2020 and 2019, the Company recorded $81,940, $27,313 and $0, respectively, of goodwill amortization related to this acquisition.

Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2021	Amount of goodwill amortized for the year ended December 31, 2021	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill

Retirement Plan Services	August 29, 2014	$64,169	$51,098	$—	$5,110	—%
Personal Capital Corporation	August 17, 2020	$854,190	$819,403	$266,751	$81,940	66.2%

9. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000. Effective June 1, 2019, all risks on non-participating policies within the above retention limits were ceded to Protective.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company’s most significant ceded reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2021, 2020 and 2019 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On December 31, 2020 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Massachusetts Mutual Life Insurance Company. The MassMutual transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31,
2020

Admitted assets:

Cash and invested assets:

Bonds	$7,855

Preferred stock	120

Mortgage loans	1,634

Other invested assets	132

Total cash and invested assets	9,741

Investment income due and accrued	64

Funds held or deposited with reinsured companies	6,761

Other assets	129

Total admitted assets	$16,695

(In millions)

December 31,
2020

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$14,716

Liability for deposit-type contracts	3,183

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Interest maintenance reserve	662

Other liabilities	113

Total liabilities	18,674

Capital and surplus:

Unassigned deficit	(1,979)

Total capital and surplus	(1,979)

Total liabilities, capital and surplus	$16,695

(In millions)

Statutory Statements of Operations	December 31,
2020

Income:

Premium income and annuity consideration	$15,567

Total income	15,567

Expenses:

Increase in aggregate reserves for life and accident and health policies and contracts	14,716

Total benefits	14,716

Commissions	2,168

Interest maintenance reserve reinsurance activity	662

Total benefit and expenses	17,546

Net loss from operations before federal income taxes	$(1,979)

At December 31, 2021 and 2020, the Company received capital contributions from GWLA Financial of approximately $1.2 billion and $2.8 billion, respectively, to finance acquisitions and related expenses (See additional details in Note 13).

The Company and an affiliate have engaged in a modified coinsurance (“Modco”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited, novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company has ceded modified coinsurance reserves of $11,144,992 and $11,884,164 as of December 31, 2021 and 2020, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date. CLIRBC may only terminate the agreement if the Company is in material breach of the contract or fails to make contractual payments.

The Company and an affiliate have engaged in a modified coinsurance (“Modco”) reinsurance agreement since 2011. The affiliate, Canada Life International Reinsurance Corporation Limited, novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”). Per the terms of the agreement, the Company cedes 90% of its closed in-force block of participating life insurance policies. The Company has ceded modified coinsurance reserves of $5,865,988 and $6,030,358 as of December 31, 2021 and 2020, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date. CLIRBC may only terminate the agreement if the Company is in material breach of the contract or fails to make contractual payments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

10. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%

	- Annuity Funds	1% to 11.25%

	- Disability	2.50% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980 and 2001 Commissioners Standard Ordinary (“CSO”) tables, and American Experience

- Annuity Funds

Various annuity valuation tables, primarily including the GA 1951, 71, 83a and 2012 Individual Annuitant Mortality (“IAM”), Group Annuity Reserve (“GAR”) 94, 1971 and 1983 Group Annuity Mortality (“GAM”), Annuity 2000, Group Annuity Reserving table (“1994-GAR”), and 2012 Individual Annuity Reserving table (“2012 IAR”).

Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2021 and 2020, the Company had $2,635,152 and $3,766,969, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.	Individual Annuities

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	153,159	4,178,109	4,331,268	98.6%

Total with adjustment or at market value	—	153,159	4,178,109	4,331,268	98.6%

At book value without adjustment (minimal or no charge adjustment)	19,563	—	—	19,563	0.5%

Not subject to discretionary withdrawal	40,383	—	—	40,383	0.9%

Total gross	59,946	153,159	4,178,109	4,391,214	100.0%

Reinsurance ceded	59,341	—	—	59,341

Total, net	$605	$153,159	$4,178,109	$4,331,873

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	164,914	3,936,323	4,101,237	98.3%

Total with adjustment or at market value	—	164,914	3,936,323	4,101,237	98.3%

At book value without adjustment (minimal or no charge adjustment)	21,045	—	—	21,045	0.5%

Not subject to discretionary withdrawal	50,062	—	—	50,062	1.2%

Total gross	71,107	164,914	3,936,323	4,172,344	100.0%

Reinsurance ceded	70,488	—	—	70,488

Total, net	$619	$164,914	$3,936,323	$4,101,856

2. Group Annuities

	December 31, 2021

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$11,460,512	$—	$—	$11,460,512	27.4%

At book value less current surrender charges of 5% or more	807,093	—	—	807,093	1.9%

At fair value	—	7,280,205	7,353,742	14,633,947	35.0%

Total with adjustment or at market value	12,267,605	7,280,205	7,353,742	26,901,552	64.3%

At book value without adjustment (minimal or no charge adjustment)	2,114,093	—	—	2,114,093	5.0%

Not subject to discretionary withdrawal	12,860,521	—	—	12,860,521	30.7%

Total gross	27,242,219	7,280,205	7,353,742	41,876,166	100.0%

Reinsurance ceded	1,058	—	—	1,058

Total, net	$27,241,161	$7,280,205	$7,353,742	$41,875,108

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$13,508,897	$—	$—	$13,508,897	30.3%

At book value less current surrender charges of 5% or more	820,107	—	—	820,107	1.8%

At fair value	—	7,620,375	7,581,397	15,201,772	34.2%

Total with adjustment or at market value	14,329,004	7,620,375	7,581,397	29,530,776	66.3%

At book value without adjustment (minimal or no charge adjustment)	1,782,149	—	—	1,782,149	4.0%

Not subject to discretionary withdrawal	13,250,910	—	—	13,250,910	29.7%

Total gross	29,362,063	7,620,375	7,581,397	44,563,835	100.0%

Reinsurance ceded	—	—	—	—

Total, net	$29,362,063	$7,620,375	$7,581,397	$44,563,835

3. Deposit-type Contracts

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$27,184	$—	$—	$27,184	0.4%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	2,578,967	—	—	2,578,967	35.7%

Total with adjustment or at market value	2,606,151	—	—	2,606,151	36.1%

At book value without adjustment (minimal or no charge adjustment)	371,896	—	—	371,896	5.1%

Not subject to discretionary withdrawal	4,248,545	—	—	4,248,545	58.8%

Total gross	7,226,592	—	—	7,226,592	100.0%

Reinsurance ceded	14,584	—	—	14,584

Total, net	$7,212,008	$—	$—	$7,212,008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$25,343	$—	$—	$25,343	0.5%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	2,558,655	—	—	2,558,655	49.0%

Total with adjustment or at market value	2,583,998	—	—	2,583,998	49.5%

At book value without adjustment (minimal or no charge adjustment)	670,240	—	—	670,240	12.8%

Not subject to discretionary withdrawal	1,965,960	—	—	1,965,960	37.7%

Total gross	5,220,198	—	—	5,220,198	100.0%

Reinsurance ceded	4,236	—	—	4,236

Total, net	$5,215,962	$—	$—	$5,215,962

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2021	2020
General Account:
Annuities	$27,241,036	$29,361,906
Supplementary contracts with Life	730	776
Deposit-type contracts	7,212,008	5,215,962

Subtotal	34,453,774	34,578,644
Separate Account:
Annuities (excluding supplementary contracts)	18,965,215	19,303,009

Total	$53,418,989	$53,881,653

The withdrawal characteristics of life reserves are as follows:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2021
	General Account			Separate Account—Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,585,235	$6,940,779	$6,974,327	$—	$—	$—

Other permanent cash value life insurance	—	6,642,809	6,946,798	—	—	—

Variable universal life	282,479	287,596	287,646	7,942,591	7,942,591	7,942,591

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	N/A	N/A	139,533	—	—	—

Accidental death benefits	N/A	N/A	454	—	—	—

Disability - active lives	N/A	N/A	1,055	—	—	—

Disability - disabled lives	N/A	N/A	109,978	—	—	—

Miscellaneous reserves	N/A	N/A	22,085	—	—	—

Total, gross	6,867,714	13,871,184	14,481,876	7,942,591	7,942,591	7,942,591

Reinsurance ceded	6,867,714	7,638,921	7,940,681	—	—	—

Total, net of reinsurance ceded	$—	$6,232,263	$6,541,195	$7,942,591	$7,942,591	$7,942,591

	December 31, 2020
	General Account			Separate Account—Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,603,854	$6,920,255	$6,952,077	$—	$—	$—

Other permanent cash value life insurance	—	6,845,366	7,160,342	—	—	—

Variable universal life	274,843	279,968	280,000	7,579,331	7,579,331	7,579,331

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	N/A	N/A	151,345	—	—	—

Accidental death benefits	N/A	N/A	466	—	—	—

Disability - active lives	N/A	N/A	1,093	—	—	—

Disability - disabled lives	N/A	N/A	117,509	—	—	—

Miscellaneous reserves	N/A	N/A	28,188	—	—	—

Total, gross	6,878,697	14,045,589	14,691,020	7,579,331	7,579,331	7,579,331

Reinsurance ceded	6,878,697	7,643,139	7,966,585	7,579,331	7,579,331	7,579,331

Total, net of reinsurance ceded	$—	$6,402,450	6,724,435	$—	$—	$—

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Life actuarial reserves at December 31, were as follows:

	2021	2020

General Account:

Life insurance	$6,526,970	$6,708,570

Accidental death benefits	60	61

Active lives	322	329

Disability - disabled lives	1,706	1,706

Miscellaneous reserves	12,137	13,769

Total	$6,541,195	$6,724,435

11. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company’s issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company’s liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2021	2020

Face value	$95,988	$98,983

Carrying value	$95,988	$98,983

Interest expense paid	$227	$1,007

Effective interest rate	0.17% - 0.20%	0.22% - 0.27%

Maturity range (days)	24 - 28	21 - 26

12. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product
•	Hybrid Ordinary Life Insurance Product
•	Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•	Individual Annuity
•	Group Annuity
•	Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•	Hybrid Ordinary Life Insurance Product
•	Group Annuity - Custom Stable Value Asset Funds
•	Variable Life Insurance Product
•	Individual Indexed-Linked Annuity Product

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2021 and 2020, the Company’s separate account assets that are legally insulated from the general account claims are $29,230,733 and $28,447,693.

As of December 31, 2021, and 2020, $12,173,077 and $11,612,824, respectively, of separate account reserves were ceded under modified coinsurance to Protective. While the Company holds the respective asset and liability under the modified coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2021, and 2020, $60,797,874 and $61,774,539, respectively, of separate account reserves were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $10,723, $11,325, $11,649, $11,608 and $12,581 for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31, 2021
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$343,874	$716,687	$1,060,561

Reserves

For accounts with assets at:

Fair value	$8,020,705	$17,635,514	$25,656,219

Amortized cost	1,193,204	—	1,193,204

Total reserves	$9,213,909	$17,635,514	$26,849,423

By withdrawal characteristics:

At fair value	$8,020,705	$17,635,514	$25,656,219

At book value without fair value adjustment and with current surrender charge less than 5%	1,193,204	—	1,193,204

Total subject to discretionary withdrawals	$9,213,909	$17,635,514	$26,849,423

	Year Ended December 31, 2020
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$403,703	$949,333	$1,353,036

Reserves

For accounts with assets at:

Fair value	$8,767,847	$16,897,365	$25,665,212

Amortized cost	1,187,709	—	1,187,709

Total reserves	$9,955,556	$16,897,365	$26,852,921

By withdrawal characteristics:

At fair value	$8,767,847	$16,897,365	$25,665,212

At book value without fair value adjustment and with current surrender charge less than 5%	1,187,709	—	1,187,709

Total subject to discretionary withdrawals	$9,955,556	$16,897,365	$26,852,921

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2021	2020	2019

Transfers as reported in the Summary of Operations of the separate account statement:

Transfers to separate accounts	$1,060,561	$1,353,036	$1,803,334

Transfers from separate accounts	(2,907,674)	(1,759,730)	(4,226,616)

Net transfers from separate accounts	(1,847,113)	(406,694)	(2,423,282)

Reconciling adjustments:

Net transfer of reserves to separate accounts	473,021	(412,121)	1,203,800

Miscellaneous other	281	(1,137)	836

CARVM allowance reinsured	(15,221)	(8,545)	70,071

Reinsurance	(6,746,815)	19,469	(179,568)

Net transfers as reported in the Statements of Operations	$(8,135,847)	$(809,028)	$(1,328,143)

13.   Capital and Surplus, Dividend Restrictions, and Other Matters

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

On November 15, 2004, the Company issued a surplus note in the face amount of $195,000 to GWL&A Financial. The proceeds were used to redeem a $175,000 surplus note issued May 4, 1999 and for general corporate purposes. The surplus note bears interest at the rate of 6.675% and was due November 14, 2034. On December 9, 2019 the Company used proceeds from the ceding commission earned on the Protective transaction to redeem the surplus note balance in full. The carrying amount of the surplus note was $0 and $0 at December 31, 2021 and 2020, respectively. Interest paid on the note was $0, $0 and $13,016 for the years ended December 31, 2021, 2020 and 2019, respectively, bringing total interest paid from inception to December 31, 2021 to $195,243.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to GWL&A Financial Inc. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures of December 29, 2027. Interest paid on the note during 2021, 2020 and 2019 amounted to $420, $420 and $420, respectively, bringing total interest paid from inception to December 31, 2021 to $1,682. The amount of unapproved principal and interest was $0 at December 31, 2021.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to GWL&A Financial Inc. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Interest paid on the note during 2021, 2020, and 2019 amounted to $16,899, $16,899 and $16,899, respectively, bringing total interest paid from inception to December 31, 2020 to $61,212.The amount of unapproved principal and interest was $0 at December 31, 2021.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2021, 2020 and 2019 amounted to $1,331, $1,331 and $1,330, respectively bringing the total amortization from inception to December 31, 2021 amounted to $4,990, leaving an unamortized balance of $34,931 in surplus as part of the surplus note amounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

On August 12, 2020, the Company issued a surplus note in the face amount and carrying amount of $527,500 to GWL&A Financial Inc. The proceeds were used to finance the Personal Capital transaction. The surplus note bears an interest rate of 1.260% per annum. The note matures on August 12, 2025. Interest paid on the note during 2021 and 2020 amounted to $6,647 and $0, respectively, bringing total interest paid from inception to December 31, 2021 to $6,647. The amount of unapproved principal and interest were $0 at December 31, 2021.

As of the fourth quarter of 2020, the Company had received capital contributions of $3.1 billion from GWL&A Financial Inc. The proceeds were used to finance the Personal Capital and MassMutual transactions.

On August 26, 2021, the Company issued a surplus note in the face amount and carrying amount of $1,192,007 to GWL&A Financial Inc. The proceeds are anticipated to be used to partially fund the acquisition of certain businesses from Prudential Financial, Inc. The note matures on December 31, 2051. The surplus note bears an interest rate of 4.2% per annum until December 31, 2026. Starting on December 31, 2026 and on every fifth anniversary of such date thereafter, the interest rate on the note is reset to rate equal to the five-year U.S. Treasury Rate plus 3.4%. Interest paid on the note during 2021 amounted to $17,557, bringing total interest paid at December 31, 2021 to $17,557. The amount of unapproved principal and interest was $0 at December 31, 2021.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may pay an amount less than $291,937 of dividends during the year ended December 31, 2022, without the prior approval of the Colorado Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non-cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2021, 2020 and 2019 the Company paid dividends to GWL&A Financial Inc, totaling $506,000, $357,752, and $639,801, respectively.

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2021	2020

Unrealized (losses) gains	(139,137)	(76,064)

Non-admitted assets	(973,028)	(946,880)

Surplus as regards reinsurance	370,205	454,045

Asset valuation reserve	(236,291)	(202,003)

Separate accounts	(1,504)	(1,504)

Total unassigned deficit	$(979,755)	$(772,406)

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

14. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$461,912	$—	$461,912	$481,393	$—	$481,393	$(19,481)	$—	$(19,481)

Valuation allowance adjustment	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax asset	461,912	—	461,912	481,393	—	481,393	(19,481)	—	(19,481)

Deferred tax assets non-admitted	(403,242)	—	(403,242)	(340,176)	8,930	(331,246)	(63,066)	(8,930)	(71,996)

Net admitted deferred tax asset	58,670	—	58,670	141,217	8,930	150,147	(82,547)	(8,930)	(91,477)

Gross deferred tax liabilities	(23,993)	(12,213)	(36,206)	(15,258)	(8,930)	(24,188)	(8,735)	(3,283)	(12,018)

Net admitted deferred tax asset	$34,677	$(12,213)	$22,464	$125,959	$—	$125,959	$(91,282)	$(12,213)	$(103,495)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	22,464	—	22,464	125,959	—	125,959	(103,495)	—	(103,495)

(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	22,464	—	22,464	125,959	—	125,959	(103,495)	—	(103,495)

(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	433,977	—	—	304,773	—	—	129,204

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	36,206	—	36,206	15,258	8,930	24,188	20,948	(8,930)	12,018

Total deferred tax assets admitted as a result of the application of SSAP No. 101	$58,670	$—	$58,670	$141,217	$8,930	$150,147	$(82,547)	$(8,930)	$(91,477)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	1,325.36%	918.28%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,893,182	$2,031,818

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the impact of tax planning strategies:

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross deferred tax asset	$461,912	$—	$481,393	$—	$(19,481)	$—

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross deferred tax assets	$58,670	$—	$141,217	$8,930	$(82,547)	$(8,930)

% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,
	2021	2020	Change

Current income tax	$22,402	$(20,260)	$42,662

Federal income tax on net capital gains	(11,628)	12,592	(24,220)

Total	$10,774	$(7,668)	$18,442

	Year Ended December 31,
	2020	2019	Change

Current income tax	$(20,260)	$(98,474)	$78,214

Federal income tax on net capital gains	12,592	120,618	(108,026)

Total	$(7,668)	$22,144	$(29,812)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2021	2020	Change

Ordinary:

Reserves	$38,493	$38,987	$(494)

Investments	2,046	1,784	262

Pension accrual	—	11	(11)

Provision for dividends	9	2,168	(2,159)

Fixed assets	1,887	1,792	95

Compensation and benefit accrual	28,400	20,843	7,557

Receivables - non-admitted	19,162	13,737	5,425

Tax credit carryforward	138,406	111,979	26,427

Intangible	212,397	270,929	(58,532)

Other	21,112	19,163	1,949

Total ordinary gross deferred tax assets	461,912	481,393	(19,481)

Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	461,912	481,393	(19,481)

Non-admitted ordinary deferred tax assets	(403,242)	(340,176)	(63,066)

Admitted ordinary deferred tax assets	58,670	141,217	(82,547)

Capital:			—

Investments	—	—	—

Total capital gross deferred tax assets	—	—	—

Valuation allowance adjustment	—	—	—

Total adjusted gross capital deferred tax assets	—	—	—

Non-admitted capital deferred tax assets	—	8,930	(8,930)

Admitted capital deferred tax assets	—	8,930	(8,930)

Total admitted deferred tax assets	$58,670	$150,147	$(91,477)

Deferred income tax liabilities:

Ordinary:

Investments	$(7,357)	$(547)	$(6,810)

Premium receivable	(3,381)	(3,414)	33

Policyholder reserves	(8,424)	(10,931)	2,507

Experience refunds	—	—	—

Other	(4,831)	(366)	(4,465)

Total ordinary deferred tax liabilities	(23,993)	(15,258)	(8,735)

Capital

Investments	$(12,213)	$(8,930)	$(3,283)

Total capital deferred tax liabilities	(12,213)	(8,930)	(3,283)

Total deferred tax liabilities	$(36,206)	$(24,188)	$(12,018)

Net admitted deferred income tax asset	$22,464	$125,959	$(103,495)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2021	2020	Change

Total deferred income tax assets	$461,912	$481,393	$(19,481)

Total deferred income tax liabilities	(36,206)	(24,188)	(12,018)

Net deferred income tax asset	$425,706	$457,205	(31,499)

Tax effect of unrealized capital gains (losses)			7,717

Other surplus			280

Change in net deferred income tax			$(23,502)

	December 31,
	2020	2019	Change

Total deferred income tax assets	$481,393	$224,934	$256,459

Total deferred income tax liabilities	(24,188)	(19,678)	(4,510)

Net deferred income tax asset	$457,205	$205,256	251,949

Tax effect of unrealized capital gains (losses)			5,187

Other surplus			(422)

Change in net deferred income tax			$256,714

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2021	2020	2019

Income tax expense at statutory rate	$66,774	$(356,646)	$61,396

Earnings from subsidiaries	(31,726)	(30,013)	(22,849)

Tax exempt investment income	(4,430)	—	—

Ceding commission from Protective, net of transaction expenses	(17,606)	(17,540)	112,889

Dividend received deduction	(4,751)	(5,553)	(6,161)

Tax adjustment for interest maintenance reserve	(31,757)	130,717	(1,739)

Interest maintenance reserve release on Protective transaction	—	—	(107,527)

Prior year adjustment	101	552	(1,695)

Non-deductible Personal Capital contingent consideration	12,986	—	—

Statutory purchase accounting adjustment	65,891	—	—

Tax effect on non-admitted assets	(5,382)	4,884	3,425

Tax credits	(1,419)	(2,963)	(3,660)

Income tax on realized capital gain (loss)	(11,627)	12,592	120,618

Tax contingency	(1,926)	931	1,129

Other	(852)	(1,343)	(4,282)

Total	$34,276	$(264,382)	$151,544

	2021	2020	2019

Federal income taxes incurred	$10,774	$(7,668)	$22,144

Change in net deferred income taxes	23,502	(256,714)	129,400

Total income taxes	$34,276	$(264,382)	$151,544

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

As of December 31, 2021, the Company had no operating loss carryforwards.

As of December 31, 2021, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $138,406. These credits will begin to expire in 2031.

As of December 31, 2021, the Company has foreign tax credit carryforwards of $0.

The following are income taxes incurred in prior years that will be available for recoupment in the event of future net losses:

Year Ended December 31, 2021	$—

Year Ended December 31, 2020	20,366

Year Ended December 31, 2019	132,977

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company of New York

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

Personal Capital Corporation

Personal Capital Advisors Corporation

Personal Capital Services Corporation

Personal Capital Technology Corporation

The Company, GWL&A NY and GWSC (“GWLA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the U.S. consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

of any net operating losses and other tax attributes by members of the U.S. Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2021 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2021 and 2020, the Company recognized approximately $(1,926) and $931 of expense from interest and penalties related to the uncertain tax positions. The Company had $448 and $2,374 accrued for the payment of interest and penalties at December 31, 2021 and 2020, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Parent’s U.S. federal and state tax filings are subject to adjustment or examination by the relevant tax authorities for tax years ending December 31, 2007 and thereafter. The Company does not expect significant increases or decreases to unrecognized tax benefits to federal, state or local audits.

The Company does not have any foreign operations as of the periods ended December 31, 2021 and December 31, 2020 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

15. Employee Benefit Plans

Post-Retirement Medical and Supplemental Executive Retirement Plans

Previously, the Company sponsored an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provided health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management. Effective January 1, 2020, the Company transferred the Medical Plan to its subsidiary, Empower.

The Company provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans, where applicable:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020	2021	2020

Change in projected benefit obligation:

Benefit obligation, January 1	$—	$22,696	$42,163	$40,801	$42,163	$63,497

Service cost	—	—	—	—	—	—

Interest cost	—	—	852	1,175	852	1,175

Actuarial (gain) loss	—	—	(1,040)	2,753	(1,040)	2,753

Regular benefits paid	—	—	(2,567)	(2,566)	(2,567)	(2,566)

Benefit obligation transferred to Empower	—	(22,696)	—	—	—	(22,696)

Benefit obligation and under funded status, December 31	$—	$—	$39,408	$42,163	$39,408	$42,163

Accumulated benefit obligation	—	$—	39,408	42,163	39,408	$42,163

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2021	2020
Change in plan assets:
Fair Value of plan assets, January 1	$—	$—
Employer contributions	2,567	2,566
Regular Benefits paid	(2,567)	(2,566)

Fair Value of plan assets, December 31	$—	$—

The following table presents amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus for the Company’s Supplemental Executive Retirement plan:

	Supplemental Executive Retirement Plan
	December 31,
	2021	2020
Amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus:
Accrued benefit liability	$(36,928)	$(38,349)
Liability for pension benefits	(2,480)	(3,814)

Total other liabilities	$(39,408)	$(42,163)

Unassigned deficit	$(2,480)	$(3,814)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents amounts not yet recognized in the statements of financial position for the Company’s Supplemental Executive Retirement plan:

	Supplemental Executive Retirement Plan
	December 31,
	2021	2020

Unrecognized net actuarial gain (loss)	$(2,480)	$(3,515)

Unrecognized prior service cost		(299)

The following table presents amounts in unassigned deficit recognized as components of net periodic benefit cost for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020	2021	2020

Items not yet recognized as component of net periodic cost on January 1,	$—	$(472)	$(3,814)	$(1,331)	$(3,814)	$(1,803)

Transferred to Empower	—	472	—	—	—	472

Prior service cost recognized in net periodic cost	—	—	300	299	300	299

Gain recognized in net periodic cost	—	—	(6)	(29)	(6)	(29)

Gain (loss) arising during the year	—	—	1,040	(2,753)	1,040	(2,753)

Items not yet recognized as component of net periodic cost on December 31	$—	$—	$(2,480)	$(3,814)	$(2,480)	$(3,814)

The following table provides information regarding amounts in unassigned deficit that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2022:

Supplemental Executive Retirement Plan

Net actuarial gain	$(6)

Prior service cost	—

The expected benefit payments for the Company’s Supplemental Executive Retirement plan for the years indicated are as follows:

	2022	2023	2024	2025	2026	2027 through 2031

Supplemental executive retirement plan	10,334	5,810	2,215	1,997	1,806	8,283

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the components of net periodic cost (benefit):

	Post-Retirement Medical Plan			Supplemental Executive Retirement Plan			Total
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
	2021	2020	2019	2021	2020	2019	2021	2020	2019

Components of net periodic cost (benefit):

Service cost	$—	$—	$1,435	$—	$—	$—	$—	$—	$1,435

Interest cost	—	—	825	852	1,175	1,510	852	1,175	2,335

Amortization of unrecognized prior service cost	—	—	817	300	299	299	300	299	1,116

Amortization of gain from prior periods	—	—	(225)	(6)	(29)	(50)	(6)	(29)	(275)

Net periodic cost	$—	$—	$2,852	$1,146	$1,445	$1,759	$1,146	$1,445	$4,611

The following tables present the assumptions used in determining benefit obligations of the Supplemental Executive Retirement plans at December 31, 2021 and 2020:

	Supplemental Executive Retirement Plan

	December 31,

	2021	2020

Discount rate	2.60%	2.09%

Rate of compensation increase	N/A	N/A

During 2020, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2020) which the Company elected to continue to use for 2021.

The following tables present the weighted average interest rate assumptions used in determining the net periodic benefit/cost of the Supplemental Executive Retirement plans:

	Supplemental Executive Retirement Plan

	Year Ended December 31,

	2021	2020

Discount rate	2.09%	2.98%

Rate of compensation increase	N/A	N/A

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Beginning December 31, 2012, the Company began participation in the pension plan sponsored by GWL&A Financial. During 2017, that plan froze all future benefit accruals for pension-eligible participants as of December 31, 2017. The Company’s share of net expense for the pension plan was $3,625, $7,806 and $14,842 during the years ended December 31, 2021, 2020 and 2019.

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in Other liabilities in the accompanying statutory financial statements, are $56,179 and $49,595 at December 31, 2021 and 2020, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Previously, the Company sponsored a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service (“IRS”). Effective January 1, 2020, the Company transferred the qualified defined contribution benefit plan to its subsidiary, Empower Retirement, LLC. Previously, the Company matched a percentage of employee contributions in cash. The Company recognized $24,955 in expense related to this plan for the year ended December 31, 2019, respectively.

16. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant. Compensation expense is recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by the Human Resources Committee. At its discretion, the Human Resources Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

The Company maintains a Performance Share Unit Plan (“PSU plan”) for officers and employees of the Company. Under the PSU plan, “performance share units” are granted to certain of its officers and employees of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the 20 trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the 20 trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement. Changes in the fair value of the performance share units that occur during the vesting period is recognized as compensation cost over that period.

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Compensation Expense Related to Share-Based Compensation

The compensation expense related to share-based compensation was as follows:

	Year Ended December 31,
	2021	2020	2019

Lifeco stock plan	$457	$593	$899

Performance share unit plan	8,818	6,431	15,458

Total compensation expense	$9,275	$7,024	$16,357

Income tax benefits	$1,947	$1,465	$3,414

During the year ended December 31, 2021, 2020 and 2019, the Company had $111, $48 and $(67) respectively, income tax benefits (expense) realized from stock options exercised.

The following table presents the total unrecognized compensation expense related to share-based compensation at December 31, 2021 and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)

Lifeco stock plan	$252	1.1

Performance share unit plan	1,391	0.2

Equity Award Activity

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average

	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Aggregate intrinsic value (1)

Outstanding, January 1, 2021	3,171,470	$25.95

Granted	—	NA

Exercised	(551,830)	23.71

Expired	(3,440)	27.30

Outstanding, December 31, 2021	2,616,200	26.35	5.0	$9,266

Vested and expected to vest, December 31, 2021	2,616,200	26.35	5.0	9,266

Exercisable, December 31, 2021	1,839,740	27.01	4.2	5,303

(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2021 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2021	2020	2019
Weighted average fair value of options granted	NA	NA	$2.32
Intrinsic value of options exercised (1)	2,804	1,097	3,282
Fair value of options vested	770	911	1,358

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during the year ended December 31, 2019 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

Year Ended December 31,
2019

Dividend yield	5.46%

Expected volatility	19.68%

Risk free interest rate	1.83%

Expected duration (years)	6.0

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units
Outstanding, January 1, 2021	958,827

Granted	28,800

Forfeited	(5,248)

Paid	(403,617)

Outstanding, December 31, 2021	578,762

Vested and expected to vest, December 31, 2021	578,762

The cash payment in settlement of the Performance Share Unit Plan units was $11,928, $8,569 and $5,815 for the years ended December 31, 2021, 2020 and 2019, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

17. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were 30%, 55%, and (1)% of total individual life insurance premiums earned during the years ended December 31, 2021, 2020 and 2019 respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $18,129, $18,497 and $23,461 to its policyholders during the years ended December  31, 2021, 2020 and 2019, respectively.

18. Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2021. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

19. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations:

	Payment due by period
	2022	2023	2024	2025	2026	Thereafter	Total

Surplus notes - principal (1)	$ —	$ —	$ —	$ 527,500	$ —	$ 1,550,225	$ 2,077,725

Surplus notes - interest (2)	74,030	74,030	74,030	72,368	67,383	1,615,354	1,977,197

Investment purchase obligations (3)	1,165,936	—	1,545	—	—	5,000	1,172,481

Other liabilities (4)	69,783	46,810	2,215	1,997	1,806	8,284	130,895

Total	$ 1,309,749	$ 120,840	$ 77,790	$ 601,865	$ 69,189	$ 3,178,863	$ 5,358,296

(1) Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of four long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s Statement of Admitted Assets, Liabilities, Capital and Surplus because of the $34,931 of unamortized debt modification gain as discussed in Note 13.

(2) Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2021.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2021 was $1,172,481, of which $655,615 were related to limited partnership interests. Related party transactions comprise of $164,184 of the unfunded limited partnership interests at December 31, 2021. At December 31, 2021, $1,165,936 was due within one year, $1,545 was due within four to five years, and $5,000 was due after five years.

(4)     Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments for the Company’s supplemental executive retirement plan through 2027
•	Unrecognized tax benefits
•	Personal Capital contingent payment consideration

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

As part of the Personal Capital acquisition, the Company included contingent consideration based on the potential achievement of certain key metrics. An initial contingent consideration earn-out value of $20,000 represented management’s best estimate, which could be up to $175,000 based on the achievement of growth in assets under management metrics defined in the Merger Agreement, payable following measurements through December 31, 2021 and December 31, 2022.

The contingent consideration provision was increased by $80,000 in 2021 for a total contingent consideration provision of $100,000 at December 31, 2021. The increase in 2021 was due to growth in net new assets above the amount assumed at the date of acquisition. Changes in the fair value of the contingent consideration measured in accordance with the Merger Agreement subsequent to the completion of the purchase price allocation are recognized in operating and administrative expenses in the Consolidated Statements of Earnings. Based on current estimates, management anticipates paying $59,000 in 2022 and $41,000 in 2023 in contingent consideration.

Rent expense for the years ended December 31, 2021, 2020 and 2019 were $30,243, $25,324 and $33,473 respectively.

Originally entered into on March 1, 2018 and as amended on July 7, 2020, the Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility has an expiration date of March 1, 2023. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $673,000, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2021 and 2020. At December 31, 2021 and 2020 there were no outstanding amounts related to the current credit facilities.

In addition, the Company has other letters of credit with a total amount of $8,595, renewable annually for an indefinite period of time. At December 31, 2021 and 2020, there were no outstanding amounts related to those letters of credit.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2021, the Company had an estimated borrowing capacity of approximately $2,500,000. All borrowings must be collateralized and the required collateral amount is based on the type of investment securities pledged. No amounts were borrowed as of December 31, 2021 and 2020. Additionally, the Company was required to purchase FHLB of Topeka stock and, at December 31, 2021 and 2020, owns $501 and $500, respectively, of Class A stock which are currently not eligible for redemption.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations, or cash flows.

The liabilities transferred and ceding commission received at the closing of the MassMutual transaction are subject to future adjustments. In December 2021, MassMutual provided the Company with its listing of proposed adjustments with respect to the liabilities transferred. In December 2021, the Company formally objected to these proposed adjustments. The Master Transaction Agreement requires the parties to attempt to resolve these differences in an informal manner and that process is ongoing. Based on the information presently known, it is difficult to predict the outcome of this matter with certainty, but this matter is not expected to materially impact the financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide financial support to GWL&A NY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

shares of GWL&A NY in order for GWL&A NY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are less than $3,000,000 or 3) 175% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2021 and 2020 for obligations under the guarantee.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

20.  Reconciliation between Annual Statement and Audited Financial Statements

The accompanying statutory financial statements reflect certain adjustments to amounts previously reported in the annual statement filed with the Colorado Division of Insurance. The following reconciles net income and capital and surplus included in the annual statement to the accompanying statutory financial statements as of December 31, 2021:

	Net Income	Capital and Surplus
As reported in the annual statement	$297,946	$2,915,646
Adjustment to federal income tax expense (benefit)	1,022	1,022
Adjustment to change in net unrealized capital (losses) gains, net of income taxes		97,492
Adjustment to change in net deferred income taxes		(94,794)

As reported herein	$298,968	$2,919,366

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

21.  Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 15, 2022, the date on which they were issued. On February 2, 2022, the Company’s Board of Directors declared a dividend of $95,000. The dividend was paid on March 16, 2022 to the Company’s sole shareholder, GWL&A Financial. Prior to the payment of this dividend, the Company received approval from the Colorado Insurance Commissioner.

On July 21, 2021, the Company announced it’s intent to acquire the full-service retirement business of Prudential Financial, Inc. Prudential’s retirement recordkeeping business comprises more than 4,300 workplace savings plans, with approximately 4 million participants and $314 billion in assets. The transaction closed on April 1, 2022.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Investment income earned:

U.S. Government bonds	$911

Other bonds (unaffiliated)	746,320

Bonds of affiliates	318

Preferred stocks (unaffiliated)	4,249

Common stocks (unaffiliated)	1

Common stocks of affiliates	963

Mortgage loans	141,323

Real estate	31,241

Contract loans	186,842

Cash, cash equivalents and short-term investments	6,249

Derivative instruments	31,105

Other invested assets	181,987

Aggregate write-ins for investment income	8,619

Gross investment income	$1,340,128

Real estate owned - Book value less encumbrances:	$40,192

Mortgage loans - Book value:

Commercial mortgages	$4,304,031

Mortgage loans by standing - Book value:

Good standing	$4,304,031

Other long-term invested assets - Statement value:	$769,962

Contract loans	$3,795,766

Bonds and stocks of parents, subsidiaries and affiliates - Book value:

Bonds	$3,582

Common stocks	$206,853

Bonds and short-term investments by maturity and NAIC designation:

Bonds by maturity - Statement value:

Due within one year or less	$2,735,798

Over 1 year through 5 years	8,581,796

Over 5 years through 10 years	11,842,807

Over 10 years through 20 years	3,188,886

Over 20 years	1,998,881

Total by maturity	$28,348,168

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Bonds and short-term investments by NAIC designation - Statement value:

NAIC 1	$16,077,592

NAIC 2	11,688,761

NAIC 3	526,833

NAIC 4	24,085

NAIC 5	30,700

NAIC 6	197

Total by NAIC designation	$28,348,168

Total bonds publicly traded	$15,455,056

Total bonds privately placed	$12,893,112

Preferred stocks - Statement value	$116,878

Common stocks - Market value	$220,224

Short-term investments - Book value	$9,993

Collar, swap and forward agreements open - Statement value	$118,362

Futures contracts open - Current value	$2,660

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Life insurance in-force:

Ordinary	$3,223,975

Group life	—

Life insurance policies with disability provisions in-force:

Ordinary	$19,328

Group life	17,564,995

Supplementary contracts in-force:

Ordinary - not involving life contingencies:

Amount on deposit	$—

Income payable	—

Ordinary - involving life contingencies:

Income payable	—

Group - not involving life contingencies:

Amount on deposit	—

Income payable	—

Group - involving life contingencies:

Income payable	121

Annuities:

Ordinary:

Immediate - amount of income payable	$335

Deferred - fully paid account balance	247

Deferred - not fully paid - account balance	—

Group:

Certificates - amount of income payable	$61,930

Certificates - fully paid account balance

Certificates - not fully paid account balance	48,848,148

Accident and health insurance - equivalent premiums in-force:

Group	$—

Deposit funds and dividend accumulations

Deposit funds - account balance	40,951

Deposit accumulations - account balance	17,236

Claim payments:

Group accident and health:

2021	$4,009

2020	9,856

2019	5,917

2018	2,738

2017	2,390

Prior	17,578

Open for SIRI and SIS

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles (“GAAP”). As such, the Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

FutureFunds Series Account

of Great-West Life & Annuity

Insurance Company

Annual Report

December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of FutureFunds Series Account and the Board of Directors of Great-West Life & Annuity Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the investment divisions listed in Appendix A of the FutureFunds Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as of December 31, 2021, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions constituting the Series Account as of December 31, 2021, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 1, 2022

We have served as the auditor of one or more Great-West investment company separate accounts since 1981.

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	ALGER BALANCED PORTFOLIO - CLASS I-2	ALGER MID CAP GROWTH PORTFOLIO - CLASS I-2	AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND - INVESTOR CLASS	AMERICAN CENTURY INVESTMENTS INCOME & GROWTH FUND INVESTOR CLASS	AMERICAN FUNDS THE GROWTH FUND OF AMERICA - CLASS R3	ARTISAN INTERNATIONAL FUND - INVESTOR CLASS

ASSETS:
Investments at fair value (1)	$1,788,815	$17,282,002	$10,580,699	$246,307	$16,436,019	$11,075,111
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable	377	1,992	1,272		6,738	4,232
Due from Great-West Life & Annuity Insurance Company

Total assets	1,789,192	17,283,994	10,581,971	246,307	16,442,757	11,079,343

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company	144	1,255	758	15	1,058	737
Payable for investments purchased	310	774	1,271		5,600	3,760
Redemptions payable	67	1,218	1		1,138	472

Total Liabilities	521	3,247	2,030	15	7,796	4,969

NET ASSETS	$1,788,671	$17,280,747	$10,579,941	$246,292	$16,434,961	$11,074,374

NET ASSETS REPRESENTED BY:
Accumulation units	$1,788,671	$17,280,747	$10,579,941	$246,292	$16,434,961	$11,074,374
Contracts in payout phase

ACCUMULATION UNITS OUTSTANDING	59,866	299,103	207,255	7,045	351,548	465,182

UNIT VALUE (ACCUMULATION)	$29.88	$57.78	$51.05	$34.96	$46.75	$23.81

(1) Cost of investments:	$1,477,302	$18,320,162	$9,502,716	$248,138	$11,573,889	$11,064,318
Shares of investments:	91,313	779,170	1,075,274	6,890	227,299	363,357

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	CLEARBRIDGE VALUE TRUST - CLASS FI	COLUMBIA SELECT MID CAP VALUE FUND - CLASS R	DAVIS NEW YORK VENTURE FUND - CLASS R	FEDERATED HERMES EQUITY INCOME FUND, INC - CLASS A	FIDELITY VIP CONTRAFUND PORTFOLIO - INITIAL CLASS	FIDELITY VIP GROWTH PORTFOLIO - INITIAL CLASS

ASSETS:
Investments at fair value (1)	$1,430,694	$2,993,011	$3,647,802	$3,294,424	$57,828,825	$112,675,707
Investment income due and accrued
Receivable for investments sold		1,776		567		1,199
Purchase payments receivable	4	4	1,440	672	7,594	1,796
Due from Great-West Life & Annuity Insurance Company

Total assets	1,430,698	2,994,791	3,649,242	3,295,663	57,836,419	112,678,702

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company	120	132	205	206	3,660	8,758
Payable for investments purchased	4		1,440		7,594
Redemptions payable		1,780		1,239		2,995

Total Liabilities	124	1,912	1,645	1,445	11,254	11,753

NET ASSETS	$1,430,574	$2,992,879	$3,647,597	$3,294,218	$57,825,165	$112,666,949

NET ASSETS REPRESENTED BY:
Accumulation units	$1,430,574	$2,992,879	$3,647,597	$3,294,218	$57,825,165	$112,666,949
Contracts in payout phase

ACCUMULATION UNITS OUTSTANDING	52,771	102,401	131,863	122,129	723,914	1,039,600

UNIT VALUE (ACCUMULATION)	$27.11	$29.23	$27.66	$26.97	$79.88	$108.38

(1) Cost of investments:	$825,224	$2,294,083	$3,849,875	$2,964,350	$38,033,269	$78,680,676
Shares of investments:	12,216	214,861	125,917	136,925	986,934	1,024,976

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	FRANKLIN SMALL-MID CAP GROWTH FUND CLASS A	GREAT-WEST AGGRESSIVE PROFILE FUND INVESTOR CLASS	GREAT-WEST ARIEL MID CAP VALUE FUND INVESTOR CLASS	GREAT-WEST BOND INDEX FUND INVESTOR CLASS	GREAT-WEST CONSERVATIVE PROFILE FUND INVESTOR CLASS	GREAT-WEST GOVERNMENT MONEY MARKET FUND INVESTOR CLASS

ASSETS:
Investments at fair value (1)	$142,974	$42,731,420	$46,962,142	$17,071,015	$34,161,840	$30,546,180
Investment income due and accrued						25
Receivable for investments sold				1,518		42,838
Purchase payments receivable		3,168	1,178	151	3,253	19,931
Due from Great-West Life & Annuity Insurance Company						28,708

Total assets	142,974	42,734,588	46,963,320	17,072,684	34,165,093	30,637,682

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company	9	1,679	3,822	728	762	2,100
Payable for investments purchased		2,919	1,056		2,544
Redemptions payable		249	122	1,669	709	62,769

Total Liabilities	9	4,847	5,000	2,397	4,015	64,869

NET ASSETS	$142,965	$42,729,741	$46,958,320	$17,070,287	$34,161,078	$30,572,813

NET ASSETS REPRESENTED BY:
Accumulation units	$142,965	$42,729,741	$46,958,320	$17,070,287	$34,161,078	$30,543,733
Contracts in payout phase						29,080

ACCUMULATION UNITS OUTSTANDING	3,832	2,666,465	453,722	765,801	2,710,929	1,907,599

UNIT VALUE (ACCUMULATION)	$37.31	$16.02	$103.50	$22.29	$12.60	$16.01

(1) Cost of investments:	$146,539	$42,029,293	$37,053,216	$16,819,290	$32,789,045	$30,546,180
Shares of investments:	3,218	6,416,129	3,192,532	1,174,073	4,071,733	30,546,180

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	GREAT-WEST INTERNATIONAL VALUE FUND INVESTOR CLASS	GREAT-WEST LARGE CAP VALUE FUND INVESTOR II CLASS	GREAT-WEST LIFETIME 2015 FUND INVESTOR CLASS	GREAT-WEST LIFETIME 2025 FUND INVESTOR CLASS	GREAT-WEST LIFETIME 2035 FUND INVESTOR CLASS	GREAT-WEST LIFETIME 2045 FUND INVESTOR CLASS

ASSETS:
Investments at fair value (1)	$25,031,501	$50,672,787	$4,080,611	$7,827,849	$8,648,474	$6,115,461
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable	1,539	12,227	744	3,506	3,055	3,783
Due from Great-West Life & Annuity Insurance Company

Total assets	25,033,040	50,685,014	4,081,355	7,831,355	8,651,529	6,119,244

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company	1,711	4,115	283	567	418	367
Payable for investments purchased	1,063	12,227	744	3,506	3,055	3,783
Redemptions payable	476

Total Liabilities	3,250	16,342	1,027	4,073	3,473	4,150

NET ASSETS	$25,029,790	$50,668,672	$4,080,328	$7,827,282	$8,648,056	$6,115,094

NET ASSETS REPRESENTED BY:
Accumulation units	$25,029,790	$50,668,672	$4,080,328	$7,827,282	$8,648,056	$6,115,094
Contracts in payout phase

ACCUMULATION UNITS OUTSTANDING	632,386	3,697,240	162,400	265,407	243,913	168,013

UNIT VALUE (ACCUMULATION)	$39.58	$13.70	$25.13	$29.49	$35.46	$36.40

(1) Cost of investments:	$22,074,129	$42,641,595	$3,880,094	$7,324,841	$8,123,993	$5,528,187
Shares of investments:	1,957,115	4,174,035	275,159	500,182	550,858	382,934

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2055 FUND INVESTOR CLASS	GREAT-WEST MODERATE PROFILE FUND INVESTOR CLASS	GREAT-WEST MODERATELY AGGRESSIVE PROFILE FUND INVESTOR CLASS	GREAT-WEST MODERATELY CONSERVATIVE PROFILE FUND INVESTOR CLASS	GREAT-WEST MULTI-SECTOR BOND FUND INVESTOR CLASS	GREAT-WEST S&P 500® INDEX FUND INVESTOR CLASS

ASSETS:
Investments at fair value (1)	$3,458,054	$63,913,523	$58,729,347	$10,625,172	$11,030,124	$229,517,562
Investment income due and accrued
Receivable for investments sold	16,227					14,831
Purchase payments receivable	505	8,581	6,903	1,403	1,855	5,819
Due from Great-West Life & Annuity Insurance Company						79,190

Total assets	3,474,786	63,922,104	58,736,250	10,626,575	11,031,979	229,617,402

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company	173	3,188	2,493	453	769	19,163
Payable for investments purchased		8,581	6,903	1,403	1,855
Redemptions payable	16,732					20,650

Total Liabilities	16,905	11,769	9,396	1,856	2,624	39,813

NET ASSETS	$3,457,881	$63,910,335	$58,726,854	$10,624,719	$11,029,355	$229,577,589

NET ASSETS REPRESENTED BY:
Accumulation units	$3,457,881	$63,910,335	$58,726,854	$10,624,719	$11,029,355	$229,498,306
Contracts in payout phase						79,283

ACCUMULATION UNITS OUTSTANDING	94,775	4,555,232	3,991,409	802,811	233,750	11,676,294

UNIT VALUE (ACCUMULATION)	$36.49	$14.03	$14.71	$13.23	$47.18	$19.66

(1) Cost of investments:	$3,096,612	$61,995,237	$59,089,057	$10,156,077	$10,431,827	$158,936,949
Shares of investments:	174,737	8,707,565	7,387,339	1,162,491	779,514	7,208,466

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	GREAT-WEST S&P SMALL CAP 600® INDEX FUND INVESTOR CLASS	GREAT-WEST SMALL CAP VALUE FUND INVESTOR CLASS	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND INVESTOR CLASS	GREAT-WEST U.S. GOVERNMENT SECURITIES FUND INVESTOR CLASS	INVESCO AMERICAN FRANCHISE FUND CLASS A	INVESCO AMERICAN VALUE FUND CLASS R

ASSETS:
Investments at fair value (1)	$31,527,536	$7,546,303	$43,549,146	$16,457,855	$931,153	$700,590
Investment income due and accrued
Receivable for investments sold	7,205			3,126
Purchase payments receivable	937	886	13,586	713	59	145
Due from Great-West Life & Annuity Insurance Company

Total assets	31,535,678	7,547,189	43,562,732	16,461,694	931,212	700,735

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company	2,318	541	2,981	1,253	82	18
Payable for investments purchased		886	13,586		59	145
Redemptions payable	8,142			3,839

Total Liabilities	10,460	1,427	16,567	5,092	141	163

NET ASSETS	$31,525,218	$7,545,762	$43,546,165	$16,456,602	$931,071	$700,572

NET ASSETS REPRESENTED BY:
Accumulation units	$31,525,218	$7,545,762	$43,546,165	$16,456,602	$931,071	$700,572
Contracts in payout phase

ACCUMULATION UNITS OUTSTANDING	333,554	125,209	390,113	654,266	34,696	25,740

UNIT VALUE (ACCUMULATION)	$94.51	$60.27	$111.62	$25.15	$26.84	$27.22

(1) Cost of investments:	$26,867,855	$5,941,521	$28,112,284	$16,304,293	$791,917	$539,550
Shares of investments:	2,168,331	211,440	1,068,953	1,331,542	37,009	17,968

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	INVESCO CAPITAL APPRECIATION FUND CLASS A	INVESCO COMSTOCK FUND CLASS R	INVESCO DISCOVERY MID CAP GROWTH FUND CLASS A	INVESCO GLOBAL FUND CLASS A	INVESCO SMALL CAP GROWTH FUND CLASS A	JANUS HENDERSON FORTY FUND CLASS T

ASSETS:
Investments at fair value (1)	$4,426,748	$1,761,449	$1,653,822	$17,552,086	$2,132,835	$8,611,913
Investment income due and accrued
Receivable for investments sold						2,819
Purchase payments receivable	683	180	172	4,148	5	67
Due from Great-West Life & Annuity Insurance Company

Total assets	4,427,431	1,761,629	1,653,994	17,556,234	2,132,840	8,614,799

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company	348	96	150	1,048	105	656
Payable for investments purchased	683	180	172	4,148	5
Redemptions payable						2,886

Total Liabilities	1,031	276	322	5,196	110	3,542

NET ASSETS	$4,426,400	$1,761,353	$1,653,672	$17,551,038	$2,132,730	$8,611,257

NET ASSETS REPRESENTED BY:
Accumulation units	$4,426,400	$1,761,353	$1,653,672	$17,551,038	$2,132,730	$8,611,257
Contracts in payout phase

ACCUMULATION UNITS OUTSTANDING	99,338	59,234	60,932	368,123	33,103	336,831

UNIT VALUE (ACCUMULATION)	$44.56	$29.74	$27.14	$47.68	$64.43	$25.57

(1) Cost of investments:	$3,872,972	$1,550,229	$1,361,197	$13,103,458	$2,165,866	$6,284,964
Shares of investments:	63,731	59,388	54,708	141,185	58,707	163,943

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	JANUS HENDERSON GLOBAL RESEARCH FUND CLASS T	JANUS HENDERSON RESEARCH FUND CLASS T	JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO INSTITUTIONAL SHARES	JENSEN QUALITY GROWTH FUND CLASS R	LORD ABBETT VALUE OPPORTUNITIES FUND CLASS A	MAINSTAY MACKAY SMALL CAP CORE FUND CLASS A

ASSETS:
Investments at fair value (1)	$1,049,653	$98,266	$1,821,686	$1,366,874	$685,083	$40,079
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable	129		3,025	2	262
Due from Great-West Life & Annuity Insurance Company

Total assets	1,049,782	98,266	1,824,711	1,366,876	685,345	40,079

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company	88	6	139	95	36	4
Payable for investments purchased	129		3,025	2	196
Redemptions payable					66

Total Liabilities	217	6	3,164	97	298	4

NET ASSETS	$1,049,565	$98,260	$1,821,547	$1,366,779	$685,047	$40,075

NET ASSETS REPRESENTED BY:
Accumulation units	$1,049,565	$98,260	$1,821,547	$1,366,779	$685,047	$40,075
Contracts in payout phase

ACCUMULATION UNITS OUTSTANDING	58,388	4,279	46,869	26,877	17,051	1,745

UNIT VALUE (ACCUMULATION)	$17.98	$22.96	$38.86	$50.85	$40.18	$22.97

(1) Cost of investments:	$628,491	$74,676	$1,277,829	$852,400	$566,883	$38,140
Shares of investments:	10,242	1,445	25,557	20,356	31,850	1,592

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	MFS GROWTH FUND CLASS A	PIMCO TOTAL RETURN FUND AMINISTRATIVE SHARES	PIONEER EQUITY INCOME VCT PORTFOLIO CLASS II SHARES	PUTNAM HIGH YIELD FUND CLASS R SHARES	PUTNAM INCOME FUND CLASS A SHARES	PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND CLASS R SHARES

ASSETS:
Investments at fair value (1)	$253,443	$11,197,852	$1,389,140	$1,729,649	$798	$2,166,617
Investment income due and accrued		18,037
Receivable for investments sold
Purchase payments receivable		6,657	76	90		287
Due from Great-West Life & Annuity Insurance Company

Total assets	253,443	11,222,546	1,389,216	1,729,739	798	2,166,904

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company	12	597	86	80		104
Payable for investments purchased		6,657	76	90		287
Redemptions payable

Total Liabilities	12	7,254	162	170		391

NET ASSETS	$253,431	$11,215,292	$1,389,054	$1,729,569	$798	$2,166,513

NET ASSETS REPRESENTED BY:
Accumulation units	$253,431	$11,215,292	$1,389,054	$1,729,569	$798	$2,166,513
Contracts in payout phase

ACCUMULATION UNITS OUTSTANDING	4,152	503,264	32,903	84,485	68	136,791

UNIT VALUE (ACCUMULATION)	$61.04	$22.29	$42.22	$20.47	$11.74	$15.84

(1) Cost of investments:	$130,501	$11,282,810	$1,093,130	$1,669,584	$839	$2,124,138
Shares of investments:	1,407	1,090,346	71,056	292,665	119	52,588

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	ROYCE TOTAL RETURN FUND SERVICE CLASS	VICTORY RS SELECT GROWTH FUND CLASS A	VICTORY RS SMALL CAP GROWTH FUND CLASS A	VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND CLASS I

ASSETS:
Investments at fair value (1)	$993,972	$304,702	$1,388,007	$9,628,189
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable	5			1,804
Due from Great-West Life & Annuity Insurance Company

Total assets	993,977	304,702	1,388,007	9,629,993

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company	55	25	122	699
Payable for investments purchased	5			1,804
Redemptions payable

Total Liabilities	60	25	122	2,503

NET ASSETS	$993,917	$304,677	$1,387,885	$9,627,490

NET ASSETS REPRESENTED BY:
Accumulation units	$993,917	$304,677	$1,387,885	$9,627,490
Contracts in payout phase

ACCUMULATION UNITS OUTSTANDING	37,552	6,463	62,215	262,519

UNIT VALUE (ACCUMULATION)	$26.47	$47.14	$22.31	$36.67

(1) Cost of investments:	$1,115,378	$340,377	$1,340,538	$8,507,256
Shares of investments:	109,468	9,735	18,826	893,982

The accompanying notes are an integral part of these financial statements.	(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	ALGER BALANCED PORTFOLIO - CLASS I-2	ALGER MID CAP GROWTH PORTFOLIO - CLASS I-2		AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND - INVESTOR CLASS	AMERICAN CENTURY INVESTMENTS INCOME & GROWTH FUND INVESTOR CLASS	AMERICAN FUNDS THE GROWTH FUND OF AMERICA - CLASS R3		ARTISAN INTERNATIONAL FUND - INVESTOR CLASS

INVESTMENT INCOME:
Dividends	$13,968	$		$216,346	$2,890	$		$71,316

EXPENSES:
Mortality and expense risk	16,626		166,039	101,176	2,178		123,468	92,314

NET INVESTMENT INCOME (LOSS)	(2,658)		(166,039)	115,170	712		(123,468)	(20,998)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on sale of fund shares	27,286		2,567,850	380,187	25,357		1,274,396	591,058
Realized gain distributions	48,935		6,122,804	499,953	51,544		1,255,860	2,026,702

Net realized gain (loss) on investments	76,221		8,690,654	880,140	76,901		2,530,256	2,617,760

Change in net unrealized appreciation (depreciation) on investments	195,811		(7,831,454)	808,178	(15,898)		271,095	(1,589,500)

Net realized and unrealized gain (loss) on investments	272,032		859,200	1,688,318	61,003		2,801,351	1,028,260

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$269,374		$693,161	$1,803,488	$61,715		$2,677,883	$1,007,262

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	CLEARBRIDGE VALUE TRUST - CLASS FI	COLUMBIA SELECT MID CAP VALUE FUND - CLASS R	DAVIS NEW YORK VENTURE FUND - CLASS R		FEDERATED HERMES EQUITY INCOME FUND, INC - CLASS A	FIDELITY VIP CONTRAFUND PORTFOLIO - INITIAL CLASS	FIDELITY VIP GROWTH PORTFOLIO - INITIAL CLASS

INVESTMENT INCOME:
Dividends	$6,432	$1,968	$		$27,684	$33,764	$

EXPENSES:
Mortality and expense risk	13,901	16,101		26,809	24,334	408,159		1,028,568

NET INVESTMENT INCOME (LOSS)	(7,469)	(14,133)		(26,809)	3,350	(374,395)		(1,028,568)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	76,377	253,236		86,892	113,512	2,448,093		11,184,953
Realized gain distributions	184,084	260,590		710,112	440,090	6,697,681		22,584,409

Net realized gain (loss) on investments	260,461	513,826		797,004	553,602	9,145,774		33,769,362

Change in net unrealized appreciation (depreciation) on investments	47,965	410,418		(345,802)	26,133	3,981,014		(11,112,184)

Net realized and unrealized gain (loss) on investments	308,426	924,244		451,202	579,735	13,126,788		22,657,178

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$300,957	$910,111		$424,393	$583,085	$12,752,393		$21,628,610

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	FRANKLIN SMALL-MID CAP GROWTH FUND CLASS A		GREAT-WEST AGGRESSIVE PROFILE FUND INVESTOR CLASS	GREAT-WEST ARIEL MID CAP VALUE FUND INVESTOR CLASS	GREAT-WEST BOND INDEX FUND INVESTOR CLASS	GREAT-WEST CONSERVATIVE PROFILE FUND INVESTOR CLASS	GREAT-WEST GOVERNMENT MONEY MARKET FUND INVESTOR CLASS

INVESTMENT INCOME:
Dividends	$		$2,309,011	$923,107	$152,408	$821,874	$3,224

EXPENSES:
Mortality and expense risk		490	197,882	460,092	96,980	92,690	275,563

NET INVESTMENT INCOME (LOSS)		(490)	2,111,129	463,015	55,428	729,184	(272,339)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		154	(91,535)	727,925	409,526	120,306	(1)
Realized gain distributions		19,228	3,011,665	367,457	116,834	882,148

Net realized gain (loss) on investments		19,382	2,920,130	1,095,382	526,360	1,002,454	(1)

Change in net unrealized appreciation (depreciation) on investments		(14,546)	2,350,043	8,418,447	(1,146,071)	245,920

Net realized and unrealized gain (loss) on investments		4,836	5,270,173	9,513,829	(619,711)	1,248,374	(1)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$4,346	$7,381,302	$9,976,844	$(564,283)	$1,977,558	$(272,340)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	GREAT-WEST INTERNATIONAL VALUE FUND INVESTOR CLASS	GREAT-WEST LARGE CAP VALUE FUND INVESTOR II CLASS	GREAT-WEST LIFETIME 2015 FUND INVESTOR CLASS	GREAT-WEST LIFETIME 2025 FUND INVESTOR CLASS	GREAT-WEST LIFETIME 2035 FUND INVESTOR CLASS	GREAT-WEST LIFETIME 2045 FUND INVESTOR CLASS

INVESTMENT INCOME:
Dividends	$402,601	$562,586	$86,017	$171,932	$197,913	$151,904

EXPENSES:
Mortality and expense risk	210,835	485,842	35,438	69,126	45,780	43,601

NET INVESTMENT INCOME (LOSS)	191,766	76,744	50,579	102,806	152,133	108,303

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	571,147	1,427,807	130,535	185,053	291,572	172,056
Realized gain distributions	627,005	2,703,777	225,516	509,307	559,892	432,868

Net realized gain (loss) on investments	1,198,152	4,131,584	356,051	694,360	851,464	604,924

Change in net unrealized appreciation (depreciation) on investments	1,129,916	6,661,514	(91,514)	(24,414)	11,275	195,583

Net realized and unrealized gain (loss) on investments	2,328,068	10,793,098	264,537	669,946	862,739	800,507

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,519,834	$10,869,842	$315,116	$772,752	$1,014,872	$908,810

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2055 FUND INVESTOR CLASS	GREAT-WEST MODERATE PROFILE FUND INVESTOR CLASS	GREAT-WEST MODERATELY AGGRESSIVE PROFILE FUND INVESTOR CLASS	GREAT-WEST MODERATELY CONSERVATIVE PROFILE FUND INVESTOR CLASS	GREAT-WEST MULTI-SECTOR BOND FUND INVESTOR CLASS	GREAT-WEST S&P 500® INDEX FUND INVESTOR CLASS

INVESTMENT INCOME:
Dividends	$73,137	$2,126,389	$2,604,256	$326,342	$270,787	$790,612

EXPENSES:
Mortality and expense risk	20,016	382,029	302,451	58,290	97,962	2,190,630

NET INVESTMENT INCOME (LOSS)	53,121	1,744,360	2,301,805	268,052	172,825	(1,400,018)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	194,764	197,056	(68,953)	110,049	348,894	8,032,454
Realized gain distributions	210,397	2,601,302	2,739,146	376,526	157,920	10,408,520

Net realized gain (loss) on investments	405,161	2,798,358	2,670,193	486,575	506,814	18,440,974

Change in net unrealized appreciation (depreciation) on investments	75,888	2,334,377	2,703,041	153,083	(670,971)	34,561,080

Net realized and unrealized gain (loss) on investments	481,049	5,132,735	5,373,234	639,658	(164,157)	53,002,054

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$534,170	$6,877,095	$7,675,039	$907,710	$8,668	$51,602,036

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	GREAT-WEST S&P SMALL CAP 600® INDEX FUND INVESTOR CLASS	GREAT-WEST SMALL CAP VALUE FUND INVESTOR CLASS	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND INVESTOR CLASS	GREAT-WEST U.S. GOVERNMENT SECURITIES FUND INVESTOR CLASS	INVESCO AMERICAN FRANCHISE FUND CLASS A		INVESCO AMERICAN VALUE FUND CLASS R

INVESTMENT INCOME:
Dividends	$610,911	$247,690	$76,437	$119,018	$		$

EXPENSES:
Mortality and expense risk	284,458	63,586	360,246	171,273		10,054		2,122

NET INVESTMENT INCOME (LOSS)	326,453	184,104	(283,809)	(52,255)		(10,054)		(2,122)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	1,638,594	712,607	2,284,479	143,348		58,561		49,695
Realized gain distributions	2,518,260	209,144	1,998,929	251,285		194,371		76,881

Net realized gain (loss) on investments	4,156,854	921,751	4,283,408	394,633		252,932		126,576

Change in net unrealized appreciation (depreciation) on investments	2,510,792	782,507	1,574,493	(934,676)		(143,091)		39,434

Net realized and unrealized gain (loss) on investments	6,667,646	1,704,258	5,857,901	(540,043)		109,841		166,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,994,099	$1,888,362	$5,574,092	$(592,298)		$99,787		$163,888

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	INVESCO CAPITAL APPRECIATION FUND CLASS A		INVESCO COMSTOCK FUND CLASS R	INVESCO DISCOVERY MID CAP GROWTH FUND CLASS A		INVESCO GLOBAL FUND CLASS A		INVESCO SMALL CAP GROWTH FUND CLASS A		JANUS HENDERSON FORTY FUND CLASS T

INVESTMENT INCOME:
Dividends	$		$20,413	$		$		$		$37,643

EXPENSES:
Mortality and expense risk		39,906	12,245		17,649		129,052		13,170	75,893

NET INVESTMENT INCOME (LOSS)		(39,906)	8,168		(17,649)		(129,052)		(13,170)	(38,250)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		247,727	87,500		64,050		1,077,440		61,490	513,709
Realized gain distributions		973,452	111,525		261,979		1,169,240		588,656	736,089

Net realized gain (loss) on investments		1,221,179	199,025		326,029		2,246,680		650,146	1,249,798

Change in net unrealized appreciation (depreciation) on investments		(360,943)	255,959		(49,523)		293,669		(507,120)	354,954

Net realized and unrealized gain (loss) on investments		860,236	454,984		276,506		2,540,349		143,026	1,604,752

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$820,330	$463,152		$258,857		$2,411,297		$129,856	$1,566,502

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	JANUS HENDERSON GLOBAL RESEARCH FUND CLASS T	JANUS HENDERSON RESEARCH FUND CLASS T	JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO INSTITUTIONAL SHARES	JENSEN QUALITY GROWTH FUND CLASS R	LORD ABBETT VALUE OPPORTUNITIES FUND CLASS A		MAINSTAY MACKAY SMALL CAP CORE FUND CLASS A

INVESTMENT INCOME:
Dividends	$10,662	$617	$9,377	$3,365	$		$

EXPENSES:
Mortality and expense risk	10,326	688	16,782	10,308		4,587		440

NET INVESTMENT INCOME (LOSS)	336	(71)	(7,405)	(6,943)		(4,587)		(440)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	62,490	1,162	121,933	87,180		76,237		1,091
Realized gain distributions	97,576	10,651	86,864	77,040		79,106		9,399

Net realized gain (loss) on investments	160,066	11,813	208,797	164,220		155,343		10,490

Change in net unrealized appreciation (depreciation) on investments	(2,617)	4,497	81,834	151,139		38,388		(4,834)

Net realized and unrealized gain (loss) on investments	157,449	16,310	290,631	315,359		193,731		5,656

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$157,785	$16,239	$283,226	$308,416		$189,144		$5,216

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	MFS GROWTH FUND CLASS A		PIMCO TOTAL RETURN FUND AMINISTRATIVE SHARES	PIONEER EQUITY INCOME VCT PORTFOLIO CLASS II SHARES	PUTNAM HIGH YIELD FUND CLASS R SHARES	PUTNAM INCOME FUND CLASS A SHARES (1)	PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND CLASS R SHARES

INVESTMENT INCOME:
Dividends	$		$214,985	$27,169	$91,236	$26	$22,157

EXPENSES:
Mortality and expense risk		1,290	66,231	14,685	12,543	4	12,787

NET INVESTMENT INCOME (LOSS)		(1,290)	148,754	12,484	78,693	22	9,370

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		4,095	36,874	352,696	18,341	1	87,602
Realized gain distributions		7,372					232,002

Net realized gain (loss) on investments		11,467	36,874	352,696	18,341	1	319,604

Change in net unrealized appreciation (depreciation) on investments		37,092	(329,238)	176,110	(3,039)	(42)	(84,387)

Net realized and unrealized gain (loss) on investments		48,559	(292,364)	528,806	15,302	(41)	235,217

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$47,269	$(143,610)	$541,290	$93,995	$(19)	$244,587

	(1) For the period February 26, 2021 to December 31, 2021

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

	INVESTMENT DIVISIONS

	ROYCE TOTAL RETURN FUND SERVICE CLASS	VICTORY RS SELECT GROWTH FUND CLASS A		VICTORY RS SMALL CAP GROWTH FUND CLASS A		VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND CLASS I

INVESTMENT INCOME:
Dividends	$5,622	$		$		$

EXPENSES:
Mortality and expense risk	5,830		3,114		16,862		95,104

NET INVESTMENT INCOME (LOSS)	(208)		(3,114)		(16,862)		(95,104)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(40,454)		(4,245)		116,375		982,795
Realized gain distributions	213,193		67,496		198,217		1,105,852

Net realized gain (loss) on investments	172,739		63,251		314,592		2,088,647

Change in net unrealized appreciation (depreciation) on investments	24,679		(41,389)		(489,122)		(2,528,923)

Net realized and unrealized gain (loss) on investments	197,418		21,862		(174,530)		(440,276)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$197,210		$18,748		$(191,392)		$(535,380)

The accompanying notes are an integral part of these financial statements.	(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	ALGER BALANCED PORTFOLIO - CLASS I-2		ALGER MID CAP GROWTH PORTFOLIO - CLASS I-2		AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND - INVESTOR CLASS
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(2,658)	$5,830	$(166,039)	$(117,930)	$115,170	$188,298
Net realized gain (loss) on investments	76,221	17,014	8,690,654	3,213,134	880,140	(15,664)
Change in net unrealized appreciation (depreciation) on investments	195,811	106,577	(7,831,454)	4,068,353	808,178	(277,996)

Increase (decrease) in net assets resulting from operations	269,374	129,421	693,161	7,163,557	1,803,488	(105,362)

CONTRACT TRANSACTIONS:
Purchase payments received	25,678	2,713	253,744	175,630	324,102	484,108
Transfers for contract benefits and terminations	(80,915)	(97,854)	(1,290,506)	(1,128,109)	(1,760,837)	(1,432,211)
Net transfers	(8,137)	371,445	(845,443)	400,201	(3,096,118)	(1,471,064)
Contract maintenance charges	(701)	(714)	(6,762)	(2,458)	(13,960)	(25,495)
Other, net	64	6	5,126	(13,960)	5,112	9,978
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(64,011)	275,596	(1,883,841)	(568,696)	(4,541,701)	(2,434,684)

Total increase (decrease) in net assets	205,363	405,017	(1,190,680)	6,594,861	(2,738,213)	(2,540,046)

NET ASSETS:
Beginning of period	1,583,308	1,178,291	18,471,427	11,876,566	13,318,154	15,858,200

End of period	$1,788,671	$1,583,308	$17,280,747	$18,471,427	$10,579,941	$13,318,154

CHANGES IN UNITS OUTSTANDING:
Units issued	5,044	19,103	44,099	36,086	13,921	53,283
Units redeemed	(7,753)	(7,730)	(73,231)	(52,194)	(105,176)	(106,897)

Net increase (decrease)	(2,709)	11,373	(29,132)	(16,108)	(91,255)	(53,614)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	AMERICAN CENTURY INVESTMENTS INCOME & GROWTH FUND INVESTOR CLASS		AMERICAN FUNDS THE GROWTH FUND OF AMERICA - CLASS R3		ARTISAN INTERNATIONAL FUND - INVESTOR CLASS
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$712	$3,224	$(123,468)	$(97,405)	$(20,998)	$(61,901)
Net realized gain (loss) on investments	76,901	74,106	2,530,256	1,096,852	2,617,760	1,178,963
Change in net unrealized appreciation (depreciation) on investments	(15,898)	(41,292)	271,095	3,203,162	(1,589,500)	(182,930)

Increase (decrease) in net assets resulting from operations	61,715	36,038	2,677,883	4,202,609	1,007,262	934,132

CONTRACT TRANSACTIONS:
Purchase payments received			397,327	408,598	350,955	539,988
Transfers for contract benefits and terminations	(92,452)	(30,198)	(1,167,808)	(1,209,815)	(969,809)	(1,208,509)
Net transfers	(43,379)	74	(1,043,532)	33,712	(2,661,490)	(1,784,139)
Contract maintenance charges			(3,988)	(1,614)	(13,113)	(24,747)
Other, net			5,933	(19,065)	1,954	9,729
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(135,831)	(30,124)	(1,812,068)	(788,184)	(3,291,503)	(2,467,678)

Total increase (decrease) in net assets	(74,116)	5,914	865,815	3,414,425	(2,284,241)	(1,533,546)

NET ASSETS:
Beginning of period	320,408	314,494	15,569,146	12,154,721	13,358,615	14,892,161

End of period	$246,292	$320,408	$16,434,961	$15,569,146	$11,074,374	$13,358,615

CHANGES IN UNITS OUTSTANDING:
Units issued	1	1,512	36,144	61,324	26,306	83,478
Units redeemed	(4,208)	(2,525)	(76,612)	(86,383)	(161,944)	(194,787)

Net increase (decrease)	(4,207)	(1,013)	(40,468)	(25,059)	(135,638)	(111,309)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	CLEARBRIDGE VALUE TRUST - CLASS FI		COLUMBIA SELECT MID CAP VALUE FUND - CLASS R		COLUMBIA VARIABLE PORTFOLIO ASSET ALLOCATION FUND CLASS 1 (1)
	2021	2020	2021	2020	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(7,469)	$(3,539)	$(14,133)	$2,763	$2,531
Net realized gain (loss) on investments	260,461	89,708	513,826	(420,368)	5,271
Change in net unrealized appreciation (depreciation) on investments	47,965	1,660	410,418	586,066	(12,241)

Increase (decrease) in net assets resulting from operations	300,957	87,829	910,111	168,461	(4,439)

CONTRACT TRANSACTIONS:
Purchase payments received	5,120	223	169,764	182,544
Transfers for contract benefits and terminations	(90,396)	(65,654)	(385,567)	(285,957)	(13,681)
Net transfers	100,701	(38,098)	(931,870)	(489,947)	(41,298)
Contract maintenance charges	(463)	(294)	(14,070)	(11,755)
Other, net	(1,759)	(2,418)	(2,676)	3,051
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	13,203	(106,241)	(1,164,419)	(602,064)	(54,979)

Total increase (decrease) in net assets	314,160	(18,412)	(254,308)	(433,603)	(59,418)

NET ASSETS:
Beginning of period	1,116,414	1,134,826	3,247,187	3,680,790	59,418

End of period	$1,430,574	$1,116,414	$2,992,879	$3,247,187	$

CHANGES IN UNITS OUTSTANDING:
Units issued	5,376	1,241	37,276	99,603	2,544
Units redeemed	(4,920)	(7,479)	(78,094)	(128,298)	(4,562)

Net increase (decrease)	456	(6,238)	(40,818)	(28,695)	(2,018)

	(1) For the period January 1, 2020 to April 27, 2020

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	DAVIS NEW YORK VENTURE FUND - CLASS R		FEDERATED HERMES EQUITY INCOME FUND, INC - CLASS A		FIDELITY VIP CONTRAFUND PORTFOLIO - INITIAL CLASS
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(26,809)	$(12,456)	$3,350	$14,961	$(374,395)	$(231,042)
Net realized gain (loss) on investments	797,004	109,230	553,602	(163,562)	9,145,774	3,170,665
Change in net unrealized appreciation (depreciation) on investments	(345,802)	195,376	26,133	358,600	3,981,014	9,293,081

Increase (decrease) in net assets resulting from operations	424,393	292,150	583,085	209,999	12,752,393	12,232,704

CONTRACT TRANSACTIONS:
Purchase payments received	63,230	75,938	93,495	74,522	586,484	708,416
Transfers for contract benefits and terminations	(352,512)	(259,600)	(228,099)	(231,516)	(3,920,645)	(3,578,549)
Net transfers	(83,987)	(381,904)	38,006	(24,707)	(1,883,511)	(2,777,294)
Contract maintenance charges	(410)	(745)	(4,145)	(1,324)	(6,719)	(7,445)
Other, net	(1,474)	(14,007)	(300)	3,804	(26,693)	(43,288)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(375,153)	(580,318)	(101,043)	(179,221)	(5,251,084)	(5,698,160)

Total increase (decrease) in net assets	49,240	(288,168)	482,042	30,778	7,501,309	6,534,544

NET ASSETS:
Beginning of period	3,598,357	3,886,525	2,812,176	2,781,398	50,323,856	43,789,312

End of period	$3,647,597	$3,598,357	$3,294,218	$2,812,176	$57,825,165	$50,323,856

CHANGES IN UNITS OUTSTANDING:
Units issued	11,247	24,990	38,675	45,969	28,109	61,926
Units redeemed	(24,501)	(52,010)	(41,137)	(53,053)	(101,396)	(166,520)

Net increase (decrease)	(13,254)	(27,020)	(2,462)	(7,084)	(73,287)	(104,594)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	FIDELITY VIP GROWTH PORTFOLIO - INITIAL CLASS		FRANKLIN SMALL-MID CAP GROWTH FUND CLASS A		GREAT-WEST AGGRESSIVE PROFILE FUND INVESTOR CLASS
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(1,028,568)	$(751,302)	$(490)	$(227)	$2,111,129	$430,926
Net realized gain (loss) on investments	33,769,362	15,502,778	19,382	3,203	2,920,130	(307,779)
Change in net unrealized appreciation (depreciation) on investments	(11,112,184)	17,376,239	(14,546)	11,111	2,350,043	4,063,107

Increase (decrease) in net assets resulting from operations	21,628,610	32,127,715	4,346	14,087	7,381,302	4,186,254

CONTRACT TRANSACTIONS:
Purchase payments received	745,116	918,176			1,104,706	1,297,367
Transfers for contract benefits and terminations	(11,044,890)	(6,436,505)		(2,706)	(4,264,338)	(2,175,772)
Net transfers	(1,729,614)	(3,936,038)	99,199	(15)	(1,793,919)	(2,900,871)
Contract maintenance charges	(30,843)	(27,029)			1,634	(7,510)
Other, net	(16,981)	6,759			(27,148)	69,093
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(12,077,212)	(9,474,637)	99,199	(2,721)	(4,979,065)	(3,717,693)

Total increase (decrease) in net assets	9,551,398	22,653,078	103,545	11,366	2,402,237	468,561

NET ASSETS:
Beginning of period	103,115,551	80,462,473	39,420	28,054	40,327,504	39,858,943

End of period	$112,666,949	$103,115,551	$142,965	$39,420	$42,729,741	$40,327,504

CHANGES IN UNITS OUTSTANDING:
Units issued	121,759	143,171	2,679		161,439	304,391
Units redeemed	(240,772)	(297,974)		(117)	(485,275)	(607,624)

Net increase (decrease)	(119,013)	(154,803)	2,679	(117)	(323,836)	(303,233)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	GREAT-WEST ARIEL MID CAP VALUE FUND INVESTOR CLASS		GREAT-WEST BOND INDEX FUND INVESTOR CLASS		GREAT-WEST CONSERVATIVE PROFILE FUND INVESTOR CLASS
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$463,015	$574,298	$55,428	$195,011	$729,184	$492,435
Net realized gain (loss) on investments	1,095,382	10,347	526,360	678,898	1,002,454	32,281
Change in net unrealized appreciation (depreciation) on investments	8,418,447	2,053,147	(1,146,071)	357,375	245,920	1,894,408

Increase (decrease) in net assets resulting from operations	9,976,844	2,637,792	(564,283)	1,231,284	1,977,558	2,419,124

CONTRACT TRANSACTIONS:
Purchase payments received	252,078	264,347	634,388	655,672	2,415,183	2,189,319
Transfers for contract benefits and terminations	(4,748,180)	(2,611,826)	(1,748,144)	(2,318,849)	(1,753,232)	(1,881,594)
Net transfers	30,271	(1,869,590)	(2,304,223)	2,508,312	(1,311,692)	4,156,751
Contract maintenance charges	(7,769)	(6,910)	(53,668)	(51,446)	(52,717)	(36,639)
Other, net	72,927	39,002	15,424	27,225	94,385	62,705
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(4,400,673)	(4,184,977)	(3,456,223)	820,914	(608,073)	4,490,542

Total increase (decrease) in net assets	5,576,171	(1,547,185)	(4,020,506)	2,052,198	1,369,485	6,909,666

NET ASSETS:
Beginning of period	41,382,149	42,929,334	21,090,793	19,038,595	32,791,593	25,881,927

End of period	$46,958,320	$41,382,149	$17,070,287	$21,090,793	$34,161,078	$32,791,593

CHANGES IN UNITS OUTSTANDING:
Units issued	21,193	11,031	166,490	425,116	246,893	829,807
Units redeemed	(64,464)	(73,245)	(360,217)	(380,157)	(296,247)	(424,000)

Net increase (decrease)	(43,271)	(62,214)	(193,727)	44,959	(49,354)	405,807

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	GREAT-WEST GOVERNMENT MONEY MARKET FUND INVESTOR CLASS		GREAT-WEST INTERNATIONAL VALUE FUND INVESTOR CLASS		GREAT-WEST LARGE CAP VALUE FUND INVESTOR II CLASS
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(272,339)	$(196,514)	$191,766	$42,365	$76,744	$86,593
Net realized gain (loss) on investments	(1)		1,198,152	402,847	4,131,584	1,149,706
Change in net unrealized appreciation (depreciation) on investments			1,129,916	1,593,484	6,661,514	(356,328)

Increase (decrease) in net assets resulting from operations	(272,340)	(196,514)	2,519,834	2,038,696	10,869,842	879,971

CONTRACT TRANSACTIONS:
Purchase payments received	443,573	291,204	532,806	641,084	539,421	514,976
Transfers for contract benefits and terminations	(4,136,551)	(6,300,544)	(2,241,235)	(1,831,085)	(6,194,694)	(2,695,351)
Net transfers	(314,053)	6,046,798	(1,955,108)	(821,924)	(270,257)	(1,669,087)
Contract maintenance charges	(40,312)	(221,927)	(23,829)	(21,513)	(22,325)	(18,573)
Other, net	57,502	193,086	6,900	14,620	24,246	(1,392)
Adjustments to net assets allocated to contracts in payout phase	2,749	2,197

Increase (decrease) in net assets resulting from contract transactions	(3,987,092)	10,814	(3,680,466)	(2,018,818)	(5,923,609)	(3,869,427)

Total increase (decrease) in net assets	(4,259,432)	(185,700)	(1,160,632)	19,878	4,946,233	(2,989,456)

NET ASSETS:
Beginning of period	34,832,245	35,017,945	26,190,422	26,170,544	45,722,439	48,711,895

End of period	$30,572,813	$34,832,245	$25,029,790	$26,190,422	$50,668,672	$45,722,439

CHANGES IN UNITS OUTSTANDING:
Units issued	359,362	1,031,828	91,692	156,489	351,140	495,575
Units redeemed	(607,626)	(1,021,633)	(180,467)	(263,754)	(820,349)	(896,178)

Net increase (decrease)	(248,264)	10,195	(88,775)	(107,265)	(469,209)	(400,603)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2015 FUND INVESTOR CLASS		GREAT-WEST LIFETIME 2025 FUND INVESTOR CLASS		GREAT-WEST LIFETIME 2035 FUND INVESTOR CLASS
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$50,579	$40,790	$102,806	$86,263	$152,133	$93,852
Net realized gain (loss) on investments	356,051	124,665	694,360	277,253	851,464	370,529
Change in net unrealized appreciation (depreciation) on investments	(91,514)	215,366	(24,414)	532,272	11,275	463,090

Increase (decrease) in net assets resulting from operations	315,116	380,821	772,752	895,788	1,014,872	927,471

CONTRACT TRANSACTIONS:
Purchase payments received	259,397	294,493	375,123	784,274	689,006	815,974
Transfers for contract benefits and terminations	(745,077)	(638,208)	(676,491)	(833,045)	(261,466)	(702,773)
Net transfers	(64,354)	(139,611)	(965,590)	(755,284)	(545,054)	(853,206)
Contract maintenance charges	(425)	(513)	(1,181)	(1,322)	(1,430)	(1,390)
Other, net	24	(15,709)	8,851	7,308	(3,697)	34,334
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(550,435)	(499,548)	(1,259,288)	(798,069)	(122,641)	(707,061)

Total increase (decrease) in net assets	(235,319)	(118,727)	(486,536)	97,719	892,231	220,410

NET ASSETS:
Beginning of period	4,315,647	4,434,374	8,313,818	8,216,099	7,755,825	7,535,415

End of period	$4,080,328	$4,315,647	$7,827,282	$8,313,818	$8,648,056	$7,755,825

CHANGES IN UNITS OUTSTANDING:
Units issued	15,424	43,352	37,465	121,863	86,699	95,378
Units redeemed	(37,776)	(63,941)	(76,270)	(149,771)	(86,823)	(117,380)

Net increase (decrease)	(22,352)	(20,589)	(38,805)	(27,908)	(124)	(22,002)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2045 FUND INVESTOR CLASS		GREAT-WEST LIFETIME 2055 FUND INVESTOR CLASS		GREAT-WEST MODERATE PROFILE FUND INVESTOR CLASS
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$108,303	$59,803	$53,121	$31,010	$1,744,360	$525,804
Net realized gain (loss) on investments	604,924	278,937	405,161	159,266	2,798,358	(71,968)
Change in net unrealized appreciation (depreciation) on investments	195,583	396,117	75,888	245,847	2,334,377	5,434,744

Increase (decrease) in net assets resulting from operations	908,810	734,857	534,170	436,123	6,877,095	5,888,580

CONTRACT TRANSACTIONS:
Purchase payments received	699,400	903,965	502,869	614,058	1,797,914	2,038,097
Transfers for contract benefits and terminations	(430,039)	(288,123)	(239,686)	(186,117)	(4,197,639)	(4,867,669)
Net transfers	(1,176,932)	(688,155)	(919,624)	(243,664)	(3,078,207)	(2,392,115)
Contract maintenance charges	(1,933)	(1,794)	(879)	(757)	(1,531)	(11,253)
Other, net	(13,750)	14,896	1,595	(4,472)	97,966	10,197
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(923,254)	(59,211)	(655,725)	179,048	(5,381,497)	(5,222,743)

Total increase (decrease) in net assets	(14,444)	675,646	(121,555)	615,171	1,495,598	665,837

NET ASSETS:
Beginning of period	6,129,538	5,453,892	3,579,436	2,964,265	62,414,737	61,748,900

End of period	$6,115,094	$6,129,538	$3,457,881	$3,579,436	$63,910,335	$62,414,737

CHANGES IN UNITS OUTSTANDING:
Units issued	23,267	61,929	23,865	48,168	215,675	480,716
Units redeemed	(47,498)	(63,188)	(41,037)	(41,340)	(608,398)	(945,657)

Net increase (decrease)	(24,231)	(1,259)	(17,172)	6,828	(392,723)	(464,941)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATELY AGGRESSIVE PROFILE FUND INVESTOR CLASS		GREAT-WEST MODERATELY CONSERVATIVE PROFILE FUND INVESTOR CLASS		GREAT-WEST MULTI-SECTOR BOND FUND INVESTOR CLASS
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,301,805	$790,447	$268,052	$72,029	$172,825	$296,168
Net realized gain (loss) on investments	2,670,193	2,647,098	486,575	31,902	506,814	343,256
Change in net unrealized appreciation (depreciation) on investments	2,703,041	2,366,301	153,083	817,288	(670,971)	361,324

Increase (decrease) in net assets resulting from operations	7,675,039	5,803,846	907,710	921,219	8,668	1,000,748

CONTRACT TRANSACTIONS:
Purchase payments received	1,403,374	1,650,187	252,656	264,804	147,418	170,421
Transfers for contract benefits and terminations	(5,177,157)	(4,720,461)	(1,231,432)	(1,100,166)	(1,213,278)	(1,183,482)
Net transfers	(3,254,298)	(1,902,571)	33,181	4,322	(832,844)	(400,126)
Contract maintenance charges	(3,414)	(11,868)	1,293	(1,552)	(1,312)	(1,794)
Other, net	(25,406)	5,303	12,636	24,119	3,319	3,744
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(7,056,901)	(4,979,410)	(931,666)	(808,473)	(1,896,697)	(1,411,237)

Total increase (decrease) in net assets	618,138	824,436	(23,956)	112,746	(1,888,029)	(410,489)

NET ASSETS:
Beginning of period	58,108,716	57,284,280	10,648,675	10,535,929	12,917,384	13,327,873

End of period	$58,726,854	$58,108,716	$10,624,719	$10,648,675	$11,029,355	$12,917,384

CHANGES IN UNITS OUTSTANDING:
Units issued	146,870	393,373	69,127	98,408	16,582	46,532
Units redeemed	(640,207)	(825,288)	(140,386)	(167,053)	(64,710)	(78,894)

Net increase (decrease)	(493,337)	(431,915)	(71,259)	(68,645)	(48,128)	(32,362)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	GREAT-WEST S&P 500® INDEX FUND INVESTOR CLASS		GREAT-WEST S&P SMALL CAP 600® INDEX FUND INVESTOR CLASS		GREAT-WEST SMALL CAP VALUE FUND INVESTOR CLASS
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(1,400,018)	$(485,209)	$326,453	$152,496	$184,104	$(48,059)
Net realized gain (loss) on investments	18,440,974	18,006,922	4,156,854	1,541,544	921,751	(172,258)
Change in net unrealized appreciation (depreciation) on investments	34,561,080	12,069,056	2,510,792	835,922	782,507	204,587

Increase (decrease) in net assets resulting from operations	51,602,036	29,590,769	6,994,099	2,529,962	1,888,362	(15,730)

CONTRACT TRANSACTIONS:
Purchase payments received	1,057,583	1,349,284	298,566	400,793	89,481	96,311
Transfers for contract benefits and terminations	(20,802,207)	(14,243,151)	(3,954,693)	(2,128,190)	(835,163)	(596,315)
Net transfers	(4,651,339)	(8,148,656)	(1,223,281)	(1,417,784)	(261,385)	(291,066)
Contract maintenance charges	(30,361)	(38,726)	(12,725)	(16,203)	(791)	(871)
Other, net	28,964	60,567	20,048	7,308	2,568	1,929
Adjustments to net assets allocated to contracts in payout phase	13,729	(110,034)

Increase (decrease) in net assets resulting from contract transactions	(24,383,631)	(21,130,716)	(4,872,085)	(3,154,076)	(1,005,290)	(790,012)

Total increase (decrease) in net assets	27,218,405	8,460,053	2,122,014	(624,114)	883,072	(805,742)

NET ASSETS:
Beginning of period	202,359,184	193,899,131	29,403,204	30,027,318	6,662,690	7,468,432

End of period	$229,577,589	$202,359,184	$31,525,218	$29,403,204	$7,545,762	$6,662,690

CHANGES IN UNITS OUTSTANDING:
Units issued	209,134	629,370	21,043	63,082	31,418	8,420
Units redeemed	(1,589,463)	(2,143,011)	(76,244)	(118,328)	(45,816)	(28,087)

Net increase (decrease)	(1,380,329)	(1,513,641)	(55,201)	(55,246)	(14,398)	(19,667)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND INVESTOR CLASS		GREAT-WEST U.S. GOVERNMENT SECURITIES FUND INVESTOR CLASS		INVESCO AMERICAN FRANCHISE FUND CLASS A
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(283,809)	$(301,650)	$(52,255)	$1,293	$(10,054)	$(7,874)
Net realized gain (loss) on investments	4,283,408	3,400,350	394,633	200,522	252,932	172,586
Change in net unrealized appreciation (depreciation) on investments	1,574,493	4,999,390	(934,676)	892,700	(143,091)	125,051

Increase (decrease) in net assets resulting from operations	5,574,092	8,098,090	(592,298)	1,094,515	99,787	289,763

CONTRACT TRANSACTIONS:
Purchase payments received	385,344	504,882	207,563	441,396	1,853	4,446
Transfers for contract benefits and terminations	(3,243,593)	(3,273,475)	(2,035,850)	(2,052,294)	(53,964)	(42,728)
Net transfers	(1,399,097)	(3,896,135)	(2,024,341)	(423,114)	(56,151)	(180,966)
Contract maintenance charges	(7,069)	(15,568)	(12,108)	(19,797)	(184)	(197)
Other, net	25,353	55,216	4,758	5,004	881	1,152
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(4,239,062)	(6,625,080)	(3,859,978)	(2,048,805)	(107,565)	(218,293)

Total increase (decrease) in net assets	1,335,030	1,473,010	(4,452,276)	(954,290)	(7,778)	71,470

NET ASSETS:
Beginning of period	42,211,135	40,738,125	20,908,878	21,863,168	938,849	867,379

End of period	$43,546,165	$42,211,135	$16,456,602	$20,908,878	$931,071	$938,849

CHANGES IN UNITS OUTSTANDING:
Units issued	8,738	23,494	39,916	197,209	469	3,936
Units redeemed	(49,079)	(99,551)	(194,909)	(276,055)	(4,182)	(13,890)

Net increase (decrease)	(40,341)	(76,057)	(154,993)	(78,846)	(3,713)	(9,954)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	INVESCO AMERICAN VALUE FUND CLASS R		INVESCO CAPITAL APPRECIATION FUND CLASS A		INVESCO COMSTOCK FUND CLASS R
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(2,122)	$(794)	$(39,906)	$(32,758)	$8,168	$21,662
Net realized gain (loss) on investments	126,576	(50,646)	1,221,179	181,506	199,025	(99,820)
Change in net unrealized appreciation (depreciation) on investments	39,434	106,380	(360,943)	996,411	255,959	(49,295)

Increase (decrease) in net assets resulting from operations	163,888	54,940	820,330	1,145,159	463,152	(127,453)

CONTRACT TRANSACTIONS:
Purchase payments received	10,043	11,938	58,107	63,158	27,741	40,531
Transfers for contract benefits and terminations	(31,246)	(47,854)	(221,936)	(412,994)	(429,996)	(77,802)
Net transfers	(68,319)	44,709	(319,349)	8,575	193,476	(472,137)
Contract maintenance charges	(233)	(407)	(418)	(410)	(133)	(286)
Other, net	(123)	131	341	3,993	1,268	(1,297)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(89,878)	8,517	(483,255)	(337,678)	(207,644)	(510,991)

Total increase (decrease) in net assets	74,010	63,457	337,075	807,481	255,508	(638,444)

NET ASSETS:
Beginning of period	626,562	563,105	4,089,325	3,281,844	1,505,845	2,144,289

End of period	$700,572	$626,562	$4,426,400	$4,089,325	$1,761,353	$1,505,845

CHANGES IN UNITS OUTSTANDING:
Units issued	4,934	18,409	6,452	17,881	26,381	10,945
Units redeemed	(8,353)	(16,001)	(17,531)	(27,148)	(33,770)	(37,639)

Net increase (decrease)	(3,419)	2,408	(11,079)	(9,267)	(7,389)	(26,694)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	INVESCO DISCOVERY MID CAP GROWTH FUND CLASS A		INVESCO GLOBAL FUND CLASS A		INVESCO SMALL CAP GROWTH FUND CLASS A
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(17,649)	$(13,523)	$(129,052)	$(102,352)	$(13,170)	$(8,924)
Net realized gain (loss) on investments	326,029	95,859	2,246,680	1,250,904	650,146	271,399
Change in net unrealized appreciation (depreciation) on investments	(49,523)	349,134	293,669	2,384,282	(507,120)	467,241

Increase (decrease) in net assets resulting from operations	258,857	431,470	2,411,297	3,532,834	129,856	729,716

CONTRACT TRANSACTIONS:
Purchase payments received	13,369	12,137	359,670	282,676	38,009	16,281
Transfers for contract benefits and terminations	(105,767)	(79,876)	(1,974,346)	(1,585,817)	(102,484)	(104,396)
Net transfers	(69,909)	42,127	(41,726)	1,108,156	68,670	78,794
Contract maintenance charges	(582)	(465)	(19,429)	(9,102)	(1,301)	(552)
Other, net	611	(3,003)	(4,870)	19,254	3,969	5,618
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(162,278)	(29,080)	(1,680,701)	(184,833)	6,863	(4,255)

Total increase (decrease) in net assets	96,579	402,390	730,596	3,348,001	136,719	725,461

NET ASSETS:
Beginning of period	1,557,093	1,154,703	16,820,442	13,472,441	1,996,011	1,270,550

End of period	$1,653,672	$1,557,093	$17,551,038	$16,820,442	$2,132,730	$1,996,011

CHANGES IN UNITS OUTSTANDING:
Units issued	2,849	5,549	40,877	64,429	3,520	2,697
Units redeemed	(8,900)	(8,286)	(78,206)	(71,842)	(3,590)	(2,611)

Net increase (decrease)	(6,051)	(2,737)	(37,329)	(7,413)	(70)	86

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	JANUS HENDERSON FORTY FUND CLASS T		JANUS HENDERSON GLOBAL RESEARCH FUND CLASS T		JANUS HENDERSON RESEARCH FUND CLASS T
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(38,250)	$(49,479)	$336	$(5,183)	$(71)	$(414)
Net realized gain (loss) on investments	1,249,798	1,153,443	160,066	91,796	11,813	3,542
Change in net unrealized appreciation (depreciation) on investments	354,954	1,058,177	(2,617)	56,886	4,497	14,574

Increase (decrease) in net assets resulting from operations	1,566,502	2,162,141	157,785	143,499	16,239	17,702

CONTRACT TRANSACTIONS:
Purchase payments received	50,528	69,677	7,444	3,707
Transfers for contract benefits and terminations	(591,961)	(522,311)	(51,218)	(75,471)	(1,952)	(3,762)
Net transfers	217,226	(789,532)	(34,430)	(27,892)	(59)	11,707
Contract maintenance charges	(4,981)	(6,261)	(405)	(409)
Other, net	(1,915)	1,161		(129)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(331,103)	(1,247,266)	(78,609)	(100,194)	(2,011)	7,945

Total increase (decrease) in net assets	1,235,399	914,875	79,176	43,305	14,228	25,647

NET ASSETS:
Beginning of period	7,375,858	6,460,983	970,389	927,084	84,032	58,385

End of period	$8,611,257	$7,375,858	$1,049,565	$970,389	$98,260	$84,032

CHANGES IN UNITS OUTSTANDING:
Units issued	44,974	71,251	616	767	4	1,013
Units redeemed	(59,343)	(143,033)	(4,614)	(9,354)	(93)	(640)

Net increase (decrease)	(14,369)	(71,782)	(3,998)	(8,587)	(89)	373

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO INSTITUTIONAL SHARES		JENSEN QUALITY GROWTH FUND CLASS R		LORD ABBETT VALUE OPPORTUNITIES FUND CLASS A
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(7,405)	$(1,685)	$(6,943)	$(3,502)	$(4,587)	$(1,934)
Net realized gain (loss) on investments	208,797	195,048	164,220	143,734	155,343	47,507
Change in net unrealized appreciation (depreciation) on investments	81,834	84,830	151,139	25,493	38,388	81,985

Increase (decrease) in net assets resulting from operations	283,226	278,193	308,416	165,725	189,144	127,558

CONTRACT TRANSACTIONS:
Purchase payments received	345		12	2,205	30,450	38,618
Transfers for contract benefits and terminations	(152,199)	(190,664)	(72,894)	(49,876)	(125,669)	(42,473)
Net transfers	(44,910)	(20,779)	(40,515)	(20,993)	(273,557)	(122,268)
Contract maintenance charges	(936)	(902)	(272)	(306)	(1,223)	(1,121)
Other, net	31,537	7,330			1,487	1,691
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(166,163)	(205,015)	(113,669)	(68,970)	(368,512)	(125,553)

Total increase (decrease) in net assets	117,063	73,178	194,747	96,755	(179,368)	2,005

NET ASSETS:
Beginning of period	1,704,484	1,631,306	1,172,032	1,075,277	864,415	862,410

End of period	$1,821,547	$1,704,484	$1,366,779	$1,172,032	$685,047	$864,415

CHANGES IN UNITS OUTSTANDING:
Units issued	4,235	6,113	40	377	4,099	18,471
Units redeemed	(9,002)	(13,135)	(2,808)	(2,451)	(13,791)	(22,167)

Net increase (decrease)	(4,767)	(7,022)	(2,768)	(2,074)	(9,692)	(3,696)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	MAINSTAY MACKAY SMALL CAP CORE FUND CLASS A		MFS GROWTH FUND CLASS A		PIMCO TOTAL RETURN FUND AMINISTRATIVE SHARES
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(440)	$(529)	$(1,290)	$(1,090)	$148,754	$146,080
Net realized gain (loss) on investments	10,490	7,727	11,467	26,336	36,874	388,022
Change in net unrealized appreciation (depreciation) on investments	(4,834)	(5,014)	37,092	23,193	(329,238)	199,161

Increase (decrease) in net assets resulting from operations	5,216	2,184	47,269	48,439	(143,610)	733,263

CONTRACT TRANSACTIONS:
Purchase payments received	385	334	2,120	3,173	244,359	240,319
Transfers for contract benefits and terminations		(19,688)	(5,238)	(2,487)	(1,204,666)	(1,356,832)
Net transfers	(2,281)	(3,121)	(179)	(21,133)	3,878,941	(1,155,605)
Contract maintenance charges	(17)	(45)	(13)	(74)	(16,020)	(5,665)
Other, net				13	6,876	3,982
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(1,913)	(22,520)	(3,310)	(20,508)	2,909,490	(2,273,801)

Total increase (decrease) in net assets	3,303	(20,336)	43,959	27,931	2,765,880	(1,540,538)

NET ASSETS:
Beginning of period	36,772	57,108	209,472	181,541	8,449,412	9,989,950

End of period	$40,075	$36,772	$253,431	$209,472	$11,215,292	$8,449,412

CHANGES IN UNITS OUTSTANDING:
Units issued	183	835	41	611	253,298	125,914
Units redeemed	(278)	(2,049)	(97)	(1,221)	(127,191)	(239,989)

Net increase (decrease)	(95)	(1,214)	(56)	(610)	126,107	(114,075)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	PIONEER EQUITY INCOME VCT PORTFOLIO CLASS II SHARES		PUTNAM HIGH YIELD FUND CLASS R SHARES		PUTNAM INCOME FUND CLASS A SHARES (1)	PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND CLASS R SHARES
	2021	2020	2021	2020	2021	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$12,484	$26,458	$78,693	$100,082	$22	$9,370	$644
Net realized gain (loss) on investments	352,696	(302,977)	18,341	(33,541)	1	319,604	28,414
Change in net unrealized appreciation (depreciation) on investments	176,110	345,183	(3,039)	35,486	(42)	(84,387)	130,700

Increase (decrease) in net assets resulting from operations	541,290	68,664	93,995	102,027	(19)	244,587	159,758

CONTRACT TRANSACTIONS:
Purchase payments received	106,873	52,799	63,874	84,338	18	97,412	74,196
Transfers for contract benefits and terminations	(424,086)	(192,368)	(388,146)	(360,498)		(175,148)	(95,304)
Net transfers	(1,589,262)	1,473,427	(674,957)	139,999	799	302,577	124,830
Contract maintenance charges	(7,067)	(2,592)	(6,098)	(6,201)		(6,076)	(2,780)
Other, net	(16,559)	(474)	(471)	4,466		(1,955)	682
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(1,930,101)	1,330,792	(1,005,798)	(137,896)	817	216,810	101,624

Total increase (decrease) in net assets	(1,388,811)	1,399,456	(911,803)	(35,869)	798	461,397	261,382

NET ASSETS:
Beginning of period	2,777,865	1,378,409	2,641,372	2,677,241		1,705,116	1,443,734

End of period	$1,389,054	$2,777,865	$1,729,569	$2,641,372	$798	$2,166,513	$1,705,116

CHANGES IN UNITS OUTSTANDING:
Units issued	12,510	57,272	17,966	54,020	68	75,438	73,508
Units redeemed	(59,441)	(18,695)	(67,386)	(62,637)	0	(60,380)	(65,545)

Net increase (decrease)	(46,931)	38,577	(49,420)	(8,617)	68	15,058	7,963

	(1) For the period February 26, 2021 to December 31, 2021.

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	ROYCE TOTAL RETURN FUND SERVICE CLASS		VICTORY RS SELECT GROWTH FUND CLASS A		VICTORY RS SMALL CAP GROWTH FUND CLASS A
	2021	2020	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(208)	$9,900	$(3,114)	$(2,365)	$(16,862)	$(14,438)
Net realized gain (loss) on investments	172,739	29,524	63,251	39,107	314,592	223,287
Change in net unrealized appreciation (depreciation) on investments	24,679	(30,566)	(41,389)	33,930	(489,122)	226,959

Increase (decrease) in net assets resulting from operations	197,210	8,858	18,748	70,672	(191,392)	435,808

CONTRACT TRANSACTIONS:
Purchase payments received	12,398	16,616	2,393		5,461	2,413
Transfers for contract benefits and terminations	(67,077)	(84,382)	(13,513)	(5,773)	(126,611)	(51,205)
Net transfers	14,857	(66,383)	7,455	(2,568)	12,642	(61,744)
Contract maintenance charges	(130)	(177)	(69)	(67)	(563)	(545)
Other, net	549	1,050		(653)	660	(5,644)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(39,403)	(133,276)	(3,734)	(9,061)	(108,411)	(116,725)

Total increase (decrease) in net assets	157,807	(124,418)	15,014	61,611	(299,803)	319,083

NET ASSETS:
Beginning of period	836,110	960,528	289,663	228,052	1,687,688	1,368,605

End of period	$993,917	$836,110	$304,677	$289,663	$1,387,885	$1,687,688

CHANGES IN UNITS OUTSTANDING:
Units issued	19,466	8,112	564		1,560	144
Units redeemed	(21,039)	(15,514)	(621)	(256)	(6,107)	(6,776)

Net increase (decrease)	(1,573)	(7,402)	(57)	(256)	(4,547)	(6,632)

The accompanying notes are an integral part of these financial statements.	(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2021 AND 2020

	INVESTMENT DIVISIONS

	VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND CLASS I
	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(95,104)	$(81,812)
Net realized gain (loss) on investments	2,088,647	(111,583)
Change in net unrealized appreciation (depreciation) on investments	(2,528,923)	3,828,899

Increase (decrease) in net assets resulting from operations	(535,380)	3,635,504

CONTRACT TRANSACTIONS:
Purchase payments received	246,414	287,861
Transfers for contract benefits and terminations	(1,311,007)	(651,189)
Net transfers	(1,695,592)	(746,464)
Contract maintenance charges	(3,119)	(4,252)
Other, net	12,304	23,356
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(2,751,000)	(1,090,688)

Total increase (decrease) in net assets	(3,286,380)	2,544,816

NET ASSETS:
Beginning of period	12,913,870	10,369,054

End of period	$9,627,490	$12,913,870

CHANGES IN UNITS OUTSTANDING:
Units issued	20,642	79,559
Units redeemed	(88,254)	(120,950)

Net increase (decrease)	(67,612)	(41,391)

The accompanying notes are an integral part of these financial statements.	(Concluded)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2021

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The FutureFunds Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account is a funding vehicle for group variable annuity contracts. It consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The outbreak of the novel strain of coronavirus, specifically identified as “COVID-19”, has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Investment Divisions in future periods.

The preparation of financial statements conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2021, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Contracts in the Payout Phase

Net assets of each Investment Division allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Series Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Any adjustments to these amounts are reflected in Adjustments to net assets allocated to contracts in payout phase on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

Investment Division	Purchases	Sales
ALGER BALANCED PORTFOLIO - CLASS I-2	$184,112	$201,830
ALGER MID CAP GROWTH PORTFOLIO - CLASS I-2	8,019,857	3,946,993
AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND - INVESTOR CLASS	880,541	4,807,210
AMERICAN CENTURY INVESTMENTS INCOME & GROWTH FUND INVESTOR CLASS	54,434	138,014
AMERICAN FUNDS THE GROWTH FUND OF AMERICA - CLASS R3	2,218,876	2,898,459
ARTISAN INTERNATIONAL FUND - INVESTOR CLASS	2,194,680	3,480,518
CLEARBRIDGE VALUE TRUST - CLASS FI	325,467	135,623
COLUMBIA SELECT MID CAP VALUE FUND - CLASS R	857,076	1,775,020
DAVIS NEW YORK VENTURE FUND - CLASS R	991,232	683,077
FEDERATED HERMES EQUITY INCOME FUND, INC - CLASS A	1,288,353	945,928
FIDELITY VIP CONTRAFUND PORTFOLIO - INITIAL CLASS	7,306,071	6,233,342
FIDELITY VIP GROWTH PORTFOLIO - INITIAL CLASS	25,082,306	15,602,949
FRANKLIN SMALL-MID CAP GROWTH FUND CLASS A	118,431	487
GREAT-WEST AGGRESSIVE PROFILE FUND INVESTOR CLASS	6,884,610	6,740,706
GREAT-WEST ARIEL MID CAP VALUE FUND INVESTOR CLASS	2,015,022	5,584,732
GREAT-WEST BOND INDEX FUND INVESTOR CLASS	2,308,087	5,592,177
GREAT-WEST CONSERVATIVE PROFILE FUND INVESTOR CLASS	4,112,291	3,109,010
GREAT-WEST GOVERNMENT MONEY MARKET FUND INVESTOR CLASS	4,020,860	8,283,371
GREAT-WEST INTERNATIONAL VALUE FUND INVESTOR CLASS	3,204,901	6,066,592
GREAT-WEST LARGE CAP VALUE FUND INVESTOR II CLASS	5,818,546	8,961,109
GREAT-WEST LIFETIME 2015 FUND INVESTOR CLASS	673,509	947,861
GREAT-WEST LIFETIME 2025 FUND INVESTOR CLASS	1,736,163	2,383,301
GREAT-WEST LIFETIME 2035 FUND INVESTOR CLASS	3,604,365	3,014,877
GREAT-WEST LIFETIME 2045 FUND INVESTOR CLASS	1,307,993	1,690,033
GREAT-WEST LIFETIME 2055 FUND INVESTOR CLASS	1,073,681	1,465,864
GREAT-WEST MODERATE PROFILE FUND INVESTOR CLASS	6,620,341	7,655,996
GREAT-WEST MODERATELY AGGRESSIVE PROFILE FUND INVESTOR CLASS	6,660,514	8,676,308
GREAT-WEST MODERATELY CONSERVATIVE PROFILE FUND INVESTOR CLASS	1,494,329	1,781,431
GREAT-WEST MULTI-SECTOR BOND FUND INVESTOR CLASS	1,013,132	2,579,167
GREAT-WEST S&P 500® INDEX FUND INVESTOR CLASS	12,371,822	27,758,040
GREAT-WEST S&P SMALL CAP 600® INDEX FUND INVESTOR CLASS	3,977,087	6,004,276
GREAT-WEST SMALL CAP VALUE FUND INVESTOR CLASS	1,748,708	2,360,651
GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND INVESTOR CLASS	2,436,504	4,960,317
GREAT-WEST U.S. GOVERNMENT SECURITIES FUND INVESTOR CLASS	744,047	4,405,298
INVESCO AMERICAN FRANCHISE FUND CLASS A	209,339	132,583
INVESCO AMERICAN VALUE FUND CLASS R	177,744	192,860
INVESCO CAPITAL APPRECIATION FUND CLASS A	1,194,555	744,227
INVESCO COMSTOCK FUND CLASS R	803,506	891,438
INVESCO DISCOVERY MID CAP GROWTH FUND CLASS A	323,069	241,003
INVESCO GLOBAL FUND CLASS A	2,153,021	2,793,502

Investment Division	Purchases	Sales
INVESCO SMALL CAP GROWTH FUND CLASS A	$806,814	$224,463
JANUS HENDERSON FORTY FUND CLASS T	1,562,187	1,195,363
JANUS HENDERSON GLOBAL RESEARCH FUND CLASS T	123,283	103,970
JANUS HENDERSON RESEARCH FUND CLASS T	11,344	2,774
JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO INSTITUTIONAL SHARES	236,426	323,119
JENSEN QUALITY GROWTH FUND CLASS R	82,331	125,890
LORD ABBETT VALUE OPPORTUNITIES FUND CLASS A	189,816	483,809
MAINSTAY MACKAY SMALL CAP CORE FUND CLASS A	13,464	6,418
MFS GROWTH FUND CLASS A	9,439	6,665
PIMCO TOTAL RETURN FUND AMINISTRATIVE SHARES	4,995,383	1,937,036
PIONEER EQUITY INCOME VCT PORTFOLIO CLASS II SHARES	217,887	2,135,553
PUTNAM HIGH YIELD FUND CLASS R SHARES	277,273	1,204,419
PUTNAM INCOME FUND CLASS A SHARES	843	5
PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND CLASS R SHARES	1,238,960	780,762
ROYCE TOTAL RETURN FUND SERVICE CLASS	701,398	527,803
VICTORY RS SELECT GROWTH FUND CLASS A	93,173	32,524
VICTORY RS SMALL CAP GROWTH FUND CLASS A	242,898	169,983
VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND CLASS I	1,626,082	3,366,483

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company may deduct from each participant’s account in the FutureFunds contract an annual maintenance charge of not more than $30 and from each participant’s account in the FutureFunds Select contract an annual maintenance charge of not more than $100 on the first day of each calendar year. If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and is prorated for the portion of the year remaining. This charge is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Total or Partial Surrenders

The Company deducts charges for total or partial surrenders of a contract in excess of the “free amount” before the retirement date by a deduction from a participant’s account in the FutureFunds contract. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender. In the FutureFunds Select contract, a contract termination charge may apply within the first 5 years of the contract. These charges are recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Premium Taxes

The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account.

Loan Fees

To compensate the Company for the administration of loans, an annual maintenance fee of $25 to $100 from each participant account in the FutureFunds Select contract is charged on the anniversaries of the loan origination. The annual maintenance fee is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from the unit value of each Investment Division of the Series Account, equal to an annual rate of 0.00% to 1.25%, depending on the terms of the contract. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. The level of this charge is guaranteed and will not change. These charges are recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 1, 2022. No subsequent events requiring adjustments or disclosures have occurred.

5.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return
ALGER BALANCED PORTFOLIO - CLASS I-2		nav
2021	60	$28.82	to	$38.08	$1,789	0.86%	0.00%	to	1.25%	17.64%	to	19.12%
2020	63	$24.50	to	$31.97	$1,583	1.52%	0.00%	to	1.25%	8.86%	to	10.23%
2019	51	$22.50	to	$29.00	$1,178	1.40%	0.00%	to	1.25%	18.02%	to	19.50%
2018	60	$19.07	to	$24.27	$1,204	3.09%	0.00%	to	1.25%	(4.53)%	to	(3.32)%
2017	84	$19.97	to	$25.10	$1,831	2.95%	0.00%	to	1.25%	14.02%	to	15.44%
ALGER MID CAP GROWTH PORTFOLIO - CLASS I-2
2021	299	$55.70	to	$73.61	$17,281	0.00%	0.00%	to	1.25%	2.91%	to	4.20%
2020	328	$54.13	to	$70.64	$18,471	0.00%	0.00%	to	1.25%	62.59%	to	64.63%
2019	344	$33.29	to	$42.91	$11,877	0.00%	0.00%	to	1.25%	28.63%	to	30.26%
2018	389	$25.88	to	$32.94	$10,449	0.00%	0.00%	to	1.25%	(8.60)%	to	(7.45)%
2017	425	$28.32	to	$35.59	$12,395	0.00%	0.00%	to	1.25%	28.18%	to	29.79%
AMERICAN CENTURY INVESTMENTS EQUITY INCOME FUND - INVESTOR CLASS
2021	207	$50.44	to	$66.01	$10,580	1.78%	0.00%	to	1.25%	15.34%	to	16.78%
2020	299	$43.74	to	$56.52	$13,318	2.13%	0.00%	to	1.25%	(0.18)%	to	1.08%
2019	352	$43.81	to	$55.92	$15,858	2.37%	0.00%	to	1.25%	22.57%	to	24.11%
2018	295	$35.75	to	$45.06	$10,536	1.95%	0.00%	to	1.25%	(5.58)%	to	(4.39)%
2017	331	$37.86	to	$47.13	$12,537	1.79%	0.00%	to	1.25%	11.93%	to	13.33%
AMERICAN CENTURY INVESTMENTS INCOME & GROWTH FUND INVESTOR CLASS
2021	7	$34.96	to	$60.86	$246	0.99%	0.00%	to	0.75%	22.78%	to	23.70%
2020	11	$28.47	to	$28.47	$320	1.89%	0.75%	to	0.75%	11.04%	to	11.04%
2019	12	$25.64	to	$25.64	$314	2.07%	0.75%	to	0.75%	23.05%	to	23.05%
2018	13	$20.84	to	$20.84	$264	1.85%	0.75%	to	0.75%	(7.56)%	to	(7.56)%
2017	13	$22.54	to	$22.54	$292	2.42%	0.75%	to	0.75%	19.73%	to	19.73%
AMERICAN FUNDS THE GROWTH FUND OF AMERICA - CLASS R3
2021	352	$43.57	to	$52.82	$16,435	0.00%	0.00%	to	1.25%	17.46%	to	18.93%
2020	392	$37.09	to	$44.41	$15,569	0.00%	0.00%	to	1.25%	35.68%	to	37.39%
2019	417	$27.34	to	$32.32	$12,155	0.35%	0.00%	to	1.25%	26.12%	to	27.70%
2018	545	$21.68	to	$25.31	$12,602	0.17%	0.00%	to	1.25%	(4.46)%	to	(3.25)%
2017	640	$22.69	to	$26.16	$15,414	0.15%	0.00%	to	1.25%	24.16%	to	25.71%
ARTISAN INTERNATIONAL FUND - INVESTOR CLASS
2021	465	$20.57	to	$26.94	$11,074	0.58%	0.00%	to	1.25%	7.67%	to	9.02%
2020	601	$19.11	to	$24.71	$13,359	0.21%	0.00%	to	1.25%	6.22%	to	7.56%
2019	712	$17.99	to	$22.97	$14,892	0.90%	0.00%	to	1.25%	27.60%	to	29.20%
2018	713	$14.10	to	$17.78	$11,835	1.10%	0.00%	to	1.25%	(11.98)%	to	(10.86)%
2017	800	$16.02	to	$19.95	$14,864	0.74%	0.00%	to	1.25%	29.40%	to	31.02%
CLEARBRIDGE VALUE TRUST - CLASS FI
2021	53	$27.01	to	$34.52	$1,431	0.47%	0.00%	to	1.25%	26.34%	to	27.93%
2020	52	$21.38	to	$26.99	$1,116	0.63%	0.00%	to	1.25%	9.78%	to	11.16%
2019	59	$19.47	to	$24.28	$1,135	0.25%	0.00%	to	1.25%	25.37%	to	26.94%
2018	65	$15.53	to	$19.12	$1,014	0.37%	0.00%	to	1.25%	(14.07)%	to	(12.98)%
2017	78	$18.08	to	$21.98	$1,409	0.30%	0.00%	to	1.25%	13.07%	to	14.48%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return
COLUMBIA SELECT MID CAP VALUE FUND - CLASS R
2021	102	$26.61	to	$31.54	$2,993	0.06%	0.00%	to	1.25%	29.89%	to	31.52%
2020	143	$20.48	to	$23.98	$3,247	0.52%	0.00%	to	1.25%	5.00%	to	6.32%
2019	172	$19.51	to	$22.55	$3,681	0.69%	0.00%	to	1.25%	29.42%	to	31.05%
2018	205	$15.07	to	$17.21	$3,376	0.25%	0.00%	to	1.25%	(14.81)%	to	(13.73)%
2017	197	$17.70	to	$19.95	$3,769	0.69%	0.00%	to	1.25%	11.62%	to	13.02%
DAVIS NEW YORK VENTURE FUND - CLASS R
2021	132	$25.41	to	$30.81	$3,648	0.00%	0.00%	to	1.25%	10.81%	to	12.21%
2020	145	$22.93	to	$27.45	$3,598	0.29%	0.00%	to	1.25%	9.70%	to	11.08%
2019	172	$20.91	to	$24.72	$3,887	1.25%	0.00%	to	1.25%	28.92%	to	30.54%
2018	196	$16.22	to	$18.93	$3,409	0.28%	0.00%	to	1.25%	(14.36)%	to	(13.27)%
2017	234	$18.93	to	$21.83	$4,740	0.05%	0.00%	to	1.25%	20.29%	to	21.80%
FEDERATED HERMES EQUITY INCOME FUND, INC - CLASS A
2021	122	$24.59	to	$31.42	$3,294	0.87%	0.00%	to	1.25%	19.41%	to	20.90%
2020	125	$20.59	to	$25.99	$2,812	1.35%	0.00%	to	1.25%	5.09%	to	6.42%
2019	132	$19.59	to	$24.42	$2,781	2.12%	0.00%	to	1.25%	19.75%	to	21.27%
2018	143	$16.36	to	$20.14	$2,529	1.74%	0.00%	to	1.25%	(12.79)%	to	(11.69)%
2017	157	$18.76	to	$22.81	$3,146	2.07%	0.00%	to	1.25%	14.62%	to	16.06%
FIDELITY VIP CONTRAFUND PORTFOLIO - INITIAL CLASS
2021	724	$76.65	to	$102.35	$57,825	0.06%	0.00%	to	1.25%	26.25%	to	27.83%
2020	797	$60.72	to	$80.07	$50,324	0.24%	0.00%	to	1.25%	28.95%	to	30.57%
2019	902	$47.09	to	$61.32	$43,789	0.45%	0.00%	to	1.25%	29.95%	to	31.58%
2018	1,059	$36.24	to	$46.60	$39,012	0.70%	0.00%	to	1.25%	(7.55)%	to	(6.37)%
2017	1,163	$39.19	to	$49.78	$46,298	0.99%	0.00%	to	1.25%	20.37%	to	21.88%
FIDELITY VIP GROWTH PORTFOLIO - INITIAL CLASS
2021	1,040	$129.83	to	$86.11	$112,667	0.00%	0.00%	to	1.25%	21.69%	to	23.21%
2020	1,159	$106.70	to	$69.88	$103,116	0.07%	0.00%	to	1.25%	42.11%	to	43.89%
2019	1,313	$75.08	to	$48.57	$80,462	0.26%	0.00%	to	1.25%	32.65%	to	34.31%
2018	1,385	$56.60	to	$36.16	$64,851	0.24%	0.00%	to	1.25%	(1.41)%	to	(0.17)%
2017	1,517	$57.41	to	$36.22	$71,883	0.22%	0.00%	to	1.25%	33.46%	to	35.13%
FRANKLIN SMALL-MID CAP GROWTH FUND CLASS A
2021	4	$37.31	to	$94.11	$143	0.00%	0.00%	to	0.75%	9.08%	to	9.90%
2020	1	$34.20	to	$34.20	$39	0.00%	0.75%	to	0.75%	54.80%	to	54.80%
2019	1	$22.10	to	$22.10	$28	0.00%	0.75%	to	0.75%	30.82%	to	30.82%
2018	2	$16.89	to	$16.89	$37	0.00%	0.75%	to	0.75%	(5.32)%	to	(5.32)%
2017	3	$17.84	to	$17.84	$58	0.00%	0.75%	to	0.75%	20.62%	to	20.62%
GREAT-WEST AGGRESSIVE PROFILE FUND INVESTOR CLASS
(Effective date 07/14/2017)
2021	2,666	$15.49	to	$16.38	$42,730	5.43%	0.00%	to	1.25%	18.01%	to	19.49%
2020	2,990	$13.70	to	$13.70	$40,328	1.62%	0.00%	to	0.00%	11.99%	to	11.99%
2019	3,294	$11.87	to	$12.24	$39,859	1.96%	0.00%	to	1.25%	24.54%	to	26.10%
2018	3,522	$9.53	to	$9.70	$33,945	1.72%	0.00%	to	1.25%	(11.52)%	to	(10.41)%
2017	8,791	$10.77	to	$10.83	$95,132	3.30%	0.00%	to	1.25%	7.68%	to	8.31%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

GREAT-WEST ARIEL MID CAP VALUE FUND INVESTOR CLASS
2021	454	$121.63	to	$92.58	$46,958	1.99%	0.00%	to	1.25%	24.57%	to	26.13%
2020	497	$97.64	to	$73.40	$41,382	2.56%	0.00%	to	1.25%	7.73%	to	9.08%
2019	559	$90.64	to	$67.28	$42,929	1.31%	0.00%	to	1.25%	22.78%	to	24.32%
2018	634	$73.82	to	$54.12	$39,541	0.69%	0.00%	to	1.25%	(15.47)%	to	(14.40)%
2017	749	$87.34	to	$63.23	$54,038	2.30%	0.00%	to	1.25%	13.59%	to	15.01%

GREAT-WEST BOND INDEX FUND INVESTOR CLASS
2021	766	$19.65	to	$25.96	$17,070	0.80%	0.00%	to	1.25%	(3.60)%	to	(2.39)%
2020	960	$20.38	to	$26.59	$21,091	1.46%	0.00%	to	1.25%	5.84%	to	7.17%
2019	915	$19.26	to	$24.81	$19,039	1.10%	0.00%	to	1.25%	6.75%	to	8.09%
2018	1,046	$18.04	to	$22.96	$20,176	1.37%	0.00%	to	1.25%	(1.65)%	to	(0.41)%
2017	928	$18.34	to	$23.05	$18,123	1.04%	0.00%	to	1.25%	1.78%	to	3.06%

GREAT-WEST CONSERVATIVE PROFILE FUND INVESTOR CLASS
(Effective date 07/14/2017)
2021	2,711	$12.07	to	$12.76	$34,161	2.43%	0.00%	to	1.25%	5.04%	to	6.35%
2020	2,760	$11.49	to	$12.00	$32,792	2.05%	0.00%	to	1.25%	6.87%	to	8.21%
2019	2,354	$10.75	to	$11.09	$25,882	2.21%	0.00%	to	1.25%	10.14%	to	11.54%
2018	2,347	$9.76	to	$9.94	$23,206	2.79%	0.00%	to	1.25%	(4.36)%	to	(3.15)%
2017	3,752	$10.20	to	$10.26	$38,463	1.86%	0.00%	to	1.25%	2.04%	to	2.62%

GREAT-WEST GOVERNMENT MONEY MARKET FUND INVESTOR CLASS
2021	1,908	$20.20	to	$14.56	$30,573	0.01%	0.00%	to	1.25%	(1.23)%	to	0.01%
2020	2,156	$20.45	to	$14.56	$34,832	0.28%	0.00%	to	1.25%	(0.96)%	to	0.28%
2019	2,146	$20.65	to	$14.52	$35,018	1.75%	0.00%	to	1.25%	0.49%	to	1.76%
2018	2,381	$20.55	to	$14.27	$38,765	1.37%	0.00%	to	1.25%	0.12%	to	1.39%
2017	2,478	$20.52	to	$14.07	$40,144	0.40%	0.00%	to	1.25%	(0.84)%	to	0.41%

GREAT-WEST INTERNATIONAL VALUE FUND INVESTOR CLASS
2021	632	$43.06	to	$39.81	$25,030	1.56%	0.00%	to	1.25%	9.45%	to	10.83%
2020	721	$39.34	to	$35.92	$26,190	0.98%	0.00%	to	1.25%	8.37%	to	9.73%
2019	828	$36.30	to	$32.74	$26,171	1.15%	0.00%	to	1.25%	20.55%	to	22.06%
2018	1,035	$30.12	to	$26.82	$27,305	1.25%	0.00%	to	1.25%	(16.63)%	to	(15.57)%
2017	1,055	$36.12	to	$31.77	$33,419	0.99%	0.00%	to	1.25%	24.90%	to	26.46%

GREAT-WEST LARGE CAP VALUE FUND INVESTOR II CLASS
(Effective date 10/25/2019)
2021	3,697	$13.63	to	$14.00	$50,669	1.13%	0.00%	to	1.25%	24.58%	to	26.15%
2020	4,166	$10.94	to	$11.10	$45,722	1.17%	0.00%	to	1.25%	2.61%	to	3.89%
2019	4,567	$10.66	to	$10.68	$48,712	0.59%	0.00%	to	1.25%	6.60%	to	6.85%

GREAT-WEST LIFETIME 2015 FUND INVESTOR CLASS
2021	162	$23.89	to	$27.98	$4,080	2.04%	0.00%	to	1.25%	7.13%	to	8.48%
2020	185	$22.30	to	$25.79	$4,316	1.71%	0.00%	to	1.25%	9.62%	to	11.00%
2019	205	$20.34	to	$23.24	$4,434	1.44%	0.00%	to	1.25%	13.73%	to	15.17%
2018	215	$17.88	to	$20.18	$4,061	2.05%	0.00%	to	1.25%	(5.61)%	to	(4.42)%
2017	259	$18.95	to	$21.11	$5,168	3.02%	0.00%	to	1.25%	9.75%	to	11.12%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

GREAT-WEST LIFETIME 2025 FUND INVESTOR CLASS
2021	265	$28.20	to	$33.03	$7,827	2.01%	0.00%	to	1.25%	8.80%	to	10.16%
2020	304	$25.92	to	$29.98	$8,314	1.81%	0.00%	to	1.25%	10.84%	to	12.24%
2019	332	$23.38	to	$26.71	$8,216	1.55%	0.00%	to	1.25%	16.54%	to	18.01%
2018	301	$20.06	to	$22.63	$6,377	2.10%	0.00%	to	1.25%	(6.91)%	to	(5.73)%
2017	255	$21.55	to	$24.01	$5,793	3.81%	0.00%	to	1.25%	12.73%	to	14.14%

GREAT-WEST LIFETIME 2035 FUND INVESTOR CLASS
2021	244	$32.67	to	$38.26	$8,648	2.33%	0.00%	to	1.25%	12.05%	to	13.46%
2020	244	$29.15	to	$33.72	$7,756	1.76%	0.00%	to	1.25%	11.89%	to	13.30%
2019	266	$26.05	to	$29.76	$7,535	1.45%	0.00%	to	1.25%	20.65%	to	22.17%
2018	271	$21.59	to	$24.36	$6,321	1.79%	0.00%	to	1.25%	(9.02)%	to	(7.86)%
2017	267	$23.73	to	$26.44	$6,799	4.47%	0.00%	to	1.25%	16.90%	to	18.36%

GREAT-WEST LIFETIME 2045 FUND INVESTOR CLASS
2021	168	$34.10	to	$39.94	$6,115	2.40%	0.00%	to	1.25%	14.58%	to	16.02%
2020	192	$29.76	to	$34.43	$6,130	1.76%	0.00%	to	1.25%	12.47%	to	13.89%
2019	194	$26.46	to	$30.23	$5,454	1.34%	0.00%	to	1.25%	23.04%	to	24.58%
2018	189	$21.51	to	$24.26	$4,317	1.73%	0.00%	to	1.25%	(10.50)%	to	(9.36)%
2017	158	$24.03	to	$26.77	$4,014	4.57%	0.00%	to	1.25%	18.94%	to	20.43%

GREAT-WEST LIFETIME 2055 FUND INVESTOR CLASS
2021	95	$33.68	to	$39.44	$3,458	2.02%	0.00%	to	1.25%	14.65%	to	16.09%
2020	112	$29.37	to	$33.97	$3,579	1.54%	0.00%	to	1.25%	12.54%	to	13.96%
2019	105	$26.10	to	$29.81	$2,964	1.22%	0.00%	to	1.25%	23.15%	to	24.70%
2018	105	$21.19	to	$23.91	$2,393	1.61%	0.00%	to	1.25%	(10.88)%	to	(9.75)%
2017	87	$23.78	to	$26.49	$2,214	1.75%	0.00%	to	1.25%	19.31%	to	20.80%

GREAT-WEST MODERATE PROFILE FUND INVESTOR CLASS
(Effective date 07/14/2017)
2021	4,555	$13.64	to	$14.42	$63,910	3.32%	0.00%	to	1.25%	10.59%	to	11.98%
2020	4,948	$12.33	to	$12.88	$62,415	1.49%	0.00%	to	1.25%	9.86%	to	11.25%
2019	5,413	$11.22	to	$11.58	$61,749	1.98%	0.00%	to	1.25%	16.06%	to	17.51%
2018	5,812	$9.67	to	$9.85	$56,767	2.38%	0.00%	to	1.25%	(7.46)%	to	(6.30)%
2017	14,137	$10.45	to	$10.51	$148,438	1.96%	0.00%	to	1.25%	4.51%	to	5.12%

GREAT-WEST MODERATELY AGGRESSIVE PROFILE FUND INVESTOR CLASS
(Effective date 07/14/2017)
2021	3,991	$14.24	to	$15.06	$58,727	4.36%	0.00%	to	1.25%	12.82%	to	14.25%
2020	4,485	$12.62	to	$13.18	$58,109	1.98%	0.00%	to	1.25%	10.37%	to	11.75%
2019	4,917	$11.44	to	$11.80	$57,284	1.67%	0.00%	to	1.25%	18.85%	to	20.34%
2018	5,171	$9.62	to	$9.80	$50,313	1.97%	0.00%	to	1.25%	(8.78)%	to	(7.62)%
2017	14,635	$10.55	to	$10.61	$155,154	3.50%	0.00%	to	1.25%	5.50%	to	6.11%

GREAT-WEST MODERATELY CONSERVATIVE PROFILE FUND INVESTOR CLASS
(Effective date 07/14/2017)
2021	803	$12.81	to	$13.55	$10,625	2.96%	0.00%	to	1.25%	7.77%	to	9.13%
2020	874	$11.89	to	$12.41	$10,649	1.25%	0.00%	to	1.25%	8.20%	to	9.57%
2019	943	$10.99	to	$11.33	$10,536	1.89%	0.00%	to	1.25%	13.04%	to	14.46%
2018	1,075	$9.72	to	$9.90	$10,558	2.24%	0.00%	to	1.25%	(5.92)%	to	(4.73)%
2017	3,700	$10.33	to	$10.39	$38,416	2.55%	0.00%	to	1.25%	3.31%	to	3.90%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

GREAT-WEST MULTI-SECTOR BOND FUND INVESTOR CLASS
2021	234	$56.68	to	$50.42	$11,029	2.30%	0.00%	to	1.25%	(0.36)%	to	0.89%
2020	282	$56.88	to	$49.98	$12,917	3.10%	0.00%	to	1.25%	7.74%	to	9.10%
2019	314	$52.79	to	$45.81	$13,328	1.66%	0.00%	to	1.25%	10.35%	to	11.73%
2018	352	$47.84	to	$41.00	$13,637	2.47%	0.00%	to	1.25%	(4.31)%	to	(3.11)%
2017	1,020	$50.00	to	$42.31	$42,096	1.71%	0.00%	to	1.25%	4.95%	to	6.27%

GREAT-WEST S&P 500® INDEX FUND INVESTOR CLASS
(Effective date 07/14/2017)
2021	11,676	$19.45	to	$20.57	$229,578	0.36%	0.00%	to	1.25%	26.60%	to	28.19%
2020	13,057	$15.36	to	$16.04	$202,359	0.72%	0.00%	to	1.25%	16.31%	to	17.77%
2019	14,570	$13.21	to	$13.62	$193,899	0.69%	0.00%	to	1.25%	29.22%	to	30.83%
2018	16,158	$10.22	to	$10.41	$165,975	0.75%	0.00%	to	1.25%	(6.08)%	to	(4.89)%
2017	17,715	$10.88	to	$10.95	$193,265	0.42%	0.00%	to	1.25%	8.84%	to	9.47%

GREAT-WEST S&P SMALL CAP 600® INDEX FUND INVESTOR CLASS
2021	334	$105.66	to	$85.46	$31,525	1.92%	0.00%	to	1.25%	24.38%	to	25.95%
2020	389	$84.95	to	$67.86	$29,403	1.46%	0.00%	to	1.25%	9.55%	to	10.93%
2019	444	$77.54	to	$61.17	$30,027	0.60%	0.00%	to	1.25%	20.77%	to	22.29%
2018	484	$64.21	to	$50.02	$27,003	1.12%	0.00%	to	1.25%	(10.13)%	to	(8.99)%
2017	531	$71.44	to	$54.96	$32,791	1.57%	0.00%	to	1.25%	11.35%	to	12.75%

GREAT-WEST SMALL CAP VALUE FUND INVESTOR CLASS
2021	125	$59.54	to	$78.73	$7,546	3.23%	0.00%	to	1.25%	29.05%	to	30.67%
2020	140	$46.14	to	$60.25	$6,663	0.00%	0.00%	to	1.25%	1.92%	to	3.20%
2019	159	$45.27	to	$58.39	$7,468	0.00%	0.00%	to	1.25%	23.12%	to	24.67%
2018	185	$36.77	to	$46.83	$7,057	0.00%	0.00%	to	1.25%	(17.24)%	to	(16.20)%
2017	196	$44.43	to	$55.88	$8,996	0.07%	0.00%	to	1.25%	8.38%	to	9.74%

GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND INVESTOR CLASS
2021	390	$108.73	to	$143.00	$43,546	0.18%	0.00%	to	1.25%	13.41%	to	14.83%
2020	430	$95.88	to	$124.53	$42,211	0.00%	0.00%	to	1.25%	22.57%	to	24.11%
2019	507	$78.22	to	$100.34	$40,738	0.01%	0.00%	to	1.25%	29.65%	to	31.28%
2018	550	$60.33	to	$76.43	$33,870	0.05%	0.00%	to	1.25%	(3.55)%	to	(2.33)%
2017	1,315	$62.55	to	$78.25	$94,132	0.32%	0.00%	to	1.25%	22.89%	to	24.43%

GREAT-WEST U.S. GOVERNMENT SECURITIES FUND INVESTOR CLASS
2021	654	$26.21	to	$25.47	$16,457	0.64%	0.00%	to	1.25%	(3.37)%	to	(2.15)%
2020	809	$27.13	to	$26.03	$20,909	0.87%	0.00%	to	1.25%	4.56%	to	5.87%
2019	888	$25.94	to	$24.58	$21,863	1.54%	0.00%	to	1.25%	4.80%	to	6.12%
2018	885	$24.75	to	$23.16	$20,826	1.89%	0.00%	to	1.25%	(0.79)%	to	0.46%
2017	912	$24.95	to	$23.06	$21,557	1.34%	0.00%	to	1.25%	0.95%	to	2.21%

INVESCO AMERICAN FRANCHISE FUND CLASS A
2021	35	$25.53	to	$33.41	$931	0.00%	0.00%	to	1.25%	10.46%	to	11.85%
2020	38	$23.11	to	$29.87	$939	0.00%	0.00%	to	1.25%	40.42%	to	42.18%
2019	48	$16.46	to	$21.01	$867	0.00%	0.00%	to	1.25%	34.82%	to	36.52%
2018	53	$12.21	to	$15.39	$711	0.00%	0.00%	to	1.25%	(4.98)%	to	(3.78)%
2017	56	$12.85	to	$15.99	$767	0.00%	0.00%	to	1.25%	25.53%	to	27.11%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

INVESCO AMERICAN VALUE FUND CLASS R
2021	26	$24.02	to	$28.48	$701	0.00%	0.00%	to	1.25%	25.59%	to	27.17%
2020	29	$19.13	to	$22.39	$627	0.25%	0.00%	to	1.25%	(0.27)%	to	0.99%
2019	27	$19.18	to	$22.17	$563	0.00%	0.00%	to	1.25%	22.78%	to	24.33%
2018	66	$15.62	to	$17.83	$1,120	0.00%	0.00%	to	1.25%	(14.14)%	to	(13.05)%
2017	49	$18.19	to	$20.51	$960	0.18%	0.00%	to	1.25%	7.83%	to	9.17%

INVESCO CAPITAL APPRECIATION FUND CLASS A
2021	99	$41.96	to	$53.67	$4,426	0.00%	0.00%	to	1.25%	20.83%	to	22.34%
2020	110	$34.73	to	$43.87	$4,089	0.00%	0.00%	to	1.25%	34.60%	to	36.29%
2019	120	$25.80	to	$32.19	$3,282	0.00%	0.00%	to	1.25%	34.37%	to	36.06%
2018	136	$19.20	to	$23.66	$2,765	0.00%	0.00%	to	1.25%	(7.13)%	to	(5.96)%
2017	164	$20.68	to	$25.16	$3,639	0.01%	0.00%	to	1.25%	24.96%	to	26.53%

INVESCO COMSTOCK FUND CLASS R
2021	59	$27.25	to	$33.04	$1,761	1.15%	0.00%	to	1.25%	31.37%	to	33.02%
2020	67	$20.75	to	$24.84	$1,506	2.02%	0.00%	to	1.25%	(2.28)%	to	(1.06)%
2019	93	$21.23	to	$25.10	$2,144	1.82%	0.00%	to	1.25%	23.48%	to	25.03%
2018	115	$17.19	to	$20.07	$2,133	1.19%	0.00%	to	1.25%	(13.59)%	to	(12.49)%
2017	131	$19.90	to	$22.94	$2,800	1.27%	0.00%	to	1.25%	16.07%	to	17.52%

INVESCO DISCOVERY MID CAP GROWTH FUND CLASS A
2021	61	$25.51	to	$33.42	$1,654	0.00%	0.00%	to	1.25%	17.39%	to	18.87%
2020	67	$21.73	to	$28.11	$1,557	0.00%	0.00%	to	1.25%	38.24%	to	39.98%
2019	70	$15.72	to	$20.08	$1,155	0.00%	0.00%	to	1.25%	32.43%	to	34.09%
2018	78	$11.87	to	$14.98	$978	0.00%	0.00%	to	1.25%	(6.98)%	to	(5.80)%
2017	82	$12.76	to	$15.90	$1,093	0.00%	0.00%	to	1.25%	20.70%	to	22.22%

INVESCO GLOBAL FUND CLASS A
2021	368	$44.25	to	$55.04	$17,551	0.00%	0.00%	to	1.25%	13.93%	to	15.36%
2020	405	$38.84	to	$47.71	$16,820	0.00%	0.00%	to	1.25%	26.04%	to	27.62%
2019	413	$30.82	to	$37.38	$13,472	0.50%	0.00%	to	1.25%	29.93%	to	31.56%
2018	552	$23.72	to	$28.41	$13,956	0.40%	0.00%	to	1.25%	(14.64)%	to	(13.55)%
2017	609	$27.79	to	$32.87	$17,949	0.61%	0.00%	to	1.25%	34.56%	to	36.24%

INVESCO SMALL CAP GROWTH FUND CLASS A
2021	33	$57.10	to	$72.97	$2,133	0.00%	0.00%	to	1.25%	6.00%	to	7.33%
2020	33	$53.87	to	$67.98	$1,996	0.00%	0.00%	to	1.25%	55.05%	to	57.00%
2019	33	$34.74	to	$43.30	$1,271	0.00%	0.00%	to	1.25%	22.74%	to	24.28%
2018	41	$28.31	to	$34.84	$1,323	0.00%	0.00%	to	1.25%	(10.15)%	to	(9.01)%
2017	41	$31.50	to	$38.29	$1,444	0.00%	0.00%	to	1.25%	23.36%	to	24.91%

JANUS HENDERSON FORTY FUND CLASS T
(Effective date 04/28/2017)
2021	337	$25.18	to	$26.70	$8,611	0.47%	0.00%	to	1.25%	21.25%	to	22.78%
2020	351	$20.77	to	$21.75	$7,376	0.18%	0.00%	to	1.25%	37.23%	to	38.96%
2019	423	$15.13	to	$15.65	$6,461	0.21%	0.00%	to	1.25%	34.97%	to	36.65%
2018	375	$11.21	to	$11.45	$4,216	0.00%	0.00%	to	1.25%	0.05%	to	1.33%
2017	393	$11.21	to	$11.30	$4,411	0.80%	0.00%	to	1.25%	12.07%	to	13.01%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

JANUS HENDERSON GLOBAL RESEARCH FUND CLASS T
2021	58	$16.50	to	$21.61	$1,050	1.03%	0.00%	to	1.25%	16.39%	to	17.86%
2020	62	$14.18	to	$18.33	$970	0.36%	0.00%	to	1.25%	18.57%	to	20.05%
2019	71	$11.96	to	$15.27	$927	1.08%	0.00%	to	1.25%	27.18%	to	28.78%
2018	75	$9.40	to	$11.86	$765	0.70%	0.00%	to	1.25%	(8.13)%	to	(6.97)%
2017	81	$10.23	to	$12.75	$895	0.64%	0.00%	to	1.25%	25.19%	to	26.75%

JANUS HENDERSON RESEARCH FUND CLASS T
2021	4	$22.97	to	$23.79	$98	0.67%	0.00%	to	0.75%	19.37%	to	20.28%
2020	4	$19.24	to	$19.78	$84	0.07%	0.00%	to	0.75%	31.65%	to	32.64%
2019	4	$14.61	to	$14.91	$58	0.54%	0.00%	to	0.75%	34.27%	to	35.27%
2018	4	$10.88	to	$11.02	$45	0.24%	0.00%	to	0.75%	(3.61)%	to	(2.87)%
2017	3	$11.29	to	$11.35	$32	0.24%	0.00%	to	0.75%	12.91%	to	13.48%

JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO INSTITUTIONAL SHARES
2021	47	$39.41	to	$52.88	$1,822	0.52%	0.00%	to	0.95%	16.97%	to	18.09%
2020	52	$33.69	to	$29.61	$1,704	0.81%	0.75%	to	0.95%	18.93%	to	19.16%
2019	59	$28.33	to	$24.85	$1,631	0.98%	0.75%	to	0.95%	27.82%	to	28.08%
2018	72	$22.16	to	$28.90	$1,573	1.11%	0.00%	to	0.95%	(7.75)%	to	(6.87)%
2017	83	$24.02	to	$31.03	$1,959	0.82%	0.00%	to	0.95%	25.83%	to	27.03%

JENSEN QUALITY GROWTH FUND CLASS R
2021	27	$47.57	to	$59.16	$1,367	0.28%	0.00%	to	1.25%	27.88%	to	29.49%
2020	30	$37.20	to	$45.69	$1,172	0.51%	0.00%	to	1.25%	16.31%	to	17.77%
2019	32	$31.98	to	$38.79	$1,075	0.63%	0.00%	to	1.25%	26.93%	to	28.52%
2018	34	$25.20	to	$30.18	$904	0.48%	0.00%	to	1.25%	0.55%	to	1.82%
2017	36	$25.06	to	$29.64	$958	0.61%	0.00%	to	1.25%	21.25%	to	22.77%

LORD ABBETT VALUE OPPORTUNITIES FUND CLASS A
2021	17	$37.39	to	$43.67	$685	0.00%	0.00%	to	1.25%	25.63%	to	27.20%
2020	27	$29.77	to	$34.33	$864	0.28%	0.00%	to	1.25%	13.75%	to	15.19%
2019	30	$26.17	to	$29.81	$862	0.29%	0.00%	to	1.25%	21.33%	to	22.86%
2018	59	$21.57	to	$24.26	$1,347	0.03%	0.00%	to	1.25%	(12.96)%	to	(11.86)%
2017	92	$24.78	to	$27.52	$2,418	0.00%	0.00%	to	1.25%	8.79%	to	10.15%

MAINSTAY MACKAY SMALL CAP CORE FUND CLASS A
2021	2	$22.82	to	$27.65	$40	0.00%	0.00%	to	1.25%	15.09%	to	16.54%
2020	2	$19.82	to	$23.73	$37	0.00%	0.00%	to	1.25%	8.43%	to	9.80%
2019	3	$18.28	to	$21.61	$57	0.26%	0.00%	to	1.25%	15.88%	to	17.34%
2018	3	$15.78	to	$18.42	$54	0.17%	0.00%	to	1.25%	(17.60)%	to	(16.56)%
2017	4	$19.15	to	$22.07	$73	0.00%	0.00%	to	1.25%	13.90%	to	15.33%

MFS GROWTH FUND CLASS A
2021	4	$52.05	to	$66.53	$253	0.00%	0.00%	to	1.25%	21.80%	to	23.34%
2020	4	$42.73	to	$53.94	$209	0.00%	0.00%	to	1.25%	29.67%	to	31.30%
2019	5	$32.96	to	$41.08	$182	0.00%	0.00%	to	1.25%	35.65%	to	37.35%
2018	4	$24.30	to	$29.91	$123	0.00%	0.00%	to	1.25%	1.06%	to	2.34%
2017	5	$24.04	to	$29.23	$138	0.00%	0.00%	to	1.25%	28.93%	to	30.54%

(Continued)

FUTUREFUNDS SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return

PIMCO TOTAL RETURN FUND AMINISTRATIVE SHARES
2021	503	$20.14	to	$25.74	$11,215	2.09%	0.00%	to	1.25%	(2.32)%	to	(1.09)%
2020	377	$20.62	to	$26.03	$8,449	2.27%	0.00%	to	1.25%	7.26%	to	8.60%
2019	491	$19.23	to	$23.96	$9,990	3.57%	0.00%	to	1.25%	6.65%	to	7.99%
2018	510	$18.03	to	$22.19	$9,770	2.80%	0.00%	to	1.25%	(1.75)%	to	(0.51)%
2017	580	$18.35	to	$22.31	$11,281	2.42%	0.00%	to	1.25%	3.57%	to	4.87%

PIONEER EQUITY INCOME VCT PORTFOLIO CLASS II SHARES
2021	33	$38.09	to	$50.41	$1,389	1.19%	0.00%	to	1.25%	23.78%	to	25.33%
2020	80	$30.77	to	$40.22	$2,778	2.54%	0.00%	to	1.25%	(1.50)%	to	(0.26)%
2019	41	$31.24	to	$40.33	$1,378	2.33%	0.00%	to	1.25%	23.67%	to	25.23%
2018	56	$25.26	to	$32.20	$1,580	2.15%	0.00%	to	1.25%	(9.91)%	to	(8.77)%
2017	59	$28.04	to	$35.30	$1,832	1.35%	0.00%	to	1.25%	13.75%	to	15.18%

PUTNAM HIGH YIELD FUND CLASS R SHARES
2021	84	$18.70	to	$22.17	$1,730	4.02%	0.00%	to	1.25%	3.19%	to	4.50%
2020	134	$18.12	to	$21.21	$2,641	4.61%	0.00%	to	1.25%	4.00%	to	5.31%
2019	143	$17.43	to	$20.14	$2,677	4.75%	0.00%	to	1.25%	12.43%	to	13.83%
2018	168	$15.50	to	$17.70	$2,820	4.79%	0.00%	to	1.25%	(5.17)%	to	(3.97)%
2017	160	$16.35	to	$18.43	$2,800	4.99%	0.00%	to	1.25%	5.06%	to	6.38%

PUTNAM INCOME FUND CLASS A SHARES
(Effective date 02/26/2021)
2021	0	$11.14	to	$12.18	$1	3.22%	0.00%	to	1.25%	(5.12)%	to	(3.93)%

PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND CLASS R SHARES
2021	137	$14.51	to	$17.20	$2,167	1.06%	0.00%	to	1.25%	11.76%	to	13.16%
2020	122	$12.98	to	$15.20	$1,705	0.68%	0.00%	to	1.25%	9.26%	to	10.64%
2019	114	$11.88	to	$13.74	$1,444	0.00%	0.00%	to	1.25%	23.97%	to	25.53%
2018	130	$9.59	to	$10.94	$1,315	0.00%	0.00%	to	1.25%	(17.76)%	to	(16.72)%
2017	211	$11.66	to	$13.14	$2,630	2.52%	0.00%	to	1.25%	32.52%	to	34.18%

ROYCE TOTAL RETURN FUND SERVICE CLASS
2021	38	$24.51	to	$29.05	$994	0.61%	0.00%	to	1.25%	23.99%	to	25.54%
2020	39	$19.77	to	$23.14	$836	1.89%	0.00%	to	1.25%	2.22%	to	3.51%
2019	47	$19.34	to	$22.35	$961	0.70%	0.00%	to	1.25%	21.56%	to	23.08%
2018	64	$15.91	to	$18.16	$1,094	0.76%	0.00%	to	1.25%	(13.85)%	to	(12.75)%
2017	65	$18.47	to	$20.82	$1,260	0.37%	0.00%	to	1.25%	11.90%	to	13.30%

VICTORY RS SELECT GROWTH FUND CLASS A
2021	6	$45.23	to	$56.26	$305	0.00%	0.00%	to	1.25%	5.56%	to	6.89%
2020	7	$42.85	to	$52.63	$290	0.00%	0.00%	to	1.25%	31.56%	to	33.22%
2019	7	$32.57	to	$39.51	$228	0.00%	0.00%	to	1.25%	30.65%	to	32.29%
2018	9	$24.93	to	$29.86	$232	0.00%	0.00%	to	1.25%	(8.39)%	to	(7.23)%
2017	10	$27.21	to	$32.19	$290	0.00%	0.00%	to	1.25%	15.65%	to	17.10%

VICTORY RS SMALL CAP GROWTH FUND CLASS A
2021	62	$21.32	to	$27.92	$1,388	0.00%	0.00%	to	1.25%	(12.16)%	to	(11.06)%
2020	67	$24.28	to	$31.39	$1,688	0.00%	0.00%	to	1.25%	36.12%	to	37.84%
2019	73	$17.83	to	$22.77	$1,369	0.00%	0.00%	to	1.25%	36.20%	to	37.91%
2018	82	$13.09	to	$16.51	$1,218	0.00%	0.00%	to	1.25%	(10.11)%	to	(8.97)%
2017	88	$14.57	to	$18.14	$1,438	0.00%	0.00%	to	1.25%	35.16%	to	36.86%

VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND CLASS I
2021	263	$34.91	to	$43.00	$9,627	0.00%	0.00%	to	1.25%	(5.33)%	to	(4.14)%
2020	330	$36.88	to	$44.86	$12,914	0.00%	0.00%	to	1.25%	37.29%	to	39.01%
2019	372	$26.86	to	$32.27	$10,369	0.00%	0.00%	to	1.25%	34.36%	to	36.05%
2018	351	$19.99	to	$23.72	$7,284	0.00%	0.00%	to	1.25%	(7.81)%	to	(6.64)%
2017	366	$21.69	to	$25.41	$8,224	0.00%	0.00%	to	1.25%	13.15%	to	14.57%

(Concluded)

PART C
OTHER INFORMATION
Item 27. Exhibits
(a)
Board of Directors Resolutions. Copy of resolution of the Board of Directors is incorporated by reference to Registrant’s Post-Effective Amendment No. 32 to Registration Statement on Form N-4 filed on April 25, 2002 (File No. 2-89550).
(b)
Custodial Agreements. Not Applicable.
(c)
Underwriting Contracts. Underwriting Agreement between Depositor and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 23 to Registration Statement on Form N-4 filed on May 1, 1997 (File No. 2–89550).
(d)
Contracts.
(1) Form of each Variable Annuity Contract and Riders are incorporated by reference to Registrant’s Post- Effective Amendment No. 30 to Registration Statement on Form N-4 filed on October 30, 2000 (File No. 2- 89550).
(2) Form of Group Annuity Contract Amend 07 Amendment Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 45 to Registration Statement on Form N-4 filed on October 31, 2008 (File No. 2-89550).
(e)
Applications. Forms of Application are incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to Registration Statement on Form N-4 filed on October 30, 2000 (File No. 2-89550).
(f)
Depositor’s Certificate of Incorporation and By-Laws.
(1) Amended and Restated Articles of Incorporation of the Depositor are incorporated by reference to the Registrant’s Post-Effective Amendment No. 54 to Registration Statement on Form N-4, filed on April 17, 2015 (File No. 2-89550).
(2) Bylaws of the Depositor are incorporated by reference to the Registrant’s Post-Effective Amendment No. 54 to Registration Statement on Form N-4, filed on April 17, 2015 (File No. 2-89550).
(g)
Reinsurance Contracts. Not Applicable.
(h)
Participation Agreements.
(1) Participation Agreement, dated September 13, 1999, with The Alger American Fund, Fred Alger Management Inc. and Fred Alger & Company, Inc. is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(2) Fund Participation Agreement, dated June 6, 2000, with American Century Investment Management, Inc. and American Century Investment Services, Inc. is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(3) Participation Agreement with American Funds Insurance Series dated January 28, 2008, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(4) Amendment to Fund Participation Agreement with American Funds Insurance Series dated September 30, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(5) Amendment to Fund Participation Agreement with American Funds Insurance Series dated August 28, 2013, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(6) Amendment to Fund Participation Agreement with American Funds Insurance Series dated April 3, 2014, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(7) Fund Participation Agreement, dated April 30, 2009, with Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. is incorporated by reference to Post- Effective Amendment No. 21 to Registration Statement on Form N-4 filed April 16, 2010 (File No. 333-52956).
(8) Amendment to the Fund Participation Agreement with Columbia Funds, Columbia Management Investment Advisers, LLC and Columbia Management Distributors, Inc., dated April 13, 2015, is incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to Registration Statement on Form N-4 filed on April 21, 2016 (File No. 2-89550).
(9) Fund Participation Agreement, dated March 12, 2004, with Davis New York Venture Fund, Davis Select Advisers, L.P. and Davis Distributors, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(10) Participation Agreement with Federated Insurance Series dated October 26, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811- 07549).
(11) Amendment to Participation Agreement with Federated Insurance Series dated February 15, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(12) Participation Agreement, dated October 26, 2006, with Variable Insurance Products Fund I, II, III and IV and Fidelity Distributors Corporation is incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement Form N-6 filed on April 30, 2007 (File No. 333-70963).
(13) Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2000, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333- 147743).
(14) Amendment to Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2006, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).
(15) Amendment to Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2008, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).
(16) Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust dated May 1, 2000 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.
(17) Amendment to Fund Participation Agreement with Franklin Templeton Variable Insurance Trust dated December 5, 2014 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.
(18) Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated December 15, 2011 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on

October 7, 2015 (File No. 333-203628).
(19) Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated July 8, 2015 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
(20) Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).
(21) Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated September 18, 2013 is incorporated by reference to Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(22) Participation Agreement, dated June 1, 1998, with Janus Aspen Series and Janus Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(23) Fund Participation Agreement dated December 27, 1999, with Legg Mason Wood Walker, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).
(24) First Amendment to Fund Participation Agreement dated July 27, 2012, with Legg Mason Investor Services, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).
(25) Second Amendment to Fund Participation Agreement dated April 20, 2015, with Legg Mason Investor Services, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).
(26) Fund Participation Agreement, dated July 23, 2009, with Lord Abbett Family of Funds and Lord Abbett Distributors, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 47 to Registration Statement on Form N-4 filed on April 30, 2010 (File No. 2-89550).
(27) Participation Agreement, dated May 1, 2008, with MFS Variable Insurance Trust and MFS Fund Distributors is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(28) Participation Agreement with PIMCO Variable Insurance Trust dated September 18, 2002, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).
(29) Amendment to Participation Agreement with PIMCO Variable Insurance Trust dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).
(30) Amendment to Participation Agreement with PIMCO dated April 2005 is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).
(31) Amendment to Participation Agreement with PIMCO dated October 31, 2011 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 19, 2011 (File No. 333-176926).
(32) Fund Participation Agreement, dated September 9, 1999, with Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc., is incorporated by reference to

Registrant’s Post-Effective Amendment No. 51 to Registration Statement on Form N-4 filed on April 18, 2013 (File No. 2-89550).
(33) Participation Agreement, dated April 30, 2008, with Putnam Variable Trust and Putnam Retail Management Limited Partnership is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(34) Fund Participation Agreement, dated July 26, 2004, with RidgeWorth Funds (formerly STI Classic Funds), RidgeWorth Capital Management, Inc., and BISYS Fund Services Limited Partnership, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(35) Participation Agreement with Royce Capital Fund and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).
(36) Form of Shareholder Information Agreement with Eligible Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 42 to Registration Statement on Form N-4 filed on April 30, 2007 (File No. 2-89550).
(i)
Administrative Contracts. Not Applicable.
(j)
Other Material Contracts. Not Applicable.
(k)
Legal Opinion. Opinion of Counsel is incorporated by reference to Registrant’s Post-Effective Amendment No. 31 to Registration Statement on Form N-4 filed on April 30, 2001 (File No. 2-89550).
(l)
Other Opinions
(1) Written Consent of Carlton Fields, P.A. is filed herewith.
(2) Written Consents of Deloitte & Touche LLP are filed herewith.
(3) Powers of Attorney for Directors Bernbach, Bienfait, Carney, Coutu, A. Desmarais, P. Desmarais, Jr., Doer, Fleming, Généreux, Louvel, Madoff, Mahon, Orr, Reynolds, Ryan, Jr., Selitto and Walsh are filed herewith.
(m)
Omitted Financial Statements. Not Applicable.
(n)
Initial Capital Agreements. Not Applicable.
(o)
Form of Initial Summary Prospectus. Not Applicable.
Item 28. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy, III	(2)	Director, President and Chief Executive Officer
J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director
R. Bienfait	(4)	Director
J. Carney	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director

Name	Principal Business Address	Positions and Offices with Depositor
P.G. Desmarais, Jr.	(4)	Director
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director
P.B. Madoff	260 West 11th Street New York, NY 10021	Director
P.A. Mahon	(1)	Director
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
A.S. Bolotin	(2)	Executive Vice President & Chief Financial Officer
J.F. Bevacqua	(2)	Chief Risk Officer
C. Kline	(2)	Chief Information Officer
K.I. Schindler	(3)	Chief Compliance Officer
R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary
T. Wilson	(2)	Chief Product Officer
R.H. Linton, Jr.	(2)	Executive Vice President, Empower Retirement Operations
J.E. Brown	(2)	Senior Vice President and Chief Investment Officer
S.E. Jenks	(2)	Senior Vice President, Marketing
J.D. Kreider	(2)	Senior Vice President and Head of Great- West Investments
W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market
D.G. McLeod	(2)	Senior Vice President and Chief Business Development Officer
C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower Retirement
D.A. Morrison	(2)	Senior Vice President, Government Markets
J.M. Smolen	(2)	Senior Vice President, Core Market
C.G. Step	(2)	Senior Vice President and Chief Customer Experience Officer
C. E. Waddell	(2)	Senior Vice President, Retirement Solutions
K.S. Roe	(2)	Corporate Controller
(1)
100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)
8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)
8525 East Orchard Road, Greenwood Village, Colorado 80111.

(4)
Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant as of December 31, 2021
The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2021
I
OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
50.88% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family
Residuary Trust are as follows. There are issued and outstanding as of December 31, 2021 621,756,088 Subordinate Voting
Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,170,364,748.

Pansolo
Holding Inc.
owns directly
and indirectly
48,363,392
SVS and
54,715,456
PPS, entitling
Pansolo
Holding Inc. to
an aggregate
percentage of
voting rights of
595,517,952 or
50.88% of the
total voting
rights attached
to the shares of
PCC.

II
OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.
Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.649% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Empower Retirement, LLC
100.0% - Empower Retirement Plan Co., LLC
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.00% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
100.0% - Empower Holdings, LLC
100.0% - Personal Capital Corporation
100.0% - Personal Capital Advisors Corporation
100.0% - Personal Capital Services Corporation
100.0% - Personal Capital Technology Corporation
99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)
100.0% - Empower Securities Holdings, LLC

B.
Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.649% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.

100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, LLC
100.0% - 37 Capital Structured Credit General Partner, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, L.L.C.
100.0% - 37 Capital General Partner, LLC
100.0% - 37 Capital Bluescale General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Japan Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.
The Canada Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.649% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco LRCN Trust
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
100.0% - Great-West Lifeco Finance 2019, LLC
100.0% - Great-West Lifeco Finance 2019 II, LLC
100.0% - GW Lifeco U.S. Finance 2020, LLC
100.0% - Empower Finance 2020, LLC
1.0% - Great-West Lifeco U.S. Finance 2020 LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco, Inc.)
99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - GW Lifeco US Finance 2020 5 Year, LLC

99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Empower Finance 2020 A, LLC
100.0% - Empower Finance 2020 B, LLC
100.0% - Empower Finance 2020 C, LLC
99.0% - Great-West Lifeco US Finance 2019, LP (1.0% owned by 2142540 Ontario Inc.)
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - Empower Finance UK 2021 Limited
100.0% - Empower Finance Swiss 2021 GmbH
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc.
100.0% - 2142540 Ontario Inc.
100.0% - 2023308 Ontario Inc.
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)
100.0% Great-West Lifeco Finance 2017, LLC
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
1.0% - Great-West Life US Finance 2019 LP (99% owned by Great-West Lifeco Inc.)
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
20.0% - 11249185 Canada Inc.
20.0% - Armstrong LP (1.0% owned by 11249185 Canada Inc.)
100% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.
100% - Northleaf SH288 GP Ltd
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
100% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VIII GP Ltd.
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
100% - NCP NWP US GP Ltd.
40% - Northleaf NICP III GP Ltd.

100% - NCP US Terminals GP LLC
100% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100% - Northleaf/PRD Holdco GP Ltd.
100% - Northleaf/PRD GP Ltd.
100% - Northleaf Trustees Limited
100% - Northleaf NVCF Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - Northleaf 2013-2014 Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - NCP 2015 Canadian Holdings Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP GP Ltd.
49% - Northleaf NICP II GP Ltd.
100% - Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
49% - Northleaf NICP Holdings GP Ltd.
100% - SW Holdings GP Ltd.
100% - Northleaf South Dundas GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.
100% - Northleaf Millenium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.
100% - Northleaf 2017-2018 PE Holdings Ltd.
100% - Northleaf 1855 Holdings Ltd.
49% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf NPC I Holdings Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.

49% - Northleaf NCO GP Ltd.
100% - Northleaf NICP III Holdings Ltd.
100% - Northleaf CFOF Class C 2019 Ltd.
100% - Northleaf 010 II Holdings Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NPE VIII Holdings Ltd.
100% - Northleaf NSP III Holdings Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - The Canada Life Assurance Company (NAIC #80659, MI)
99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
100.0% - CL 25 North LLC
10.0% - 25 North Investors, LLC
100.0% - 25 North Investors SPE1, LLC
100.0% - 25 North Investors SPE3, LLC
100.0% - 25 North Investors SPE4-9, LLC
100.0% - Great-West US RE Acquisition, LLC
100.0% - EW GP Fund I LLC
100.0% - CL EVOX LLC
10.0% - EVOX Holdings LLC
100.0% - EVOX Holdings II LLC
100.0% - EVOX NJ Edison 65 LLC
100.0% - EVOX TRS LLC
100.0% - EVOX TN Smyrna 2699 LLC
100.0% - EVOX TX Sugar Land 12510 LLC
100.0% - EVOX OR Hillsboro 3550 LLC
100.0% - EVOX CA Oceanside 4665 LLC
100.0% - EVOX CA Fremont 43990 LLC
100.0% - EVOX AZ Chandler 800 LLC
100.0% - EVOX AZ Chandler Airpark LLC
100.0% - EVOX CO Centennial LLC
99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)
41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great- West Investors LP Inc.)
100.0% - T.H. Lee Interests
77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)
100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Direct 3209 Lionshead LLC
100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC
100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC
100.0% - GWL Realty Advisors Inc.
100.0% - RAUS GP Holdings Inc.
100.0% - GWL U.S. Property Fund LP LLC
100.0% - GWLRA GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWL RES GP LLC
0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)
0.01% - CL US Property Feeder II LP (99.99% owned by Great-West Life & Annuity Insurance Company)
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
100.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - Canada Life Securities Ltd.
100.0% - ClaimSecure Inc.
100.0% - 2020917 Alberta Ltd.
77.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc.)
84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
100.0% - The Walmer Road Limited Partnership
100.0% - Laurier House Apartments Limited
100.0% - Marine Promenade Properties Inc.
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
100.0% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
100.0% - 4362014 Nova Scotia Company
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.
100.0% - CLUS Mgmt Holdings Inc.
100.0% - GW Property Services, LLC
100.0% - RMA Realty Holdings Corporation Ltd.
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
97.44% - RMA Real Estate LP (2.56% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc.
100.0% - Trop Beau Developments Limited
100.0% - RA SPE 599 Holdings Inc.
100.0% - RA SPE 599 Inc.
100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)

62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)
100.0% - Saskatoon West Shopping Centres Limited
87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.09% - 7420928 Manitoba Limited Partnership (88.57% owned by The Canada Life Assurance Company and 11.30% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.
100.0% - 1338988 B.C. Ltd.
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 13369901 Canada Inc.
100.0% - 4298098 Canada Inc. 100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
100.0% - Excel Private Wealth Inc
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
100.0% - 185 Enfield GP Inc.
0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)
100.0% - 320 McRae GP Inc.
0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)
100.0% - 11658735 Canada Inc.
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - Continuum Financial Centres Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
100.0% - TORCE Investment Management Inc..
100.0% - Henderson GP ULC
0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
100.0% - Canada Life Capital Corporation, Inc.
100% - GLC Reinsurance Corporation
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - The Canada Life Group (U.K.) Limited

80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company Limited
26.9% - JDC Group AG
75.1% - BB-Wertpapier-Verwaltungsgesellschaft mbH
100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Morgen & Morgen GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
50.0% - AIBJV Holdings Limited
100.0% - AIBJV dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
100.0% - ILIM European Real Estate Fund General Partner SARL
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited

100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life UK Staff Pension Trustee Limited
100.0% - MGM Advantage Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - Canada Life Platform Limited
100.0% - Canada Life SIPP Trustee Limited
100.0% - Canada Life Platform Nominee Limited
100.0% - Canada Life Limited
14.0% - Harbourside Leisure Management Company Limited
28.0% - Springvale Management Company Limited
11.0% - St. Paul’s Place Management Company Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Home Finance Trustee Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - ILHAWK Limited
100.0% - Ark Life Assurance Company dac
50.0% - Vigo Health Limited
100.0% - ILGAPT Limited
100.0% APT Workplace Pension Ltd.
100.0% APT Wealth Management Ltd.
100.0% APTFS Nominees Ltd.
100.0% - ILGWM Limited
100.0% - Clearview Investments & Pensions Limited
90.0% - Harvest Trustee Limited
90.0% - Harvest Financial Services Limited
100.0% - Irish Life Health dac
100.0% - Irish Life Wellbeing Limited
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Services Limited
100.0% EIS Financial Services Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
75.0% - 1939 ILIV Consulting Limited
100.0% - Invesco Limited
100.0% - City Life Limited
100.0% - ILP Pension Trustees DAC
100.0% - Invesco Trustee AC
100.0% - Acumen & Trust Pension Trustees dac
100.0% - BCRM Financial Holdings (Ireland) dac
100.0% - Acumen & Trust dac
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Trustee Services Limited
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
50.0% - Dakline Company Ltd.
52.8% - Platform Capital Holdings Limited
100.0% - Conexim Advisors Limited
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - Canada Life International Reinsurance Corporation
100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life International Reinsurance (Barbados) Corporation
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
45.0% - Wealthsimple Europe S.á.r.l.
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
100.0% - Canada Life Capital Bermuda II Limited
77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)

100.0% - CL 22 Chapel GP Inc.
0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
100.0% - CL Eastlake GP Inc.
0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)
100.0% - CL Lago GP Inc.
0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)
100.0% - CL 2505 Bruckner GP Inc.
0.001% - CL 2505 Bruckner LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 2505 Bruckner LP (0.001% owned by CL 2505 Bruckner Inc.)
100.0% - The Canada Life Insurance Company of Canada
6.07%- 7420928 Manitoba Limited Partnership (93.91% limited partner interest held by The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.02% interest)
100.0% - 6855572 Manitoba Ltd.
100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)
60.0% - 13533514 Canada Inc.
100.0% - Neil & Associates (2006) Inc.
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
16.0% - 2148902 Alberta Ltd. (85% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
1 00.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.

100.0% - Canada Life Mortgage Services Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust
100.0% - Canada Life Investment Management Ltd.

D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
61.721% - IGM Financial Inc. (direct and indirect 65.559%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - 1000054111 Ontario Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Financial Capital Corporation
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation

100.0% - Mackenzie U.S. Fund Management Inc.
13.9% - China Asset Management Co., Ltd.
80.0% - 11249185 Canada Inc.
100.0% - Armstrong LP
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.
100% - Northleaf SH288 GP Ltd.
100% - Northleaf/SYD GP Ltd.
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
49% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VII GP Ltd.
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
49% - NEIF GP Ltd.
100% - NCP NWP US GP Ltd.
49% - Northleaf NICP III GP Ltd.
100% - NCP US Terminals GP LLC
100% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100% - Northleaf/PRD Holdco GP Ltd.
100% - Northleaf/PRD GP Ltd.
100% - Northleaf Trustees Limited
100% - Northleaf NVCF Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - Northleaf 2013-2014 Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - NCP 2015 Canadian Holdings Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP GP Ltd.
49% - Northleaf NICP II GP Ltd.
100% -Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
49% - Northleaf NICP Holdings GP Ltd.
100% - SW Holdings GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.

100% - Northleaf Millennium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.
100% - Northleaf 2017-2018 PE Holdings Ltd.
100% - Northleaf 1855 Holdings Ltd.
49% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf NPC I Holdings Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.
49% - Northleaf NCO GP Ltd.
100% - Northleaf NICP III Holdings Ltd.
100% - Northleaf CFOF Class C 2019 Ltd.
100% - Northleaf 010 II Holdings Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NPE VIII Holdings Ltd.
100% - Northleaf NSP III Holdings Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - 1223593 Canada Inc.
100.0% - GLC Asset Management Group Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Mackenzie GP Inc.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
18.54% - Portag3 Ventures LP
19.82% - Springboard LP

55.23% - Springboard LP
56.50% - WealthSimple Financial Corp. (54.80% equity)
29.33% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
16.55% - Portage Ventures III LP
14.60% - Conquest Planning Inc.

E.
Pargesa Holding SA Group of Companies (European investments)
Power Corporation of Canada
100.0% - Power Financial Corporation
100.0% - Power Financial Europe SA
50.0% - Parjointco SA
100.0% - Pargesa SA
44.2% Groupe Bruxelles Lambert (29.1% in capital)
0.9% - Groupe Bruxelles Lambert (1.1% in capital)
0.9% - Umicore SA
19.8% - Ontex NV
12.6% - Pernod Ricard SA (7.6% in capital)
96.5% - FINPAR II SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Ontex NV
90.2% - FINPAR III SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
94.4% - FINPAR IV SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Imerys
94.9% - FINPAR V SRL
0.1% - Groupe Bruxelles Lambert
0.3% - Marnix Lux SA
95.0% - FINPAR VI SRL
0.1% - Groupe Bruxelles Lambert
0.3% - Marnix Lux SA
98.6% - FINPAR VII SRL
0.4% - Groupe Bruxelles Lambert (0.3% in capital)
4.9% - GfG Topco S.a.r.l.
1.2% - Sagerpar SA
100.0% - Belgian Securities BV
67.3% - Imerys (54.6% in capital)
100.0% - Brussels Securities SA
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore SA
100.0% - URDAC SA

0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
2.8% - Groupe Bruxelles Lambert
100.0% - GBL O
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Verwaltung SA
100.0% - GBL Investments Limited
100.0% - GBL Energy S.á.r.l.
100.0% - Serena S.á.r.l.
19.1% - SGS
100.0% - Eliott Capital S.á.r.l.
100.0% - Sienna Capital S.á.r.l
100.0% - Sienna Capital Management SA
100.0% - Sienna Capital London Ltd.
100.0% - Sienna Real Estate Solutions S.à.r.l.
89.4% - L’Etoile Properties Partner JV B.V.
100.0% - Sienna Capital Opportunity GP S. à .r.l.
50.0% - Avanti Acquisition GP S. à .r.l
100.0% - Sienna Capital Invest GP S.à.r.l.
100.0% - Sienna IM Digital GP S.à.r.l.
100.0% - Sienna Capital Invest SCSp
31.1% - Kartesia Credit Opportunities III SCA, SICAV-SIF
16.7% - Kartesia Credit Opportunities IV SCS
0.4% - Sagard II A FPCI
74.7% - Sagard II B FPCI
26.4% - Sagard 3 FPCI
22.1% - Sagard 4A FPCI/Sagard 4B FIPS
42.7% - Sagard NewGen FPCI
32.4% - Sagard Santé Animale FPCI
35.6% - PrimeStone Capital Fund ICAV
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
58.3% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP
40.0% - Backed 2 LP
10.0% - Backed 2 Founder LP
38.0% - Marcho Partners Feeder Fund ICAV
95.3% - Marcho Partners Long Feeder Fund ICAV
15.4% - Matador Coinvestment SCSp
28.2% - C2 Capital Global Export-to-China Fund, L.P.
10.3% - Globality, Inc.
20.3% - HCM IV, L.P.
37.5% - EP Sienna IM European Broken Core Office Fund
49.3% - HCM S3C LP (AKA Commure)

17.3% - Innovius Capital Fund I, L.P.
14.8% - 468 Capital II GmbH & Co. KG
100.0% - Sienna Capital US LLC
15.0% - Pat McGrath Cosmetics LLC
100.0% - Sienna Capital Opportunity Carry SCSp
100.0% - Sienna Capital Opportunity Fund SCSp
100.0% - SC Opportunity Master S.a.r.l.
100.0% - Sienna Capital Participations S.á.r.l
10.8% - Sagard FCPR
50.0% - Ergon Capital Partners SA
50.0% - Ergon Capital Partners II SA
89.9% - Ergon Capital Partners III SA
34.4% - Ergon Capital Partners IV, SCSp
15.9% - Ergon Opseo Long Term Value Fund SCSp
17.2% - Ergon SVT Long Term Value Fund SCSp
15.1% - Merieux Participations SAS
34.3% - Merieux Participations 2 SAS
34.9% - KKR Sigma Co-Invest II L.P.
3.6% - StreetTeam Software Limited (DBA as Pollen)
100.0% - Sienna Capital Co-Invest Master S.a.r.l
29.2% - StreetTeam Software Limited (DBA as Pollen)
2.4% - GFG Capital S.a.r.l.
100.0% - Sienna IM Digital Bonds SCA SICAV RAIF
100.0% - Sienna IM Digital Bonds SCSp
50.0% - Avanti Acquisition SCSp
20.0% - Avanti Acquisition Corp.
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
23.1% - Piolin II S.á.r.l
100.0% - Piolin Bidco SAU
100.0% - Oliver Capital S.á.r.l
100.0% - Theo Capital S.á.r.l
100.0% - Owen Capital S.á.r.l
95.1% - GfG Topco S.á.r.l
86.4% - GfG Capital S.á.r.l
55.5% - Go-For-Gold Holding GmbH
100.0% - Canyon Bicycles GmbH
50.0% - GoForGold Verwaltungs GmbH
100.0% - GoForGold Coinvest CmbH & Co KG
4.5% - GoForGold Holding GmbH
100.0% - Arthur Capital S.a.r.l.
15.0% - Umicore SA
100.0% - Jade Capital S.a.r.l.
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
5.1% - FINPAR V SA

5.0% - FINPAR VI SA
1.4% - FINPAR VII SA
100.0% - Vancouver Capital S.á.r.l
15.6% - Stan Holding SAS
99.0% - Voodoo SAS
100.0% - Altitude Holdco S.á.r.l
100.0% - Altitude Capital S.á.r.l
100.0% - Sapiens S.á.r.l
58.6% – Marnix Lux SA
100.0% - Marnix French ParentCo SAS
100.0% - Marnix French TopCo SAS
100.0% - Marnix SAS
100.0% - Courcelles Lux S.á.r.l
100.0% - Wowholdco SAS
100.0% - Webhelp SAS
F.
Power Corporation (International) Limited Group of Companies (Asian investments)
Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
13.9% - China Asset Management Limited
G.
Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - SVRE Management Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Communications Inc.
100.0% - Power Corporation International
100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gestion Gesca Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
50.0% - 1004096 Canada Inc. (“workopolis”)

100.0% - Power Sustainable Capital Inc.
100.0% - Power Sustainable Manager Inc.
100.0% - Power Sustainable China Corporation Ltd.
100.0% - PSEIP Carry Holding LP
100.0% - Power Sustainable Energy Infrastructure Inc.
100.0% - PSEIP Carry Canada Inc
100.0% - PSEIP US GP Inc.
100.0% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Potentia Renewables US Holdings LLC (Delaware)
100.0% - PR Land Holdings, LLC
100.0% - PR Development LLC
100.0% - Banjo Solar Holdings Corp.
49.0% - Kamaole Solar Holdings, LLC
49.0% - Kamaole Solar, LLC
100.0% - PR Operating LLC
100.0% - Potentia MN Solar Fund 1 Managing Member, LLC
64.0% - Potentia MN Solar Fund I, LLC
100.0% - Minnesota Solar CSG 1, LLC
100.0% - Minnesota Solar CSG 4, LLC
100.0% - Minnesota Solar CSG 8, LLC
100.0% - Minnesota Solar CSG 9, LLC
100.0% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC (Delaware)
100.0% - PSEIP US Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure Canada I Inc.
100.0% - PSEIP Canada GP Inc.
100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP
100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP
100.0% - 2866075 Ontario Inc.
100.0% - Oxley Wind Farm Inc.
100.0% - Wheatland Wind Project Ltd.
100.0% - Wheatland Wind Project LP
100.0% - Ellershouse 3 GP Inc.
100.0% - Ellershouse 3 Wind Limited Partnership
100.0% - Panuke Lake GP Inc.
100.0% - Panuke Lake Wind GP Inc.
100.0% - PR Canada Land Holdings GP Inc.
100.0% - PR Canada Land Holdings Limited Partnership
75.0% - Paintearth Wind Project Ltd.
75.0% - Paintearth Wind Project LP
100.0% - 5979359 Manitoba Ltd.
100.0% - 5956162 Manitoba Ltd.
100.0% - 5529442 Manitoba Ltd.
100.0% - Sequoia Loch Lomond Solar Energy LP
50.0% - Loch Lomond Wind Energy LP
50.0% - Sequoia Renewable Energy System LP

100.0% - Sequoia Energy US Inc.
100.0% - Potentia Renewables 15 GP Inc.
100.0% - Potentia Renewables 15 Limited Partnership
100% - PRI Wind GP Trust
100.0% - PRI Wind LP
50.0% Affinity Wind GP Inc.
100.0% - PRI Solar GP Trust
100.0% - PRI RT Solar LP
100.0% - PRI Industrial Solar (GP) Inc.
84.90% - PRI Industrial Solar LP
100.0% - Potentia Renewabes 16 GP Inc.
100.0% - Potentia Renewables 16 Limited Partnership
100.0% - PRI Solar Gardens Nominee Inc.
100.0% - PRI Solar Gardens GP Trust
100.0% - PRI Solar Gardens LP
100.0% - Potentia Renewables 17 GP Inc.
100.0% - Potentia Renewables 17 Limited Partnership
100.0% - SunE Newboro 4 LP
100.0% - SunE Welland Ridge LP
50.0% - SunE Sky Erie Ridge LP
75.0% - Truro Heights Wind LP
75.0% - Pockwock Wind LP
100.0% - PR Development GP Inc.
100.0% - PR Development Limited Partnership
100.0% - Potentia Reneawables 18 GP Inc.
100.0% - Potentia Renewables 18 Limited Partnership
100.0% - BrightRoof IP Ltd.
100/0% - BrightRoof GP Inc.
99.0% - BrightRoof II GP Inc.
100.0% - BrightRoof Solar Limited Partnership
49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership
49.0% - JCM Solar G.P.1 Ltd.
49.0% - Maxim Solar Power Corporation
49.9% - Tendors GP 1 Ltd.
40.9% - GSC RP 1 LP
49.9% - GSC RP 5 LP
49.9% - GSC 6 LP
100.0% - 2886075 Ontario Inc.
100.0% - PSEIP Canada Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure US I Inc. (Delaware)
100.0% - PSEIP Carry Canada GP Inc.
100.0% - PSEIP Carry Canada LP
100.0% - PSEIP Carry Holding US LP
100.0% - PSEIP Carry US Inc. (Delaware)
100.0% - PSEIP Carry US GP Inc. (Delaware)
100.0% - PSEIP Carry US LP
100.0% - Power Pacific Investment Management Inc.

100.0% - Power Pacific China A-Shares Core Strategy GP Inc.
100.0% - Power Pacific China A-Shares Core Strategy LP
100.0% - Power Pacific Investment Management (Ireland) Limited
100.0% - Power Pacific Opportunity Funds ICAV
100.0% - Power Pacific China A-Shares Core Strategy (US) GP LLC (Delaware)
100.0% - Power Pacific China A-Shares Core Strategy (US) Fund LP (Delaware)
100.0% - Power Sustanable (Shanghai) Investment Management Co., Ltd.
4.778% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
100.0% - PR International Holdings Corp.
35.0% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Stirling Wind Project Ltd.
100.0% - Stirling Wind Project LP
75.0% - Stirling Renewable Energry Limited Partnership
100.0% - Emerald Solar Energy, SRL
50.0% - Soluciones de Energoa Alterna, S.L.
100.0% - Jenner Sponsor LP
100.0% - Jenner 1 Limited Partnership
100.0% - Jenner 2 Limited Partnership
100.0% - Jenner 3 Limited Partnership
100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdins Corp
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar Limited Partnership
100.0% - TSPS (Portfolio 1) Limited Partnership
100.0% - TSPS (Portfolio 2) Limited Partnership
85.0% - Reliant First Nation Limited Partnership
100.0% - PSI Solar Finance 1 Limited Partnership
100.0% - MOM Solar Limited Partnership
100.0% - MOM Guarantor Limited Partnership
100.0% - MOM V Limited Partnership
100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership
100.0% - OSPS (002273 – 3673 McBean) Limited Partnership
100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership
100.0% - Potentia Solar 5 Limited Partnership
100.0% - Potentia Solar 6 Limited Partnership
100.0% - Potentia Solar 7 Limited Partnership
100.0% - Potentia Solar 9 Limited Partnership
100.0% - Potentia Solar 10 Limited Partnership
100.0% - Potentia Solar 11 Limited Partnership
100.0% - Potentia Solar 12 Limited Partnership
100.0% - Potentia Solar 14 Limited Partnership

100.0% - PSI Construction Agent 2 Limited Partnership
100.0% - PSI Construction Agent 4 Limited Partnership
100.0% - PRI Construction Limited Partnership
100.0% - PRI Consulting Limited Partnership
100.0% - PSI Solar Finance (FIT 4) Limited Partnership
100.0% - PSI Finance 13 Limited Partnership
100.0% - Reliant First Nation GP Inc.
100.0% - Reliant (No. 1) Solar Holdings Inc.
100.0% - Metasolar Consultants Inc.
100.0% - Potentia Energy Limited Partnership
100.0% - Potentia Solar Holdings GP Inc.
100.0% - PRI Construction Agent 2 GP Inc.
100.0% - PRI Construction Agent 4 GP Inc.
100.0% - PRI Consulting GP Inc.
100.0% - PSI Solar Finance (FIT 4) GP Inc.
100.0% - Potentia Solar 9 GP Inc.
100.0% - Potentia Solar 10 GP Inc.
100.0% - Potentia Solar 11 GP Inc.
100.0% - Potentia Solar 12 GP Inc.
100.0% - PSI Finance 13 GP Inc.
100.0% - Potentia Energy GP Inc.
100.0% - PSI Solar Finance 1 GP Inc.
100.0% - 2323953 Ontario Inc.
100.0% - MOM Guarantor GP Inc.
100.0% - MOM Solar GP Inc.
100.0% - PSI Solar Finance 5 GP Inc.
100.0% - Potentia Solar 5 GP Inc.
100.0% - Potentia Solar 6 GP Inc.
100.0% - Potentia Solar 7 GP Inc.
100.0% - MSPC V General Partner Inc.
100.0% - PSI Solar Finance 14 GP Inc.
100.0% - Potentia Solar 14 GP Inc.
100.0% - AS GP Inc.
100.0% - TSPS (Portfolio 1) GP Inc.
100.0% - TSPS (Portfolio 2) GP Inc..
100.0% - PSI Construction Agent 4 GP Inc.
100.0% - Solarize Holdings GP Inc.
100.0% - Solarize Services GP Inc.
100.0% - GS 2013 GP Inc.
100.0% - SE 2011 GP Inc.
100.0% - QS1 2012 GP Inc.
100.0% - QS4 2012 GP Inc.
100.0% - QS15 2012 GP Inc.
100.0% - SE 2012 GP Inc.
100.0% - SE2 2013 GP Inc.
100.0% - SE5 2013 GP Inc.
100.0% - SE9 2013 GP Inc.

100.0% - Solarize Financial 2015 GP Inc.
100.0% - Solexica Energy GP5 Inc.
100.0% - ME3 2012 GP Inc.
100.0% - ME10 2012 GP Inc.
100.0% - ME11 2012 GP Inc.
100.0% - Solarize Holdings LP
100.0% - Solarize Services LP
100.0% - SE 2011 LP
100.0% - GS 2013 LP
100.0% - SE7 2013 GP Inc.
49.98% - QS1 2012 LP
49.985% - QS4 2012 LP
49.985% - QS15 2012 LP
49.99% - SE 2012 LP
49.99% - SE2 2013 LP
49.99% - SE 5 2013 LP
40.0% - SE7 2013 LP
80.0% - SE9 2013 LP
100.0% - Solarize Financial 2015 LP
49.99%- ME3 2012 LP
42.5% - ME10 2012 LP (42.5% Potentia Reneables Inc.)
49.99% - ME11 2012 LP
99.99% - Solexica Energy LP
85.0% - Solexica Solar Brampton GP
100.0% - Potentia Renewable Developments, LLC
100.0% - Golden Sounth Wind GP Inc.
100.0% - Golden South Wind LP
100.0% - Potentia NB GP Inc.
100.0% - Potentia NB LP
50.0% - Pokeshaw Windfarm Limited Partnership
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - Nautilus Seller 2020
100.0% - ISM Solar Cranston
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - P52ES Raphel Rd Community Solar, LLC
100.0% - Bulldog Solar One LLC
100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC
100.0% - Hostetter Solar One, LLC
100.0% - Burns Solar One LLC
100.0% - Lowry CSG 2, LLC
100.0% - Paynesville CSG 1, LLC

100.0% - Plato CSG, LLC
35.0% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC
100.0% Nautilus Sponsor Member 2021 LLC
100.0% Sponsor Membership Interests - Nautilus Owner 2021, LLC
100.0% - Nautilus Owner 2021 (King) LLC
100.0% - Nautilus Sponsor Member, 2020 LLC
40.0% - Nautilus Owner 2020, LLC
100.0% - Nautilus Owner 2020 (Beacon) LLC
100.0% - Nautilus Owner 2021 (King) LLC
100.0% - Hazelnut Solar, LLC
100.0% - NPF Solar, LLC
100.0% - NSE Beacon Solar, LLC
100.0% - NSE Camber Solar PS13 LLC
100.0% - NSE Camber Solar PS12, LLC
100.0% - NSE Camber Solar PS11 LLC
100.0% - NSE Camber Solar PS6 LLC
100.0% - NSE Camber Solar PS5 LLC
100.0% - NSE Camber BH CSG2, LLC
100.0% - Mtn Solar 6 LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE CroakerRenewables Inc.
100.0% - Bright Oak Solar LLC
100.0% - River Valley Solar LLC
100.0% - Fryeburg Solar. LLC
100.0% - Sanford Solar LLC
100.0% - Wells Solar LLC
100.0% - NSE Wixon Solar LLC
100.0% - NSE Mattacheese Solar LLC
100.0% - NSE Barnstable HS Solar LLC
100.0% - NSE Cape Cod Solar IV, LLC
100.0% - NSE Duxbury Solar, LLC
100.0% - NSE Solar #1032, LLC
100.0% - Renew Solar RI Exeter Ten LLC
100.0% - Renew Solar RI Exeter Mail LLC
100.0% - Renew Solar RI Hanton City LLC
100.0% - Renew Solar RI Ashaway LLC
100.0% - Renew Solar RI NEM LLC
100.0% - Kirby Road Solar LLC
100.0% - Islander Solar, LLC
100.0% - Solar Club 35, LLC
100.0% - Solar Club 15, LLC
100.0% - Solar Club 20, LLC
100.0% - Solar Club 23 LLC
100.0% - Solar Club 28 LLC
100.0% - Red Wing Solar 3 LLC
100.0% - Solar Club 30 LLC

100.0% - Solar Club 10 LLC
100.0% - NSE Sackets Solar, LLC
100.0% - Tiffany Energy LLC
100.0% - P52ES 1755 Henryton Rd Phase 2, LLC
100.0% - Sturgeon Solar Gray, LLC
100.0% - ISM Solar Town House, LLC
100.0% - ISM Solar Quarry, LLC
100.0% - Lion One, LLC
100.0% - Bear One, LLC
100.0% - Maverick One, LLC
100.0% - Indian One, LLC
100.0% - Mustang One, LLC
100.0% - Hanover Pike Solar, LLC
100.0% - Nautilus Helios Solar Torsk, LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Pivot Solar 1, LLC
100.0% - Pivot Solar 2, LLC
100.0% - Pivot Solar 3, LLC
100.0% - Pivot Solar 4, LLC
100.0% - Pivot Solar 7, LLC
100.0% - Pivot Solar 8, LLC
100.0% - Pivot Solar 14, LLC
100.0% - Pivot Solar 15, LLC
100.0% - BD Solar Oakland, LLC
100.0% - BD Solar North Bridgton, LLC
100.0% - BD Solar Brewer LLC
100.0% - Meeting House Solar LLC
100.0% - West Deming Solar Project, LLC
100.0% - NSE AT01, LLC
100.0% - NSE FA01 LLC
100.0% - Sabattus SB01, LLC
100.0% - Washington WS03, LLC
100.0% – NS Belle Mead, LLC [100.0% of Class B Membership Interests]
100.0% - NSE KAM MM Holdco, LLC
100.0% Virgo KAM Holdco, LLC (class B units)
100.0% - Lindstrom Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - Winsted Solar LLC
100.0% - VH Holdco I, LLC
100.0% - VH WB Holdco LLC (class B units)
100.0% - VH West Brookfield LLC
100.0% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC

100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - P52ES 1755 Henryton Rd Phase I LLC
100.0% - Brooten CSG 1 LLC
100.0% - Buffalo Lake CSG 1 LLC
100.0% - Sacred Heart CSG 1 LLC
100.0% - Stewart CSG 1 LLC
100.0% - Nautilus Helios Solar Blackpoint, LLC
100.0% - TPE King Solar Holdings1, LLC
100.0% - TPE King Solar Holdings2, LLC
100.0% - Nautilus Solar Term Holdco LLC
100.0% - NSE Goat Island MM Holdco, LLC
1.0% Virgo Goat Island Holdco, LLC
100.0% Nautilus Goat Island Solar, LLC
100.0% - Nautilus Hopkins Hill MM Holdco LLC
1.0% Hopkins Hill Solar Lessee LLC
10.0% - Hopkins Hill Solar Lessor Holdco LLC (90% Nautilus Hopkins Hill MM Holdco LLC)
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Mayflower Holdco, LLC
100.0% - FFP Fund II Member1, LLC
100.0% - FFP Fund II Partnership1, LLC (Class B)
100.0% - Hollygrove Solar LLC
100.0% - Howland Solar LLC
100.0% - Pearl Solar LLC
100.0% - Pearl Solar II LLC
100.0% - FFP Schagticoke Project 1
100.0% - FFP Schenectady Project 1 LLC
100.0% - FFP Watertown Project 1 LLC
100.0% - FFP Guilderland Project 1 LLC
100.0% - Aegis Solar LLC
100.0% - FFP Fund II Partnership2, LLC (Class B units)
100.0% - FFP Bethlehem Project 1 LLC
100.0% - FFP BTC2 Project LLC
100.0% - Strauss Solar LLC
100.0% - Dover Solar LLC
100.0% - Ellsworth Solar LLC
100.0% - Ellsworth Solar II LLC
100.0% - Frog Hollow Solar LLC
100.0% - Howell Solar LLC
100.0% - FFP Owings Mills Project 1 LLC
100.0% - FFP Snow Hill Project 1 LLC
100.0% - FFP PGC18 Project LLC
100.0% - FFP Solar Holdings LLC

54.43% - LMPG Inc.
100.0% - Lumenpulse Lighting Corp.
100.0% - Sternberg Lanterns, Inc.
100.0% - Exenia s.r.l.
80.0% - CD/M2 Lightworks Corp
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
35.42% - The Lion Electric Company
H.
Other PFC Companies
Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 11249207 Canada Inc.
100.0% - PFC Ventures Inc.
100.0% - 9194649 Canada Inc.
100.0% - Springboard 2021 GP Inc.
100.0% - Springboard L.P.
56.50% - Wealthsimple Financial Corp. (54.80% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple US, Ltd.
50.01% - Wealthsimple Europe S.a.r.l (44.20% equity)
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple GmbH
100.0% - Wealthsimple Technologies Europe Ltd
100.0% - SimpleTax Software Inc.
100.0% - Wealthsimple Payments Inc.
100.0% - Wealthsimple Digital Assets. Inc.
100.0% - Wealthsimple Media Inc.
100.0% - OrderUp Technologies Inc.
100.0% - Springboard II LP
16.4743% - Koho Financial Inc.
I.
Sagard Holdings & Portag3
Power Corporation of Canada
66.649% - Great-West Lifeco Inc. (65% in voting)
8.47% - Sagard Holdings Management Inc.
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Holdings Inc.
78.63% - Sagard Holdings Management Inc.
100.0% - GWL Realty Advisors U.S. Inc.

100.0% - EverWest Property Services, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% - EverWest Advisors LLC
100.0% - EverWest Advisors AZ, LLC
100.0% - EW Manager, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Holdings Wealth LP
64.2% - Grayhawk Investment Strategies Inc. (48.1% fully diluted equity)
100.0% - Sagard Foundry Participation LP
100.0% - P3 Ventures Participation LP
100.0% - SHRP Participation LP
100.0% - Sagard Partner Pool LP
100.0% - Sagard Europe Participation LP
100.0% - P3 Ventures 2021 Participation LP
100.0% - Sagard S.A.S.
100.0% - Sagard EMD Inc.
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Credit Fund
100.0% - Sagard Credit Partners II GP, Inc.
100.0% - Sagard Credit Partners II, LP
100.0% - Sagard Credit Partners II Carried Interest, LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Credit Fund (Cayman)
100.0% - Sagard Credit Partners (Lone Star), LP
100.0% - Sagard Credit Partners II (Cayman) GP, LLC
100.0% - Sagard Credit Partners II (Cayman), LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Sagard Healthcare Royalty Fund
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
1.15% - Albert Corporation
0.85% - Clark (FL Fintech E GmbH)
13.75% - Borrowell Inc.
35.17% - Diagram Ventures Limited Partnership
1.41% - Nesto Inc.

100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
12.66% - Albert Corporation
31.6573% - Koho Financial Inc.
14.94% - Clark (FL Fintech E GmbH)
13.20% - Socotra Inc.
16.99% - Fondeadora Inc.
15.47% - AlpacaDB, Inc.
19.90% - Pledg SAS
17.02% - Rose Technology Incorporated
15.80% - AtomicFI, Inc.
18.65% - Choosing Therapy Inc.
32.88% - Diagram Ventures Limited Partnership
63.63% - Diagram Ventures II Limited Partnership
12.89% - Conquest Planning Inc.
9.12% - integrate AI Inc.
17.40% - Boosted.ai
14.04% - Hellas Direct
2.26% - 1235304 Canada Inc.
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Portag3 Ventures Fund II
100.0% - Portage Ventures III GP Inc.
100.0% - Portage Ventures III Carried Interest LP
100.0% - Portage Ventures Fund III
100.0% - Portage Ventures III International LP
100.0% - Portage Ventures III Investments LP
16.99% - 12835304 Canada Inc.
10.90% - Covey IO Corp.
12.00% - GuarantR, Inc.
11.88% - KikOff Inc.
14.84% - Nesto Inc.
12.77% - HeyMirza Ltd.
13.59% - Listo S.A.S.
9.80% - Wealthier Pty Ltd.
11.11% - Modular Technologies OU
100.0% - Portage Ventures III Access Fund LP
100.0% - PFTA I GP Inc.
100.0% - PFTA I LP
100.0% - Sagard PFTA Agregator LP
50.0% - Diagram Ventures GP Inc.
100.0% - Diagram Ventures, LP
50.0% - Diagram Ventures II GP Inc.

100.0% - Diagram Ventures II LP
50.0% - Diagram Opportunity GP Inc.
100.0% - Diagram Opportunity Fund Carried Interest LP
100.0% - Diagram Opportunity Fund I LP
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
100.0% - Spadina GP Inc.
100.0% - Spadina Participation LP
100.0% - Spadina LP
3.77% - Wealthsimple Financial Corp. (2.67% equity)
100.0% - Sagard PE Canada GP Inc.
100.0% - Sagard Private Equity Canada LP
59.0% - SPEC Walter GP Inc.
100.0% - SPEC Walter LP
36.7% - Sagard USRE Inc.
50.0% - Outremont Technologies Inc. (41.75% economic shares)
100.0% - Outremont Technologies Manager Ltd.
100.0% - Outremont Technologies Special L.P.
100.0% - Outremont Technologies GP Ltd.
100.0% - Sagard USPF Inc
63.3% - Sagard USRE Inc.
4.0% - 1069759 B.C. Unlimited Liability Company
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Bauer Hockey (Beijing) Trading Limited
100.0% - Jacmal BV
100.0% - ProSharp AB (Sweden)
100.0% - ProSharp Inc. (NB, CA)
100.0% - ProSharp Inc. (DE, US)
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC

100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC
28.1% - Rawlings Sporting Goods Company Inc.

Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article 109:
(1)
“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)
“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3)	“Expenses” includes counsel fees.
(4)
“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)
“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.
(1)
Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:

	(a)	The individual's conduct was in good faith; and
	(b)	The individual reasonably believed:

		(I)	In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation's best interests; and
		(II)	In all other cases, that the conduct was at least not opposed to the corporation's best interests; and
	(c)	In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.
(2)
A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3)
The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:
(a)
In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or

(b)
In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1)	A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:
	(a)	The director delivers to the corporation a written affirmation of the director's good faith belief that;
		(I)	The director has met the relevant standard of conduct described in section 7-109-102; or
		(II)	The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and
(b)
The director delivers to the corporation a written undertaking, executed personally or on the director's behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.

(2)
The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)
Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:

(a)
If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)
If it determines that the director is entitled to indemnification or an advance of expenses under section 7-
109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-
ordered indemnification or advance of expenses.

(c)
If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)
A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.

(2)	The determinations required by subsection (1) of this section must be made:
(a)
If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;

(b)
By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or

	(c)	By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.
(3)
Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)
An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.

(2)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.
(3)
A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.

Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Variation by corporate action.
(1)
A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;

	(a)	Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.
(b)
That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.

(2)
A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.

(3)
A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).

(4)
Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.

(5)
Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.
Bylaws of Great-West
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:
(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;
(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)	the person conducted himself or herself in good faith; and
(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a)
the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the
Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:
	(i)	the person conducted himself or herself in good faith; and
(ii)
the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
Item 31. Principal Underwriter
(a)
GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. Including the Registrant,
GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, FutureFunds Series Account of GWL&A, Retirement Plan Series Account of
GWL&A, Variable Annuity-8 Series Account of GWL&A and Variable Annuity-8 Series Account of
GWL&A of New York.

(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel, and Secretary
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K.I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
M.J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
B.R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Associate General Counsel and Assistant Secretary

(c)	Compensation From the Registrant. Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
GWFS	-0-	-0-	-0-	-0-

Item 32. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
The Depositor, Great-West Life & Annuity Insurance Company, hereby undertakes and represents that the fees and charges deducted under the Group Contracts, in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Great-West Life & Annuity Insurance Company under the Group Contracts.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned and duly authorized in the City of Greenwood Village, and State of Colorado, on this 29th day of April, 2022.
FUTUREFUNDS SERIES ACCOUNT (Registrant)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer of Great- West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 29, 2022
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	President and Chief Executive Officer	April 29, 2022
Edmund F. Murphy III*
/s/ Andra S. Bolotin	Executive Vice President, Chief Financial Officer & Principal Accounting Officer	April 29, 2022
Andra S. Bolotin*
/s/ John L. Bernbach	Director	April 29, 2022
John L. Bernbach*
/s/ Robin Bienfait	Director	April 29, 2022
Robin Bienfait*
/s/ Jeff Carney	Director	April 29, 2022
Jeff Carney*
/s/ Marcel R. Coutu	Director	April 29, 2022
Marcel R. Coutu*
/s/ André R. Desmarais	Director	April 29, 2022
André R. Desmarais*
/s/ Paul G. Desmarais, Jr.	Director	April 29, 2022
Paul G. Desmarais, Jr.*

	Signature	Title	Date
	/s/ Gary A. Doer	Director	April 29, 2022
Gary A. Doer*
	/s/ Gregory J. Fleming	Director	April 29, 2022
Gregory J. Fleming*
	/s/ Claude Généreux	Director	April 29, 2022
Claude Généreux*
	/s/ Alain Louvel	Director	April 29, 2022
Alain Louvel*
	/s/ Paula B. Madoff	Director	April 29, 2022
Paula B. Madoff*
	/s/ Paul A. Mahon	Director	April 29, 2022
Paul A. Mahon*
	/s/ Robert L. Reynolds	Director	April 29, 2022
Robert L. Reynolds*
	/s/ T. Timothy Ryan, Jr.	Director	April 29, 2022
T. Timothy Ryan, Jr.*
	/s/ Jerome J. Selitto	Director	April 29, 2022
Jerome J. Selitto*
	/s/ Gregory D. Tretiak	Director	April 29, 2022
Gregory D. Tretiak
	/s/ Brian E. Walsh	Director	April 29, 2022
Brian E. Walsh*

*By:	/s/ Kirsty M. Lieberman	*Attorney-in-fact pursuant to Power of Attorney	April 29, 2022
Kirsty M. Lieberman